Registration No. 2-31661
                                             File No. 811-1810


SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-1A


REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933       / X /


         PRE-EFFECTIVE AMENDMENT NO. __                       /   /


         POST-EFFECTIVE AMENDMENT NO. 66                     / X /

             and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  / X /


      Amendment No. 27                                      / X /



                                             OPPENHEIMER GLOBAL FUND
                          (Exact Name of Registrant as Specified in Charter)

                       Two World Trade Center, New York, New York 10048-0203
                                    (Address of Principal Executive Offices)

                                                  212-323-0200
                                         (Registrant's Telephone Number)

                                             ANDREW J. DONOHUE, ESQ.
                                       Oppenheimer Management Corporation
                       Two World Trade Center, New York, New York 10048-0203
                                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):

     /   /  Immediately upon filing pursuant to paragraph (b)

     / X /  On October 1, 1995, pursuant to paragraph (b)

     /   /  60 days after filing, pursuant to paragraph (a)(1)

     /   /  On _______________, pursuant to paragraph (a)(1)

     /   /  75 days after filing, pursuant to paragraph (a)(2)


     /   /  On ________________, pursuant to paragraph (a)(2) of Rule
            485

           Registration of Shares Under the Securities Act of 1933

The Registrant has registered an indefinite number of shares under the Securities Act of 1933 pursuant to Rule 24f-2 promulgated under the Investment Company Act of 1940. A Rule 24f-2 Notice for the Registrant's fiscal year ended September 30, 1994 was filed on November 29, 1994.

                                                    FORM N-1A

                                            OPPENHEIMER GLOBAL FUND

                                              Cross Reference Sheet

Part A of
Form N-1A
Item No.       Heading in Prospectus
---------      ---------------------
1              Front Cover Page
2              Expenses; Overview of the Fund
3              Financial Highlights; Performance of the Fund
4              Front Cover Page; How the Fund is Managed - Organization
               and History; Investment Objective and Policies; Investment
               Restrictions
5              Expenses; How the Fund is Managed; Back Cover
5A             Performance of the Fund
6              How the Fund is Managed - Organization and History; The
               Transfer Agent; Dividends, Capital Gains and Taxes;
               Investment Objective and Policies - Portfolio Turnover
7               Shareholder Account Rules and Policies; How to Buy Shares;
               How to Sell Shares; How to Exchange Shares; Special
               Investor Services; Service Plan for Class A Shares;
               Distribution and Service Plan for Class B Shares;
               Distribution and Service Plan for Class C Shares
8              How to Sell Shares; Special Investor Services
9              *

Part B of
Form N-1A
Item No.       Heading in Statement of Additional Information
---------      ----------------------------------------------
10             Cover Page
11             Cover Page
12             *
13             Investment Objective and Policies; Other Investment
               Techniques and Strategies; Additional Investment
               Restrictions
14             How the Fund is Managed - Trustees and Officers of the Fund
15             How the Fund is Managed - Major Shareholders
16             How the Fund is Managed - Distribution and Service Plans
17             Brokerage Policies of the Fund
18             Additional Information About the Fund
19             Your Investment Account - How to Buy Shares; How to Sell
               Shares; How to Exchange Shares
20             Dividends, Capital Gains and Taxes
21             How the Fund is Managed; Brokerage Policies of the Fund
22             Performance of the Fund
23             Financial Statements

_______________
* Not applicable or negative answer.

OPPENHEIMER GLOBAL FUND

Prospectus dated October 1, 1995

    Oppenheimer Global Fund (the "Fund") is a mutual fund with the investment objective of capital appreciation. Current income is not an objective. The Fund invests primarily in common stocks of U.S. and foreign companies and normally invests a substantial portion of its assets in foreign stocks. The Fund emphasizes investments in "growth-type" companies, in industry sectors that the portfolio manager believes have appreciation possibilities. The Fund also uses "hedging" instruments to try to reduce the risks of market and currency fluctuations that affect the value of the securities the Fund holds.

    Some of the Fund's investment techniques may be considered speculative. Foreign investing involves special risks. These techniques may increase the risks of investing in the Fund and the Fund's operating costs. You should carefully review the risks associated with an investment in the Fund. Please refer to "Investment Policies and Strategies" for more information about the types of securities the Fund invests in and the risks of investing in the Fund.

    This Prospectus explains concisely what you should know before investing in the Fund. Please read this Prospectus carefully and keep it for future reference. You can find more detailed information about the Fund in the October 1, 1995 Statement of Additional Information. For a free copy, call Oppenheimer Shareholder Services, the Fund's Transfer Agent, at 1-800-525-7048, or write to the Transfer Agent at the address on the back cover. The Statement of Additional Information has been filed with the Securities and Exchange Commission and is incorporated into this Prospectus by reference (which means that it is legally part of this Prospectus).

                                      (logo) OppenheimerFunds

    Shares of the Fund are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the F.D.I.C. or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Contents


        ABOUT THE FUND

3       Expenses
5       A Brief Overview of the Fund
7       Financial Highlights
10      Investment Objective and Policies
17      How the Fund is Managed
19      Performance of the Fund

        ABOUT YOUR ACCOUNT

23      How to Buy Shares
        Class A Shares
        Class B Shares
        Class C Shares
35      Special Investor Services
        AccountLink
        Automatic Withdrawal and Exchange Plans
        Reinvestment Privilege
        Retirement Plans
37      How to Sell Shares
        By Mail
        By Telephone
39      How to Exchange Shares
40      Shareholder Account Rules and Policies
42      Dividends, Capital Gains and Taxes

ABOUT THE FUND

Expenses

        The Fund pays a variety of expenses directly for management of its assets, administration, distribution of its shares and other services, and those expenses are subtracted from the Fund's assets to calculate the Fund's net asset value per share. All shareholders therefore pay those expenses indirectly. Shareholders pay other expenses directly, such as sales charges and account transaction charges. The following tables are provided to help you understand your direct expenses of investing in the Fund and your share of the Fund's business operating expenses that you will bear indirectly. The numbers below are based on the Fund's expenses during its last fiscal year ended September 30, 1994.

        - Shareholder Transaction Expenses are charges you pay when you buy or sell shares of the Fund. Please refer to "About Your Account," from pages 23 through 35, for an explanation of how and when these charges apply.


                                                       Class A        Class B                 Class C
                                                       -------        -------                 -------
Maximum Sales Charge on Purchases
  (as a % of offering price)                           5.75%          None                    None
Sales Charge on Reinvested Dividends                   None           None                    None
Deferred Sales Charge
  (as a % of the lower of the original
  purchase price or redemption proceeds)               None(1)        5% in the 1st           1% if redeemed
                                                                      year, declining         within 12
                                                                      to 1% in the 6th        months of
                                                                      year and eliminated     purchase(2)
                                                                      thereafter(2)
Exchange Fee                                           None           None                    None
Redemption Fee                                         None(3)        None(3)                 None(3)

_________________________
(1) If you invest $1 million or more ($500,000 or more for purchases by OppenheimerFunds prototype 401(k) plans) in Class A shares, you may have to pay a sales charge of up to 1% if you sell your shares within 18 calendar months from the end of the calendar month during which you purchased those shares. See "How to Buy Shares - Class A Shares," below.

(2) For more information on contingent deferred sales charges, see "How to Buy Shares-Class B Shares" and "How to Buy Shares-Class C Shares" below.

(3) There is a $10 transaction fee for redemptions paid by Federal Funds wire, but not for redemptions paid by ACH transfer through AccountLink.

        - Annual Fund Operating Expenses are paid out of the Fund's assets and represent the Fund's expenses in operating its business. For example, the Fund pays management fees to its investment adviser, Oppenheimer Management Corporation (which is referred to in this Prospectus as the "Manager"). The rates of the Manager's fees are set forth in "How the Fund is Managed," below. The Fund has other regular expenses for services, such as transfer agent fees, custodial fees paid to the bank that holds its portfolio securities, audit fees and legal expenses. Those expenses are detailed in the Fund's Financial Statements in the Statement of Additional Information.

        The numbers in the table below are projections of the Fund's business expenses based on the Fund's expenses in its last fiscal year. These amounts are shown as a percentage of the average net assets of each class of the Fund's shares for that year. The Management Fees and Total Fund Operating Expenses have been restated to reflect the increase in management fees approved by the Fund's shareholders at a meeting held on June 27, 1994, as if those rates had been in effect for the entire fiscal year. If the Management Fee had not been increased during the fiscal year, the Fund's Management Fees for Class A shares and Class B shares would have been 0.63% and the Total Fund Operating Expenses would have been 1.12% and 2.05% for Class A and Class B shares, respectively. The
12b-1 Plan Fees for Class A shares are service fees (the maximum fee is 0.25% of average net assets of that class). For Class B and Class C shares, the 12b-1 Distribution Plan Fees are service fees (the maximum fee is 0.25% of average net assets of that class) and the asset-based sales charge of 0.75%. Class C shares were not publicly offered during the Fund's fiscal year ended September 30, 1994. Accordingly, the Annual Fund Operating Expenses for Class C shares are estimates based upon amounts that would have been payable if Class C shares had been outstanding during that fiscal year. These plans are described in greater detail in "How to Buy Shares."

        The actual expenses for each class of shares in future years may be more or less than the numbers in the table, depending on a number of factors, including changes in the actual value of the Fund's assets represented by each class of shares.


                                   Class A        Class B        Class C
                                   --------       -------        -------
Management Fees (restated)         0.73%          0.73%          0.73%
12b-1 Distribution Plan Fees       0.18%          1.00%          1.00%
Other Expenses                     0.31%          0.42%          0.42%
Total Fund Operating Expenses      1.22%          2.15%          2.15%
  (Restated)

        - Examples - To try to show the effect of these expenses on an investment over time, we have created the hypothetical examples shown below. Assume that you make a $1,000 investment in each class of shares of the Fund, that the Fund's annual return is 5%, and that its operating expenses for each class are the ones shown in the Annual Fund Operating Expenses table above (as restated). If you were to redeem your shares at the end of each period shown below, your investment would incur the following expenses by the end of 1, 3, 5 and 10 years:


                      1 year    3 years     5 years     10 years*
                      ------    -------     -------     --------
Class A Shares        $ 69      $ 94        $121        $197
Class B Shares        $ 72      $ 97        $135        $203
Class C Shares        $ 32      $ 67        $115        $248

        If you did not redeem your investment, it would incur the following expenses:

                      1 year    3 years     5 years     10 years*
                      ------    -------     -------     --------
Class A Shares        $ 69      $ 94        $121        $197
Class B Shares        $ 22      $ 67        $115        $203
Class C Shares        $ 22      $ 67        $115        $248

_____________________
* The Class B expenses in years 7 through 10 are based on the Class A expenses shown above, because the Fund automatically converts your Class
B shares into Class A shares after 6 years. Because of the effect of the asset-based sales charge and contingent deferred sales charge imposed on Class B and Class C shares, long-term holders of Class B and Class C shares could pay the economic equivalent of more than the maximum front-end sales charge allowed under applicable regulations. For Class B shareholders, the automatic conversion of Class B shares to Class A Shares is designed to minimize the likelihood that this will occur. Please refer to "How to Buy Shares - Buying Class B Shares" for more information.

        These examples show the effect of expenses on an investment, but are not meant to state or predict actual or expected costs or investment returns of the Fund, all of which will vary.

A Brief Overview of the Fund

        Some of the important facts about the Fund are summarized below, with references to the section of this Prospectus where more complete information can be found. You should carefully read the entire Prospectus before making a decision about investing in the Fund. Keep the Prospectus for reference after you invest, particularly for information about your account, such as how to sell or exchange shares.

        - What Is The Fund's Investment Objective? The Fund's investment objective is to seek capital appreciation. Current income is not an objective.

        - What Does the Fund Invest In? The Fund primarily invests in foreign and domestic common or convertible stocks of "growth type" companies considered to have appreciation possibilities. Investments in debt securities may be made in uncertain market conditions. The Fund may also use hedging instruments and some derivative investments to try to manage investment risks. These investments are more fully explained in "Investment Objective and Policies," starting on page 10.

        - Who Manages the Fund? The Fund's investment adviser (the Manager) is Oppenheimer Management Corporation. The Manager (including a subsidiary) manages investment company portfolios having over $35 billion in assets. The Manager is paid an advisory fee by the Fund, based on its net assets. The Fund has a portfolio manager, William Wilby, who is employed by the Manager. He is primarily responsible for the selection of the Fund's securities. The Fund's Board of Trustees, elected by shareholders, oversees the investment adviser and the portfolio manager. Please refer to "How the Fund is Managed," starting on page 17 for more information about the Manager and its fees.

        - How Risky is the Fund? All investments carry risks to some degree. It is important to remember that the Fund is designed for long-term investors. The Fund's investments in stocks and bonds are subject to changes in their value from a number of factors such as changes in general bond and stock market movements or the change in value of particular stocks because of an event affecting the issuer. The Fund's investments in foreign securities are subject to additional risks associated with investing abroad, such as the effect of currency rate changes on stock values. These changes affect the value of the Fund's investments and its price per share. In the OppenheimerFunds spectrum, the Fund is generally more volatile than the other stock funds, the income and growth funds, and the more conservative income funds. While the Manager tries to reduce risks by diversifying investments, by carefully researching securities before they are purchased for the portfolio, and in some cases by using hedging techniques, there is no guarantee of success in achieving the Fund's objective, and your shares may be worth more or less than their original cost when you redeem them. Please refer to "Investment Objective and Policies" starting on page 10 for a more complete discussion of the Fund's investment risks.

        - How Can I Buy Shares? You can buy shares through your dealer or financial institution, or you can purchase shares directly through the Distributor by completing an Application or by using an Automatic
Investment Plan under AccountLink. Please refer to "How to Buy Shares" on page 23 for more details.

        - Will I Pay a Sales Charge to Buy Shares? The Fund has three classes of shares. Each class has the same investment portfolio but different expenses. Class A shares are offered with a front-end sales charge, starting at 5.75%, and reduced for larger purchases. Class B and Class C shares are offered without a front-end sales charge, but may be subject to a contingent deferred sales charge if redeemed within 6 years or 12 months, respectively, of purchase. There is also an annual asset-based sales charge on Class B and Class C shares. Please review "How To Buy Shares" starting on page 23 for more details, including a discussion about which class may be appropriate for you.

        - How Can I Sell My Shares? Shares can be redeemed by mail or by telephone call to the Transfer Agent on any business day, or through your dealer. Please refer to "How to Sell Shares" on page 37. The Fund also offers exchange privileges to other Oppenheimer funds, described in "How To Exchange Shares" on page 39.

        - How Has the Fund Performed? The Fund measures its performance by quoting its average annual total returns and cumulative total returns, which measure historical performance. Those returns can be compared to the returns (over similar periods) of other funds. Of course, other funds may have different objectives, investments, and levels of risk. The
Fund's performance can also be compared to a broad stock market index, which we have done on page 22. Please remember that past performance does not guarantee future results.

Financial Highlights

        The table on the following pages presents selected financial information about the Fund, including per share data, expense ratios and other data based on the Fund's average net assets. This information has been audited by KPMG Peat Marwick LLP, the Fund's independent auditors, whose report on the financial statements of the Fund for the fiscal year ended September 30, 1994, is included in the Statement of Additional Information. The information for the six months ended March 31, 1995 is unaudited. Class C shares were not publicly offered during the periods shown, and consequently, no information on Class C shares is included in the table on the following pages or in the Fund's financial statements.


                                Class A
                                -------         --------------------------------------------------------------------------
                               Six Months
                                  Ended
                                March 31,
                                  1995                                      Year Ended September 30,
                               (Unaudited)        1994            1993         1992         1991         1990       1989
                                --------        --------        --------     --------     --------     --------     ------


Per Share Operating Data:
Net asset value, beginning
  of period                     $  37.69        $  35.04        $  30.03     $  32.05     $  27.63     $  30.43    $ 22.94
                                --------        --------        --------     --------     --------     --------     ------
Income (loss) from
  investment operations:
Net investment income (loss)         .08             .17             .26          .17          .05          .02       .20
Net realized and unrealized
  gain (loss) on investments
  and foreign currency
  transactions                     (1.47)           6.10            4.99        (1.50)        6.14          .29       9.11
                                --------        --------        --------     --------     --------     --------     ------
Total income (loss) from
  investment operations             1.39            6.27            5.25        (1.33)        6.19          .31       9.31
Dividends and distributions
  to shareholders:
Dividends from net
  investment income                 --              (.25)           (.12)        (.11)        (.08)        (.11)      (.09)
Distributions from net
  realized gain on
  investments and foreign
  currency transactions            (3.75)          (3.37)           (.12)        (.58)       (1.69)       (3.00)      (1.73)
                                --------        --------        --------     --------     --------     --------     ------
Total dividends and
  distributions to
  shareholders                     (3.75)          (3.62)           (.24)        (.69)       (1.77)       (3.11)      (1.82)
Net asset value, end of
  period                        $  32.55        $  37.69        $  35.04     $  30.03     $  32.05     $  27.63     $  30.43
                                ========        ========        ========     ========
========    ========      ======
Total Return, at Net
  Asset Value(2)                   (3.46)%         19.19%          17.67%       (4.23)%      23.71%        .79%     42.87%
                                --------        --------        --------     --------     --------     --------     ------
Ratios/Supplemental Data:
Net assets, end of period
  (in millions)                 $  1,921        $  1,921        $  1,389     $  1,215     $  1,076     $    720     $  523
                                --------        --------        --------     --------     --------     --------     ------
Average net assets
  (in millions)                 $  1,868        $  1,711        $  1,213     $  1,194     $    899     $    672     $  446
                                --------        --------        --------     --------     --------     --------     ------
Number of shares
  outstanding at end of
  period(in thousands)            59,006          50,955          39,632       40,441       33,585      26,056      17,183
                                --------        --------        --------     --------     --------     --------     ------
Amount of debt outstanding
  at end of period
  (in thousands)                     N/A             N/A             $--     $ 60,000     $ 60,000     $ 60,000   $ 30,000
                                --------        --------        --------     --------     --------     --------     ------
Average amount of debt
  outstanding throughout
  each period (in thousands)         N/A             N/A        $ 18,247     $ 60,000     $ 60,000     $ 42,877    $30,000
                                --------        --------        --------     --------     --------     --------     ------
Average number of shares
  outstanding throughout
  each period (in thousands)         N/A             N/A          39,853       37,435       30,607       21,982     16,968
                                --------        --------        --------     --------     --------     --------     ------
Average amount of debt per
  share outstanding
  throughout each period             N/A             N/A        $    .46     $   1.60     $   1.96     $   1.95    $  1.77
                                --------        --------        --------     --------     --------     --------     ------
Ratios to average net assets:
Net investment income (loss)         .53%(3)         .38%            .84%         .55%         .22%         .16%       .73%
Expenses                            1.17%(3)        1.15%           1.18%        1.36%        1.65%        1.68%      1.90%
                                --------        --------        --------     --------     --------     --------     ------
Portfolio turnover rate             43.4%(5)        78.3%(4)        86.9%        18.0%        19.9%      27.2%        62.6%


(Continued)                                                                           Class B
                                ------------------------------------------------------------------------------------------
                                                                                   Six Months
                                                                                     Ended
                                           Year Ended September 30,                 March 31,       Year Ended
                                                                                      1995          Sept. 30,
                                  1988         1987         1986         1985      (Unaudited)        1994          1993(1)
                                --------     --------     --------     --------     --------        --------        ------
Per Share Operating Data:
Net asset value, beginning
  of period                     $  38.29     $  28.88     $  17.36     $  16.47     $  37.36        $  34.99       $ 33.33
                                --------     --------     --------     --------     --------        --------        ------
Income (loss) from
  investment operations:
Net investment income (loss)         .04          .05          .12          .14         (.02)            .08          .03
Net realized and unrealized
  gain (loss) on investments
  and foreign currency
  transactions                     (9.70)       13.28        11.56         1.71        (1.50)           5.83         1.63
                                --------     --------     --------     --------     --------        --------        ------
Total income (loss) from
  investment operations            (9.66)       13.33        11.68         1.85        (1.52)           5.91         1.66
Dividends and distributions
  to shareholders:
Dividends from net
  investment income                 (.07)        (.11)        (.10)        (.04)        --              (.18)         --
Distributions from net
  realized gain on
  investments and foreign
  currency transactions            (5.62)       (3.81)        (.06)        (.92)       (3.75)          (3.36)        --
                                --------     --------     --------     --------     --------        --------        ------
Total dividends and
  distributions to
  shareholders                     (5.69)       (3.92)        (.16)        (.96)       (3.75)          (3.54)         --
Net asset value, end of
  period                        $  22.94     $  38.29     $  28.88     $  17.36     $  32.09        $  37.36       $34.99
                                ========     ========     ========     ========     ========
     ========        ======
Total Return, at Net
  Asset Value(2)                  (25.17)%      52.65%       67.63%       12.00%       (3.86)%        18.10%         3.64%
                                --------     --------     --------     --------     --------        --------        ------
Ratios/Supplemental Data:
Net assets, end of period
  (in millions)                 $    371     $    601     $    372     $    232     $    247        $    187        $   6
                                --------     --------     --------     --------     --------        --------        ------
Average net assets
  (in millions)                 $    398     $    473     $    331     $    226     $    217        $     88        $   3
                                --------     --------     --------     --------     --------        --------        ------
Number of shares
  outstanding at end of
  period(in thousands)            16,191       15,708       12,891       13,347        7,682           4,993         172
                                --------     --------     --------     --------     --------        --------        ------
Amount of debt outstanding
  at end of period
  (in thousands)                $ 30,000     $ 35,000     $ 22,000     $ 14,000          N/A             N/A        N/A
                                --------     --------     --------     --------     --------        --------        ------
Average amount of debt
  outstanding throughout
  each period (in thousands)    $ 31,052     $ 26,290     $ 19,058     $  3,877          N/A            N/A          N/A
                                --------     --------     --------     --------     --------        --------        ------
Average number of shares
  outstanding throughout
  each period (in thousands)      17,173       15,099       13,205       14,476          N/A             N/A        N/A
                                --------     --------     --------     --------     --------        --------        ------
Average amount of debt per
  share outstanding
  throughout each period        $   1.81     $   1.74     $   1.44     $    .27          N/A             N/A         N/A
                                --------     --------     --------     --------     --------        --------        ------
Ratios to average net assets:
Net investment income (loss)         .15%         .16%         .47%         .81%       (.29)%(3)        (.3)%        1.52%(3)
Expenses                            1.89%        1.49%        1.60%        1.21%        2.01%(3)        2.08%        2.40%(3)
                                --------     --------     --------     --------     --------        --------        ------
Portfolio turnover rate             25.2%        37.0%        25.2%        29.0%        43.4%(5)       78.3%(4)     86.9%


1. For the period from August 17, 1993 (inception of offering) to September 30, 1993.

2. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

3. Annualized.

4. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the year ended September 30, 1994 were $1,557,137,514 and $1,318,260,043, respectively.

5. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the six months ended March 31, 1995 were $946,610,899 and $816,913,633, respectively.

Investment Objective and Policies

Objective. The Fund invests its assets with the objective of capital appreciation.

Investment Policies and Strategies. The Fund seeks capital appreciation by emphasizing investments in common stocks or convertible securities of "growth-type" companies. These may include securities of U.S. companies or foreign companies, as discussed below. The Fund may invest in securities of smaller, less well-known companies as well as those of large, well-known companies (not generally included in the definition of "growth-type" companies). The Fund may hold warrants and rights. Current income is not a consideration in the selection of portfolio securities.
A portion of the Fund's assets may be invested in securities for liquidity purposes.

        As a matter of fundamental policy, under normal market conditions (when the Manager believes that the securities markets are not in a volatile or unstable period), the Fund invests in securities of issuers traded in markets in at least three different countries (which may include the United States). The Manager expects that the Fund will normally invest a substantial portion of its assets in foreign securities (discussed in "Foreign Securities," below).

        The Fund's portfolio manager currently employs an investment strategy in selecting foreign and domestic securities that considers the effects of worldwide trends on the growth of various business sectors. These trends or "global themes" currently include telecommunications expansion, emerging consumer markets, infrastructure development, natural resource use and development, corporate restructuring, capital market development in foreign countries, health care expansion, and global integration.
These trends, which may affect the growth of companies having businesses in these sectors or affected by their development, may suggest opportunities for investing the Fund's assets. The Manager does not invest a fixed or specific amount of the Fund's assets in any one sector, and these themes or this approach may change over time.

        The Fund may also seek to take advantage of changes in the business cycle by investing in companies that are sensitive to those changes as well as in "special situations" the Manager believes present opportunities for capital growth. For example, when a country's economy is expanding, companies in the financial services and consumer products industries may be in a position to benefit from changes in the business cycle and may present long-term growth opportunities.

        When investing the Fund's assets, the Manager considers many factors, including the global themes discussed above, general economic conditions abroad relative to the U.S. and the trends in foreign and domestic stock markets. The Fund may try to hedge against losses in the value of its portfolio of securities by using hedging strategies and derivative investments described below.

        When market conditions are unstable, the Fund may invest in debt securities, such as rated or unrated bonds and debentures, cash equivalents and preferred stocks. It is expected that short-term debt securities (which are securities maturing in one year or less from date of purchase) will be emphasized for defensive or liquidity purposes, since those securities usually may be disposed of quickly and their prices tend not to be as volatile as the prices of longer term debt securities. When circumstances warrant, securities may be sold without regard to the length of time held, although short-term trading may increase brokerage costs borne by the Fund.

        - What are "Growth-Type" Companies? These tend to be newer companies that may be developing new products or services, or expanding into new markets for their products. While they may have what the Manager believes to be favorable prospects for the long-term, growth-type companies normally retain a large part of their earnings for research, development and investment in capital assets. Therefore, they tend not to emphasize the payment of dividends.

        - Can the Fund's Investment Objective and Policies Change? The Fund has an investment objective, which is described above, as well as investment policies it follows to try to achieve its objective.
Additionally, the Fund uses certain investment techniques and strategies in carrying out those investment policies. The Fund's investment policies and techniques are not "fundamental" unless this Prospectus or the Statement of Additional Information says that a particular policy is "fundamental." The Fund's investment objective is a fundamental policy.

        Fundamental policies are those that cannot be changed without the approval of a "majority" of the Fund's outstanding voting shares. The term "majority" is defined in the Investment Company Act to be a particular percentage of outstanding voting shares (and this term is explained in the Statement of Additional Information). The Fund's Board of Trustees may change non-fundamental policies without shareholder approval, although significant changes will be described in amendments to this Prospectus.

        - Stock Investment Risks. Because the Fund normally invests most, or a substantial portion, of its assets in stocks, the value of the Fund's portfolio will be affected by changes in the stock markets. At times, the stock markets can be volatile, and stock prices can change substantially. This market risk will affect the Fund's net asset values per share, which will fluctuate as the values of the Fund's portfolio securities change.
Not all stock prices change uniformly or at the same time, not all stock markets move in the same direction at the same time, and other factors can affect a particular stock's prices (for example, poor earnings reports by an issuer, loss of major customers, major litigation against an issuer, or changes in government regulations affecting an industry). Not all of these factors can be predicted.

        As discussed below, the Fund attempts to limit market risks by diversifying its investments, that is, by not holding a substantial amount of stock of any one company and by not investing too great a percentage of the Fund's assets in any one company.

        Because of the types of securities the Fund invests in and the investment techniques the Fund uses, some of which may be speculative, the Fund is designed for investors who are investing for the long-term and who are willing to accept greater risks of loss of their investment in the hope of achieving capital appreciation. It is not intended for investors seeking assured income and preservation of capital. Investing for capital appreciation entails the risk of loss of all or part of your investment. Because changes in securities market prices can occur at any time, there is no assurance that the Fund will achieve its investment objective, and when you redeem your shares, they may be worth more or less than what you paid for them.

        - Foreign Securities. The Fund will normally invest a substantial amount of its assets in foreign securities. Foreign securities are those that are traded primarily on a foreign securities exchange or in the foreign over-the-counter markets. The Fund can invest up to 100% of its assets in foreign securities. As of September 30, 1994, approximately 71.2% of the Fund's net assets were invested in foreign securities. The Fund may purchase equity (and debt) securities issued or guaranteed by foreign companies or foreign governments or their agencies. The Fund may buy securities of companies or governments in any country, developed or underdeveloped.

        The Fund will hold foreign currency only in connection with the purchase or sale of foreign securities. If the Fund's securities are held abroad, the countries in which they are held and the sub-custodians holding them must be approved by the Fund's Board of Trustees.

        - Foreign securities have special risks. There are special risks in investing in foreign securities. Because the Fund may purchase securities denominated in foreign currencies or traded primarily in foreign markets, a change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of those foreign securities. Foreign issuers are not required to use generally-accepted accounting principals that apply to U.S. issuers. If foreign securities are not registered for sale in the U.S. under U.S. securities laws, the issuer does not have to comply with disclosure requirements that U.S. companies are subject to. The value of foreign investments may be affected by other factors, including exchange control regulations, expropriation or nationalization of a company's assets, foreign taxes, delays in settlement of transactions, changes in governmental, economic or monetary policy in the U.S. or abroad, or other political and economic factors.

        In addition, it is generally more difficult to obtain court judgements outside the U.S. if the Fund were to sue a foreign issuer or broker. Additional costs may be incurred because foreign brokerage commissions are generally higher than U.S. rates, and there are additional custodial costs associated with holding securities abroad. More information about the risks and potential rewards of investing in foreign securities is contained in the Statement of Additional Information.

        - Portfolio Turnover. A change in the securities held by the Fund is known as "portfolio turnover." The Fund ordinarily does not engage in short-term trading to try to achieve its objective. As a result, the Fund's portfolio turnover is not expected to be more than 100% each year. The "Financial Highlights," above, show the Fund's portfolio turnover rate during past fiscal years.

        Portfolio turnover affects brokerage costs, dealer markups and other transaction costs, and results in the Fund's realization of capital gains or losses for tax purposes. It may also affect the Fund's ability to qualify as a "regulated investment company" under the Internal Revenue
Code for tax deductions for dividends and capital gains distributions the Fund pays to shareholders. The Fund qualified in its last fiscal year and intends to do so in the coming year, although it reserves the right not to qualify.

        - Derivative Investments. In general, a "derivative investment" is a specially designed investment. Its performance is linked to the performance of another investment or security, such as an option, future, index, currency or commodity. The Fund can invest in a number of different kinds of "derivative investments." They are used in some cases for hedging purposes and in other cases to enhance total return. In the broadest sense, exchange-traded options and futures contracts (discussed in "Hedging," below) may be considered "derivative investments."

        There are special risks in investing in derivative investments. The company issuing the instrument may fail to pay the amount due on the maturity of the instrument. Also, the underlying investment or security on which the derivative is based might not perform the way the Manager expected it to perform. The performance of derivative investments may also be influenced by interest rate and stock market changes in the U.S.
and abroad. All of this can mean that the Fund may realize less principal or income from the investment than expected. Certain derivative investments held by the Fund may trade in the over-the-counter market and may be illiquid. Please refer to "Illiquid and Restricted Securities" for an explanation.

        - Repurchase Agreements. The Fund may enter into repurchase agreements. In a repurchase transaction, the Fund buys a security and simultaneously sells it to the vendor for delivery at a future date. They are used primarily for cash liquidity purposes.

        Repurchase agreements must be fully collateralized. However, if the vendor fails to pay the resale price on the delivery date, the Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so. The Fund will not enter into a repurchase agreement that causes more than 10% of its net assets to be subject to repurchase agreements having a maturity beyond seven days.
There is no limit on the amount of the Fund's net assets that may be subject to repurchase agreements of seven days or less.

Other Investment Techniques and Strategies

        The Fund may also use the investment techniques and strategies described below. These techniques involve certain risks. The Statement of Additional Information contains more information about these practices, including limitations on their use that may help to reduce some of the risks.

        - Loans of Portfolio Securities. The Fund has entered into a Securities Lending Agreement and Guaranty with The Bank of New York.
Under that agreement portfolio securities of the Fund may be loaned to brokers, dealers and other financial institutions. The Securities Lending Agreement provides that loans must be adequately collateralized and may be made only in conformity with the Fund's Securities Lending Guidelines, adopted by the Fund's Board of Trustees. The value of the securities loaned may not exceed 25% of the value of the Fund's total assets. The Fund presently does not intend that the value of the securities loaned in the current fiscal year will exceed 5% of the value of the Fund's total assets.

        In lending its securities, the Fund has certain risks, such as a delay in receiving additional collateral, a delay in the return of the loaned securities or loss of rights in the collateral if the borrower fails financially. To try to reduce some of those risks, the Fund is the beneficiary of a guaranty provided by The Bank of New York. See "Loans of Portfolio Securities" in the Statement of Additional Information for further information.

        - Special Risks - Borrowing for Leverage. The Fund may borrow up to 10% of the value of its net assets from banks on an unsecured basis to buy securities. That percentage limit is a fundamental policy. This is a speculative investment method known as "leverage." This investing technique may subject the Fund to greater risks and costs than funds that do not borrow. These risks may include the possibility that the Fund's net asset value per share will fluctuate more than funds that don't borrow, since the Fund pays interest on borrowings and interest expense affects the Fund's share price. Borrowing for leverage is subject to limits under the Investment Company Act, described in more detail in "Borrowing for Leverage" in the Statement of Additional Information.

        - Warrants and Rights. Warrants basically are options to purchase stock at set prices that are valid for a limited period of time. Rights are similar to warrants but normally have a short duration and are distributed directly by the issuer to its shareholders. The Fund may invest up to 5% of its total assets in warrants or rights. That 5% limitation does not apply to warrants the Fund has acquired as part of units with other securities or that are attached to other securities. No more than 2% of the Fund's total assets may be invested in warrants that are not listed on either The New York Stock Exchange or The American Stock Exchange. These percentage limitations are fundamental policies. For further details, see "Warrants and Rights" in the Statement of Additional Information.

        - Special Situations. The Fund may invest in securities of companies that are in "special situations" that the Manager believes may present opportunities for capital growth. A "special situation" may be an event such as a proposed merger, reorganization, or other unusual development that is expected to occur and which may result in an increase in the value of a company's securities, regardless of general business conditions or the movement of prices in the securities market as a whole. There is a risk that the price of the security may decline if the anticipated development fails to occur.

        - Investing In Small, Unseasoned Companies. The Fund may invest in securities of small, unseasoned companies. These are companies that have been in operation less than three years, including the operations of any predecessors. Securities of these companies may have limited liquidity (which means that the Fund may have difficulty selling them at an acceptable price when it wants to) and the price of these securities may be volatile. See "Investing in Small, Unseasoned Companies" in the Statement of Additional Information for a further discussion of the risks involved in such investments.

        - Illiquid and Restricted Securities. Under the policies and procedures established by the Fund's Board of Trustees, the Manager determines the liquidity of certain of the Fund's investments. Investments may be illiquid because of the absence of an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. A restricted security is one that has a contractual restriction on its resale or which cannot be sold publicly until it is registered under the Securities Act of 1933. The Fund will not invest more than 10% of its net assets in illiquid or restricted securities (that limit may increase to 15% if certain state laws are changed or the Fund's shares are no longer sold in those states). The Fund's percentage limitation on these investments does not apply to certain restricted securities that are eligible for resale to qualified institutional purchasers. See "Restricted and Illiquid Securities" in the Statement of Additional Information for further details.

        - Hedging. As described below, the Fund may purchase and sell certain kinds of futures contracts, put and call options, forward contracts, and options on futures and broadly-based stock indices. These are all referred to as "hedging instruments." The Fund does not use hedging instruments for speculative purposes, and has limits on the use of them, described below. The hedging instruments the Fund may use are described below and in greater detail in "Other Investment Techniques and Strategies" in the Statement of Additional Information.

        The Fund may buy and sell options, futures and forward contracts for a number of purposes. It may do so to try to manage its exposure to the possibility that the prices of its portfolio securities may decline, or to establish a position in the securities market as a temporary substitute for purchasing individual securities. Some of these strategies, such as selling futures, buying puts and writing covered calls, hedge the Fund's portfolio against price fluctuations.

        Other hedging strategies, such as buying futures and call options, tend to increase the Fund's exposure to the securities market. Forward contracts are used to try to manage foreign currency risks on the Fund's foreign investments. Foreign currency options are used to try to protect against declines in the dollar value of foreign securities the Fund owns, or to protect against an increase in the dollar cost of buying foreign securities. Writing covered call options may also provide income to the Fund for liquidity purposes.

        - Futures. The Fund may buy and sell futures contracts that relate to (1) broadly-based stock indices (these are referred to as Stock Index Futures) or (2) foreign currencies (these are called Forward Contracts and are discussed below).

        -  Put and Call Options.  The Fund may buy and sell certain kinds of
put options (puts) and call options (calls).   A call or put option may
not be purchased if the value of all of the Fund's put and call options would exceed 5% of the Fund's total assets. Calls the Fund buys or sells must be listed on a domestic securities or commodities exchange, or quoted on the Automated Quotation System of the National Association of Securities Dealers, Inc. In the case of puts and calls on foreign currency, they must be traded on a securities or commodities exchange, or be quoted by recognized dealers in those options.

        The Fund may buy calls only on securities, broadly-based stock indices, foreign currencies or Stock Index Futures, or to terminate its obligation on a call the Fund previously wrote.

        The Fund may write (that is, sell) call options. Each call the Fund writes must be "covered" while it is outstanding. That means the Fund must own the investment on which the call was written or it must own other securities that are acceptable for the escrow arrangements required for calls. The Fund may write calls on futures contracts it owns, but these calls must be covered by securities or other liquid assets the Fund owns and segregates to enable it to satisfy its obligations if the call is exercised. When the Fund writes a call, it receives cash (called a premium). The call gives the buyer the ability to buy the investment on which the call was written from the Fund at the call price during the period in which the call may be exercised. If the value of the investment does not rise above the call price, it is likely that the call will lapse without being exercised, while the Fund keeps the cash premium (and the investment). After the Fund writes a call, not more than 25% of the Fund's total assets may be subject to calls.

        The Fund may purchase put options. Buying a put on an investment gives the Fund the right to sell the investment at a set price to a seller of a put on that investment. The Fund can buy only those puts that relate to securities that the Fund owns, broadly-based stock indices, foreign currencies or Stock Index Futures. The Fund can buy a put on a Stock Index Future whether or not the Fund owns the particular Stock Index Future in its portfolio.

        The Fund may write puts on securities, broadly-based stock indices, foreign currencies or Stock Index Futures in an amount up to 50% of its total assets but only if those puts are covered by segregated liquid assets. In writing puts, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price.

        - Forward Contracts. Forward contracts are foreign currency exchange contracts. They are used to buy or sell foreign currency for future delivery at a fixed price. The Fund uses them to try to "lock in" the U.S. dollar price of a security denominated in a foreign currency that the Fund has bought or sold, or to protect against possible losses from changes in the relative values of the U.S. dollar and foreign currency. The Fund limits its net exposure under forward contracts in a particular foreign currency to the amount of its assets denominated in that currency or denominated in a closely-correlated currency.

        - Hedging Instruments can be volatile investments and may involve special risks. The use of hedging instruments requires special skills and knowledge of investment techniques that are different from what is required for normal portfolio management. If the Manager uses a hedging instrument at the wrong time or judges market conditions incorrectly, hedging strategies may reduce the Fund's return. The Fund could also experience losses if the prices of its futures and options positions were not correlated with its other investments or if it could not close out a position because of an illiquid market for the future or option.

        Options trading involves the payment of premiums and has special tax effects on the Fund. There are also special risks in particular hedging strategies. If a covered call written by the Fund is exercised on a security that has increased in value, the Fund will be required to sell the security at the call price and will not be able to realize any profit if the security has increased in value above the call price. The use of forward contracts may reduce the gain that would otherwise result from a change in the relationship between the U.S. dollar and a foreign currency. These risks and the hedging strategies the Fund may use are described in greater detail in the Statement of Additional Information.

        - Short Sales Against-the-Box. In a short sale, the seller does not own the security that is sold, but normally borrows the security to fulfill its delivery obligation. The seller later buys the security to repay the loan, in the expectation that the price of the security will be lower when the purchase is made, resulting in a gain. The Fund may not sell securities short except in collateralized transactions referred to as "short sales against-the-box," where the Fund owns an equivalent amount of the securities sold short. This technique is primarily used for tax purposes. As a fundamental policy, no more than 15% of the Fund's net assets will be held as collateral for such short sales at any one time.

Other Investment Restrictions

        The Fund has certain investment restrictions that are fundamental policies. Under these restrictions, the Fund cannot do any of the following:

        - Buy securities issued or guaranteed by any one issuer (except the U.S. Government or any of its agencies or instrumentalities) if, with respect to 75% of its total assets, more than 5% of the Fund's total assets would be invested in securities of that issuer, or the Fund would then own more than 10% of that issuer's voting securities.

        - Concentrate investments in any particular industry. Therefore the Fund will not purchase the securities of companies in any one industry if, thereafter, more than 25% of the value of the Fund's assets would consist of securities of companies in that industry.

        All of the percentage limitations described above and elsewhere in this Prospectus (other than the percentage limits that apply to borrowing), apply only at the time the Fund purchases a security, and the Fund need not dispose of a security merely because the size of the Fund's assets has changed or the security has increased in value relative to the size of the Fund. There are other fundamental policies discussed in the Statement of Additional Information.

How the Fund is Managed

Organization and History. The Fund was originally incorporated in Maryland in 1969 but was reorganized in 1986 as a Massachusetts business trust. The Fund is an open-end, diversified management investment company, with an unlimited number of authorized shares of beneficial interest.

        The Fund is governed by a Board of Trustees, which is responsible for protecting the interests of shareholders under Massachusetts law. The Trustees periodically meet throughout the year to oversee the Fund's activities, review its performance, and review the actions of the Manager. "Trustees and Officers of the Fund" in the Statement of Additional Information names the Trustees and officers of the Fund and provides more information about them. Although the Fund is not required by law to hold annual meetings, it may hold shareholder meetings from time to time on important matters, and shareholders have the right to call a meeting to remove a Trustee or to take other action described in the Fund's
Declaration of Trust.

        The Board of Trustees has the power, without shareholder approval, to divide unissued shares of the Fund into two or more classes. The Board has done so, and the Fund currently has three classes of shares, Class
A, Class B and Class C. Each class invests in the same investment portfolio. Each class has its own dividends and distributions and pays certain expenses, which may be different for the different classes. Each class may have a different net asset value. Each share has one vote at shareholder meetings, with fractional shares voting proportionally. Only shares of a particular class vote as a class on matters that affect that class alone. Shares are freely transferrable.

The Manager and Its Affiliates. The Fund is managed by the Manager, Oppenheimer Management Corporation, which is responsible for selecting the Fund's investments and handles its day-to-day business. The Manager carries out its duties, subject to the policies established by the Board of Trustees, under an Investment Advisory Agreement which states the Manager's responsibilities. The Agreement sets forth the fees paid by the Fund to the Manager and describes the expenses that the Fund is responsible to pay to conduct its business.

        The Manager has operated as an investment adviser since 1959. The Manager (including a subsidiary) currently manages investment companies, including other OppenheimerFunds, with assets of more than $35 billion as of June 30, 1995, and with more than 2.6 million shareholder accounts.
The Manager is owned by Oppenheimer Acquisition Corp., a holding company that is owned in part by senior officers of the Manager and controlled by Massachusetts Mutual Life Insurance Company.

        -  Portfolio Manager.  The Portfolio Manager of the Fund is William
L. Wilby. He is a Senior Vice President of the Manager. He has been the person principally responsible for the day-to-day management of the Fund's portfolio since December, 1992. During the past five years, Mr. Wilby has also served as an officer and portfolio manager for other
OppenheimerFunds, prior to which he was an international investment strategist at Brown Brothers, Harriman & Co. and a Managing Director and Portfolio Manager at AIG Global Investors.

        - Fees and Expenses. Under the Investment Advisory Agreement that became effective June 27, 1994 the Fund pays the Manager the following annual fees, which decline on additional assets as the Fund grows: 0.80%
of the first $250 million of aggregate net assets, 0.77% of the next $250 million, 0.75% of the next $500 million, 0.69% of the next $1 billion, and 0.67% of aggregate net assets in excess of $2 billion. The Manager has voluntarily agreed to reduce the management fee to which it is entitled under the Agreement to 0.65% on assets in excess of $3.5 billion. The management fee rates that were in effect prior to June 27, 1994 were:
0.75% of the first $200 million of aggregate net assets, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, 0.60% of the next $200 million and 0.57% of net assets over $1 billion. The Fund's management fee for its last fiscal year ended September 30, 1994, was 0.73% of average annual net assets for both its Class A and Class B shares. These rates have been restated in the "Annual Fund Operating Expenses" table on page 4 to reflect the fact that the fee rates were reduced effective June 27, 1994.

        The Fund pays expenses related to its daily operations, such as custodian fees, Trustees' fees, transfer agency fees, legal fees and auditing costs. Those expenses are paid out of the Fund's assets and are not paid directly by shareholders. However, those expenses reduce the net asset value of shares, and therefore are indirectly borne by shareholders through their investment. More information about the Investment Advisory Agreement and the other expenses paid by the Fund is contained in the Statement of Additional Information.

        There is also information about the Fund's brokerage policies and practices in "Brokerage Policies of the Fund" in the Statement of Additional Information. That section discusses how brokers and dealers are selected for the Fund's portfolio transactions. When deciding which brokers to use, the Manager is permitted by the Investment Advisory Agreement to consider whether brokers have sold shares of the Fund or any other funds for which the Manager serves as investment adviser.

        - The Distributor. The Fund's shares are sold through dealers and brokers that have a sales agreement with Oppenheimer Funds Distributor, Inc., a subsidiary of the Manager that acts as the Fund's Distributor.
The Distributor also distributes the shares of other mutual funds managed by the Manager (the "OppenheimerFunds") and is sub-distributor for funds managed by a subsidiary of the Manager.

        - The Transfer Agent. The Fund's transfer agent is Oppenheimer Shareholder Services, a division of the Manager, which acts as the shareholder servicing agent for the Fund and the other OppenheimerFunds on an "at-cost" basis. Shareholders should direct inquiries about their accounts to the Transfer Agent at the address and toll-free number shown below in this Prospectus and on the back cover.

Performance of the Fund

Explanation of Performance Terminology. The Fund uses the terms "total return" and "average annual total return" to illustrate its performance. The performance of each class of shares is shown separately, because the performance of each class will usually be different as a result of the different kinds of expenses each class bears. These returns measure the performance of a hypothetical account in the Fund over various periods, and do not show the performance of each shareholder's account (which will vary if dividends are received in cash, or shares are sold or purchased). The Fund's performance information may help you see how well your Fund has done over time and to compare it to other funds or market indices.

        It is important to understand that the Fund's total returns represent past performance and should not be considered to be predictions of future returns or performance. This performance data is described below, but more detailed information about how total returns are calculated is contained in the Statement of Additional Information, which also contains information about other ways to measure and compare the Fund's performance. The Fund's investment performance will vary over time, depending on market conditions, the composition of the portfolio, expenses and which class of shares you purchase.

        - Total Returns. There are different types of total returns used to measure the Fund's performance. Total return is the change in value of a hypothetical investment in the Fund over a given period, assuming that all dividends and capital gains distributions are reinvested in additional shares. The cumulative total return measures the change in value over the entire period (for example, ten years). An average annual total return shows the average rate of return for each year in a period that would produce the cumulative total return over the entire period. However, average annual total returns do not show the Fund's actual year-by-year performance.

        When total returns are quoted for Class A shares, they reflect the payment of the current maximum initial sales charge. When total returns are shown for Class B shares, they reflect the effect of the contingent deferred sales charge that applies to the period for which total return is shown. When total returns are shown for a one-year period for Class C shares, they reflect the effect of the contingent defined sales charge. Total returns may also be quoted "at net asset value," without considering the effect of the sales charge, and those returns would be reduced if sales charges were deducted.

How Has the Fund Performed? Below is a discussion by the Manager of the Fund's performance during its last fiscal year ended September 30, 1994, followed by a graphical comparison of the Fund's performance to an appropriate broad-based market index.

        - Management's Discussion of Performance. During the last fiscal year ended September 30, 1994, global stock markets were volatile. The Fund's performance benefited from the Manager's emphasis in securities of companies located in Asia, Australia and in Latin America during the fourth quarter of 1993. However, the Manager reduced the Fund's investments in Asia and Australia in early 1994 and invested a larger portion of the Fund's assets defensively, in short-term debt securities, because of concern that some global stocks were over-priced. That strategy allowed the Fund to diminish the impact of the market decline which occurred in Asia and Australia in the first quarter of 1994. In the third quarter of 1994, the Manager increased the Fund's investments in Asia and Australia and the Fund again benefited from a rally in those markets. The Fund also emphasized investments in companies with strong earnings potential driven by strategic reorganizations, acquisitions, divestitures, and the privatization of state-owned industries. The Manager also emphasized investments in securities of U.S. companies in the technology sector. The Fund's large investment in telecommunications and bank securities of Mexican and Argentine companies during 1994 had a negative effect on the Fund's performance because of downturns in those markets.

        - Comparing the Fund's Performance to the Market. The graphs below show the performance of a hypothetical $10,000 investment in Class A and Class B shares of the Fund held until September 30, 1994. In the case of Class A shares, performance is measured over a ten-year period, and in the case of Class B shares, performance is measured from the inception of the Class on August 17, 1993. Class C shares were not publicly offered during the fiscal year ended September 30, 1994, and consequently, no information on Class C shares is included.

        The Fund's performance is compared to the performance of the Morgan Stanley World Index, an unmanaged index of issuers listed on the stock exchanges of 20 foreign countries and the United States. It is widely recognized as a measure of global stock market performance. Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data below shows the effect of taxes. Also, the Fund's performance reflects the deduction of the current maximum sales charge of 5.75% for Class A shares, the maximum contingent deferred sales charge of 5% on Class B shares, and reinvestment of all dividends and capital gains distributions, and the effect of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the securities in the Morgan Stanley World Index. Moreover, the index performance data does not reflect any assessment of the risk of the investments included in the index.

    Comparison of Change in Value
of $10,000 Hypothetical Investments in: Class A and Class B Shares of Oppenheimer Global Fund And
Morgan Stanley World Index

(Graph)

Oppenheimer Global Fund


Avg. Annual Total Returns                    Avg. Annual Total Returns
of Class A Shares of the Fund                of Class B Shares of the Fund
at 9/30/94(1)                           at 9/30/94(2)
----------------------------                 --------------------------
A Shares   1 Year   5 Year   10 Year         B Shares   1 Year   Life:
--------   ------   ------   -------         --------   ------   -----
           12.34%   9.55%    17.07%                     13.10%   16.29%

_____________________
(1) The inception date of the Fund (Class A shares) was 12/22/69. The average annual total returns and the ending account value in the graph reflect reinvestment of all dividends and capital gains distributions and are shown net of the applicable 5.75% maximum initial sales charge.
(2) Class B shares of the Fund were first publicly offered on 8/17/93.
The average annual total returns reflect reinvestment of all dividends and capital gains distributions and are shown net of the applicable 5% and 4% contingent deferred sales charges, respectively, for the 1-year period and the life-of-the-class. The ending account value in the graph is net of the applicable 4% contingent deferred sales charge.
Past performance is not predictive of future performance.
Graphs are not drawn to same scale.

ABOUT YOUR ACCOUNT

How to Buy Shares

    Classes of Shares. The Fund offers investors three different classes of shares. The different classes of shares represent investments in the same portfolio of securities but are subject to different expenses and will likely have different share prices.

        - Class A Shares. If you buy Class A shares, you may pay an initial sales charge on investments up to $1 million (up to $500,000 for purchases by OppenheimerFunds prototype 401(k) plans). If you purchase Class A shares as part of an investment of at least $1 million ($500,000 for OppenheimerFunds prototype 401(k) plans) in shares of one or more OppenheimerFunds, you will not pay an initial sales charge, but if you sell any of those shares within 18 months of buying them, you may pay a contingent deferred sales charge. The amount of that sales charge will vary depending on the amount you invested. Sales charges are described in "Buying Class A Shares" below.

        - Class B Shares. If you buy Class B shares, you pay no sales charge at the time of purchase, but if you sell your shares within six years of buying them, you will normally pay a contingent deferred sales charge. That sales charge varies depending on how long you own your shares. It is described in "Buying Class B Shares" below.

        - Class C Shares. If you buy Class C shares, you pay no sales charge at the time of purchase, but if you sell your shares within 12 months of buying them, you will normally pay a contingent deferred sales charge of 1%. It is described in "Buying Class C Shares" below.

    Which Class of Shares Should You Choose? Once you decide that the Fund is an appropriate investment for you, the decision as to which class of shares is better suited to your needs depends on a number of factors which you should discuss with your financial advisor. The Fund's operating costs that apply to a class of shares and the effect of the different types of sales charges on your investment will vary your investment results over time. The most important factors are how much you plan to invest, how long you plan to hold your investment, and whether you anticipate exchanging your shares for shares of other OppenheimerFunds (not all of which currently offer Class B and/or Class C shares). If your goals and objectives change over time and you plan to purchase additional shares, you should re-evaluate those factors to see if you should consider another class of shares.

        In the following discussion, to help provide you and your financial advisor with a framework in which to choose a class, we have made some assumptions using a hypothetical investment in the Fund. We used the sales charge rates that apply to each class, considering the effect of the annual asset-based sales charge on Class B and Class C expenses (which, like all expenses, will affect your investment return). For the sake of comparison, we have assumed that there is a 10% rate of appreciation in the investment each year. Of course, the actual performance of your investment cannot be predicted and will vary, based on the Fund's actual investment returns and the operating expenses borne by each class of shares, and which class you invest in. The factors discussed below are not intended to be investment advice or recommendations, because each investor's financial considerations are different. The discussion below of the factors to consider in purchasing a particular class of shares assumes that you will purchase only one class of shares and not a combination of shares of different classes.

        - How Long Do You Expect to Hold Your Investment? While future financial needs cannot be predicted with certainty, knowing how long you expect to hold your investment will assist you in selecting the appropriate class of shares. Because of the effect of class-based expenses, your choice will also depend on how much you plan to invest. For example, the reduced sales charges available for larger purchases of Class A shares may, over time, offset the effect of paying an initial sales charge on your investment (which reduces the amount of your investment dollars used to buy shares for your account), compared to the effect over time of higher class-based expenses on Class B or Class C shares for which no initial sales charge is paid.

        - Investing for the Short Term. If you have a short-term investment horizon (that is, you plan to hold your shares for not more than six years), you should probably consider purchasing Class A or Class C shares rather than Class B shares, because of the effect of the Class B contingent deferred sales charge if you redeem in less than 7 years, as well as the effect of the Class B asset-based sales charge on the investment return for that class in the short-term. Class C shares might be the appropriate choice (especially for investments of less than $100,000), because there is no initial sales charge on Class C shares, and the contingent deferred sales charge does not apply to amounts you sell after holding them one year.

        However, if you plan to invest more than $100,000 for the shorter term, then the more you invest and the more your investment horizon increases toward six years, Class C shares might not be as advantageous as Class A shares. That is because the annual asset-based sales charge on Class C shares will have a greater impact on your account over the longer term than the reduced front-end sales charge available for larger purchases of Class A shares. For example, Class A might be more advantageous than Class C (as well as Class B) for investments of more than $100,000 expected to be held for 5 or 6 years (or more). For investments over $250,000 expected to be held 4 to 6 years (or more), Class A shares may become more advantageous than Class C (and B). If investing $500,000 or more, Class A may be more advantageous as your investment horizon approaches 3 years or more.

        And for most investors who invest $1 million or more, in most cases Class A shares will be the most advantageous choice, no matter how long you intend to hold your shares. For that reason, the Distributor normally will not accept purchase orders of $500,000 or $1 million or more of Class B or C shares, respectively, from a single investor. Of course, these examples are based on approximations of the effect of current sales charges and expenses on a hypothetical investment over time, using the assumed annual performance return stated above, and therefore should not be relied on as rigid guidelines.

        - Investing for the Longer Term. If you are investing for the longer term, for example, for retirement, and do not expect to need access to your money for seven years or more, Class B shares may be an appropriate consideration, if you plan to invest less than $100,000. If you plan to invest more than $100,000 over the long term, Class A shares will likely be more advantageous than Class B shares or C shares, as discussed above, because of the effect of the expected lower expenses for Class A shares and the reduced initial sales charges available for larger investments in Class A shares under the Fund's Right of Accumulation.

        Of course, these examples are based on approximations of the effect of current sales charges and expenses on a hypothetical investment over time, using the assumptions stated above. Therefore, these examples should not be relied on as rigid guidelines.

        - Are There Differences in Account Features That Matter to You? Because some account features may not be available to Class B or Class C shareholders, or other features (such as Automatic Withdrawal Plans) might not be advisable (because of the effect of the contingent deferred sales charge) for Class B or Class C shareholders, you should carefully review how you plan to use your investment account before deciding which class of shares to buy. Also, not all OppenheimerFunds currently offer Class
B or Class C shares, limiting exchange ability from the Fund. Share certificates are not available for Class B or Class C shares, and if you are considering using your shares as collateral for a loan, that may be a factor to consider.

        - How Does It Affect Payments to My Broker? A salesperson, such as a broker, or any other person who is entitled to receive compensation for selling Fund shares may receive different compensation for selling one class than for selling another class. It is important that investors understand that the purposes of the Class B and Class C contingent deferred sales charges and asset-based sales charges are the same as the purpose of the front-end sales charge on sales of Class A shares: that is, to compensate the Distributor for commissions it pays to dealers and financial institutions for selling shares.

How Much Must You Invest? You can open a Fund account with a minimum initial investment of $1,000 and make additional investments at any time with as little as $25. There are reduced minimum investments under special investment plans.

        With Asset Builder Plans, Automatic Exchange Plans, 403(b)(7) custodial plans and military allotment plans, you can make initial and subsequent investments of as little as $25; and subsequent purchases of at least $25 can be made by telephone through AccountLink.

        Under pension and profit-sharing plans and Individual Retirement Accounts (IRAs), you can make an initial investment of as little as $250 (if your IRA is established under an Asset Builder Plan, the $25 minimum applies), and subsequent investments may be as little as $25.

        There is no minimum investment requirement if you are buying shares by reinvesting dividends from the Fund or other OppenheimerFunds (a list of them appears in the Statement of Additional Information, or you can ask your dealer or call the Transfer Agent), or by reinvesting distributions from unit investment trusts that have made arrangements with the Distributor.

        - How Are Shares Purchased? You can buy shares several ways -- through any dealer, broker or financial institution that has a sales agreement with the Distributor, directly through the Distributor, or automatically from your bank account through an Asset Builder Plan under the OppenheimerFunds AccountLink service. When you buy shares, be sure to specify Class A, Class B, or Class C shares. If you do not choose, your investment will be made in Class A shares.

        - Buying Shares Through Your Dealer. Your dealer will place your order with the Distributor on your behalf.

        - Buying Shares Through the Distributor. Complete an OppenheimerFunds New Account Application and return it with a check payable to "Oppenheimer Funds Distributor, Inc." Mail it to P.O.
Box 5270, Denver, Colorado 80217. If you don't list a dealer on the application, the Distributor will act as your agent in buying the shares. However, it is recommended that you discuss your investment first with a financial advisor, to be sure that it is appropriate for you.

        - Buying Shares Through OppenheimerFunds AccountLink. You can use AccountLink to link your Fund account with an account at a U.S. bank or other financial institution that is an Automated Clearing House (ACH) member. You can then transmit funds electronically to purchase shares, to have the Transfer Agent send redemption proceeds, or to transmit dividends and distributions.

        Shares are purchased for your account on the regular business day the Distributor is instructed by you to initiate the ACH transfer to buy shares. You can provide those instructions automatically, under an Asset Builder Plan, described below, or by telephone instructions using
OppenheimerFunds PhoneLink, also described below. You should request AccountLink privileges on the application or dealer settlement instructions used to establish your account. Please refer to "AccountLink" below for more details.

        - Asset Builder Plans. You may purchase shares of the Fund (and up to four other OppenheimerFunds) automatically each month from your account at a bank or other financial institution under an Asset Builder Plan with AccountLink. Details are on the Application and in the Statement of Additional Information.

        - At What Price Are Shares Sold? Shares are sold at the public offering price based on the net asset value (and any initial sales charge that applies) that is next determined after the Distributor receives the purchase order in Denver, Colorado. In most cases, to enable you to receive that day's offering price, the Distributor must receive your order by the time of day The New York Stock Exchange closes, which is normally 4:00 P.M., New York time, but may be earlier on some days (all references to time in this Prospectus mean "New York time"). The net asset value of each class of shares is determined as of that time on each day The New York Stock Exchange is open (which is a "regular business day").

        If you buy shares through a dealer, the dealer must receive your order by the close of The New York Stock Exchange, on a regular business day and transmit it to the Distributor so that it is received before the Distributor's close of business that day, which is normally 5:00 P.M. The Distributor may reject any purchase order for the Fund's shares, in its sole discretion.

Buying Class A Shares. Class A shares are sold at their offering price, which is normally net asset value plus an initial sales charge. However, in some cases, described below, purchases are not subject to an initial sales charge, and the offering price will be the net asset value. In some cases, reduced sales charges may be available, as described below. Out of the amount you invest, the Fund receives the net asset value to invest for your account. The sales charge varies depending on the amount of your purchase. A portion of the sales charge may be retained by the Distributor and allocated to your dealer. The current sales charge rates and commissions paid to dealers and brokers are as follows:

                          Front-End        Front-End
                          Sales Charge     Sales Charge      Commission
                          as Percentage    as Percentage     as Percentage
Amount of                 of Offering      of Amount         of Offering
Purchase                  Price            Invested          Price
---------                 -------------    -------------     -------------

Less than $25,000         5.75%            6.10%             4.75%

$25,000 or more but
less than $50,000         5.50%            5.82%             4.75%

$50,000 or more but
less than $100,000        4.75%            4.99%             4.00%

$100,000 or more but
less than $250,000        3.75%            3.90%             3.00%

$250,000 or more but
less than $500,000        2.50%            2.56%             2.00%

$500,000 or more but
less than $1 million      2.00%            2.04%             1.60%

---------------------
The Distributor reserves the right to reallow the entire commission to dealers.  If that occurs, the dealer may be considered an
"underwriter" under Federal securities laws.

        - Class A Contingent Deferred Sales Charge. There is no initial sales charge on purchases of Class A shares of any one or more of the OppenheimerFunds in the following cases:

        -  Purchases aggregating $1 million or more; or

        - Purchases by an OppenheimerFunds prototype 401(k) plan that: (1) buys shares costing $500,000 or more, or (2) has, at the time of purchase, 100 or more eligible participants, or (3) certifies that it projects to have annual plan purchases of $200,000 or more.

        Shares of any of the OppenheimerFunds that offers only one class of shares that has no designation are considered "Class A" shares for this purpose. The Distributor pays dealers of record commissions on those purchases in an amount equal to the sum of 1.0% of the first $2.5 million, plus 0.50% of the next $2.5 million, plus 0.25% of purchases over $5 million. That commission will be paid only on the amount of those purchases in excess of $1 million ($500,000 for purchases by OppenheimerFunds prototype 401(k) plans) that were not previously subject to a front-end sales charge and dealer commission.

        If you redeem any of those shares within 18 months of the end of the calendar month of their purchase, a contingent deferred sales charge
(called the "Class A contingent deferred sales charge") may be deducted from the redemption proceeds. That sales charge will be equal to either
(1) 1.0% of the aggregate net asset value of the redeemed shares (not including shares purchased by reinvestment of dividends or capital gain distributions) or (2) the original cost of the shares, whichever is less. However, the Class A contingent deferred sales charge will not exceed the aggregate amount of the commissions the Distributor paid to your dealer on all Class A shares of all OppenheimerFunds you purchased subject to the Class A contingent deferred sales charge.

        In determining whether a contingent deferred sales charge is payable, the Fund will first redeem shares that are not subject to the sales charge, including shares purchased by reinvestment of dividends and capital gains, and then will redeem other shares in the order that you purchased them. The Class A contingent deferred sales charge is waived in certain cases described in "Waivers of Class A Sales Charges" below.

        No Class A contingent deferred sales charge is charged on exchanges of shares under the Fund's exchange privilege (described below). However, if the shares acquired by exchange are redeemed within 18 months of the end of the calendar month of the purchase of the exchanged shares, the sales charge will apply.

        - Special Arrangements With Dealers. The Distributor may advance up to 13 months' commissions to dealers that have established special arrangements with the Distributor for Asset Builder Plans for their clients. Dealers whose sales of Class A shares of OppenheimerFunds (other than money market funds) under OppenheimerFunds-sponsored 403(b)(7) custodial plans exceed $5 million per year (calculated per quarter), will receive monthly one-half of the Distributor's retained commissions on those sales, and if those sales exceed $10 million per year, those dealers will receive the Distributor's entire retained commission on those sales.

Reduced Sales Charges for Class A Share Purchases. You may be eligible to buy Class A shares at reduced sales charge rates in one or more of the following ways:

        - Right of Accumulation. To qualify for the lower sales charge rates that apply to larger purchases of Class A shares, you and your spouse can add together Class A and Class B shares you purchase for your individual accounts, or jointly, or for trust or custodial accounts on behalf of your children who are minors. A fiduciary can count all shares purchased for a trust, estate or other fiduciary account (including one or more employee benefit plans of the same employer) that has multiple accounts.

        Additionally, you can add together current purchases of Class A and Class B shares of the Fund and other OppenheimerFunds to reduce the sales charge rate that applies to current purchases of Class A shares. You can also include Class A and Class B shares of OppenheimerFunds you previously purchased subject to an initial or contingent deferred sales charge to reduce the sales charge rate for current purchases of Class A shares, provided that you still hold your investment in one of the OppenheimerFunds. The value of those shares will be based on the greater of the amount you paid for the shares or their current value (at offering price). The OppenheimerFunds are listed in "Reduced Sales Charges" in the Statement of Additional Information, or a list can be obtained from the Distributor. The reduced sales charge will apply only to current purchases and must be requested when you buy your shares.

        - Letter of Intent. Under a Letter of Intent, if you purchase Class A shares or Class A shares and Class B shares of the Fund and other OppenheimerFunds during a 13-month period, you can reduce the sales charge rate that applies to your purchases of Class A shares. The total amount of your intended purchases of both Class A and Class B shares will determine the reduced sales charge rate for the Class A shares purchased during that period. This can include purchases made up to 90 days before the date of the Letter. More information is contained in the Application and in "Reduced Sales Charges" in the Statement of Additional Information.

        - Waivers of Class A Sales Charges. The Class A sales charges are not imposed in the circumstances described below. There is an explanation of this policy in "Reduced Sales Charges" in the Statement of Additional Information.

        Waivers of Initial and Contingent Deferred Sales Charges for Certain Purchasers. Class A shares purchased by the following investors are not subject to any Class A sales charges:

        -  the Manager or its affiliates;

        - present or former officers, directors, trustees and employees (and their "immediate families" as defined in "Reduced Sales Charges" in the Statement of Additional Information) of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees;

        - registered management investment companies, or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose;

        - dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees;

        - employees and registered representatives (and their spouses) of dealers or brokers described above or financial institutions that have entered into sales arrangements with such dealers or brokers (and are identified to the Distributor) or with the Distributor; the purchaser must certify to the Distributor at the time of purchase that the purchase is for the purchaser's own account (or for the benefit of such employee's spouse or minor children);

        - dealers, brokers or registered investment advisers that have entered into an agreement with the Distributor providing specifically for the use of shares of the Fund in particular investment products made available to their clients (those clients may be charged a transaction fee by their dealer, broker or adviser for the purchase or sale of Fund shares); or

        - dealers, brokers or registered investment advisers that have entered into an agreement with the Distributor to sell shares to defined contribution employee retirement plans for which the dealer, broker or investment adviser provides administration services.

        Waivers of Initial and Contingent Deferred Sales Charges in Certain Transactions. Class A shares issued or purchased in the following transactions are not subject to Class A sales charges:

        - shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party;

        - shares purchased by the reinvestment of loan repayments by a participant in a retirement plan for which the Manager or its affiliates acts as sponsor;

        - shares purchased by the reinvestment of dividends or other distributions reinvested from the Fund or other OppenheimerFunds (other than Oppenheimer Cash Reserves) or unit investment trusts for which reinvestment arrangements have been made with the Distributor; or

        - shares purchased and paid for with the proceeds of shares redeemed in the past 12 months from a mutual fund (other than a fund managed by the Manager or any of its subsidiaries) on which an initial sales charge or contingent deferred sales charge was paid (this waiver also applies to shares purchased by exchange of shares of Oppenheimer Money Market Fund, Inc. that were purchased and paid for in this manner); this waiver must be requested when the purchase order is placed for your shares of the Fund, and the Distributor may require evidence of your qualification for this waiver.

        Waivers of the Class A Contingent Deferred Sales Charge for Certain Redemptions . The Class A contingent deferred sales charge is also waived if shares that would otherwise be subject to the contingent deferred sales charge are redeemed in the following cases:

        - for retirement distributions or loans to participants or beneficiaries from qualified retirement plans, deferred compensation plans or other employee benefit plans, including OppenheimerFunds prototype 401(k) plans (these are all referred to as "Retirement Plans");

        -  to return excess contributions made to Retirement Plans;

        - to make Automatic Withdrawal Plan payments that are limited annually to no more than 12% of the original account value;

        - involuntary redemptions of shares by operation of law or involuntary redemptions of small accounts (see "Shareholder Account Rules and Policies," below);

        - if, at the time a purchase order is placed for Class A shares that would otherwise be subject to the Class A contingent deferred sales charge, the dealer agrees in writing to accept the dealer's portion of the commission payable on the sale in installments of 1/18th of the commission per month (and no further commission will be payable if the shares are redeemed within 18 months of purchase); or

        - for distributions from OppenheimerFunds prototype 401(k) plans for any of the following cases or purposes: (1) following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary (the death or disability must occur after the participant's account was established); (2) hardship withdrawals, as defined in the plan; (3) under a Qualified Domestic Relations Order, as defined in the Internal Revenue Code; (4) to meet the minimum distribution requirements of the Internal Revenue Code; (5) to establish "substantially equal periodic payments" as described in Section 72(t) of the Internal Revenue Code, or (6) separation from service.

        - Service Plan for Class A Shares. The Fund has adopted a Service Plan for Class A shares to reimburse the Distributor for a portion of its costs incurred in connection with the personal service and maintenance of shareholder accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate that may not exceed 0.25% of the average annual net assets of Class A shares of the Fund. The Distributor uses all of those fees to compensate dealers, brokers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares and to reimburse itself (if the Fund's Board of Trustees authorizes such reimbursements, which it has not yet done) for its other expenditures under the Plan.

        Services to be provided include, among others, answering customer inquiries about the Fund, assisting in establishing and maintaining accounts in the Fund, making the Fund's investment plans available and providing other services at the request of the Fund or the Distributor. Payments are made by the Distributor quarterly at an annual rate not to exceed 0.25% of the average annual net assets of Class A shares held in accounts of the dealer or its customers. The payments under the Plan increase the annual expenses of Class A shares. For more details, please refer to "Distribution and Service Plans" in the Statement of Additional Information.

Buying Class B Shares. Class B shares are sold at net asset value per share without an initial sales charge. However, if Class B shares are redeemed within 6 years of their purchase, a contingent deferred sales charge will be deducted from the redemption proceeds. That sales charge will not apply to shares purchased by the reinvestment of dividends or capital gains distributions. The charge will be assessed on the lesser of the net asset value of the shares at the time of redemption or the original purchase price. The contingent deferred sales charge is not imposed on the amount of your account value represented by an increase in net asset value over the initial purchase price (including increases due to the reinvestment of dividends and capital gains distributions). The Class B contingent deferred sales charge is paid to the Distributor to reimburse its expenses of providing distribution-related services to the Fund in connection with the sale of Class B shares.

        To determine whether the contingent deferred sales charge applies to a redemption, the Fund redeems shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held for over 6 years, and (3) shares held the longest during the 6-year period.

        The amount of the contingent deferred sales charge will depend on the number of years since you invested and the dollar amount being redeemed, according to the following schedule:


                                        Contingent Deferred Sales Charge
Years Since Beginning of Month In       on Redemptions in that Year
Which Purchase Order Was Accepted       (As % of Amount Subject to Charge)
---------------------------------       ----------------------------------
0 - 1                                   5.0%
1 - 2                                   4.0%
2 - 3                                   3.0%
3 - 4                                   3.0%
4 - 5                                   2.0%
5 - 6                                   1.0%
6 and following                         None

        In the table, a "year" is a 12-month period. All purchases are considered to have been made on the first regular business day of the month in which the purchase was made.

        - Automatic Conversion of Class B Shares. 72 months after you purchase Class B shares, those shares will automatically convert to Class A shares. This conversion feature relieves Class B shareholders of the asset-based sales charge that applies to Class B shares under the Class
B Distribution and Service Plan, described below. The conversion is based on the relative net asset value of the two classes, and no sales load or other charge is imposed. When Class B shares convert, any other Class B shares that were acquired by the reinvestment of dividends and distributions on the converted shares will also convert to Class A shares. The conversion feature is subject to the continued availability of a tax ruling described in "Alternative Sales Arrangements - Class A, Class B and Class C Shares" in the Statement of Additional Information.



        - Distribution and Service Plan for Class B Shares. The Fund has adopted a Distribution and Service Plan for Class B shares to reimburse the Distributor for its services and costs in distributing Class B shares and servicing accounts. Under the Plan, the Fund pays the Distributor an annual "asset-based sales charge" of 0.75% per year on Class B shares that are outstanding for 6 years or less. The Distributor also receives a service fee of 0.25% per year. Both fees are computed on the average annual net assets of Class B shares, determined as of the close of each regular business day. The asset-based sales charge allows investors to buy Class B shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell Class B shares.

        The Distributor uses the service fee to compensate dealers for providing personal services for accounts that hold Class B shares. Those services are similar to the services provided under the Class A Service Plan, described above. The asset-based sales charge and service fees increase Class B expenses by up to 1.00% of average net assets per year.

        The Distributor pays the 0.25% service fee to dealers in advance for the first year, after Class B shares have been sold by the dealer. After the shares have been held for a year, the Distributor pays the fee on a quarterly basis. The Distributor pays sales commissions of 3.75% of the purchase price to dealers from its own resources at the time of sale. The Distributor retains the asset-based sales charge to recoup the sales commissions it pays, the advances of service fee payments it makes, and its financing costs.

        The Distributor's actual expenses in selling Class B shares may be more than the payments it receives from contingent deferred sales charges collected on redeemed shares and from the Fund under the Distribution and Service Plan for Class B shares. Therefore, those expenses may be carried over and paid in future years. At September 30, 1994, the end of the Plan year, the Distributor had incurred unreimbursed expenses under the Plan of $7,186,104 (equal to 3.85% of the Fund's net assets represented by Class B shares on that date), which have been carried over into the present Plan year. If the Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for expenses it incurred before the Plan was terminated.

        - Waivers of Class B and Class C Sales Charges. The Class B and Class C contingent deferred sales charge will not be applied to shares purchased in certain types of transactions nor will it apply to Class B and Class C shares redeemed in certain circumstances as described below. The reasons for this policy are in "Reduced Sales Charges" in the Statement of Additional Information.

        Waivers for Redemptions of Shares in Certain Cases. The Class B and Class C contingent deferred sales charge will be waived for redemptions of shares in the following cases:

        - distributions to participants or beneficiaries from Retirement Plans, if the distributions are made (a) under an Automatic Withdrawal
Plan after the participant reaches age 59-1/2, as long as the payments are no more than 10% of the account value annually (measured from the date the Transfer Agent receives the request), or (b) following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary (the death or disability must have occurred after the account was established);
        - redemptions from accounts other than Retirement Plans following the death or disability of the last surviving shareholder (the death or disability must have occurred after the account was established and for disability you must provide evidence of a determination of disability by the Social Security Administration);
        - returns of excess contributions to Retirement Plans, and
        - distributions from IRAs (including SEP-IRAs and SAR/SEP accounts) before the participant is age 591/2, and distributions from 403(b)(7) custodial plans or pension or profit sharing plans before the participant is age 591/2 but only after the participant has separated from service, if the distributions are made in substantially equal periodic payments over the life (or life expectancy) of the participant or the joint lives
(or joint life and last survivor expectancy) of the participant and the participant's designated beneficiary (and the distributions must comply with other requirements for such distributions under the Internal Revenue Code and may not exceed 10% of the account value annually, measured from the date the Transfer Agent receives the request);
        - shares redeemed involuntarily, as described in "Shareholder Account Rules and Policies," below; or
        - distributions from OppenheimerFunds prototype 401(k) plans (1) for hardship withdrawals; (2) under a Qualified Domestic Relations Order, as defined in the Internal Revenue Code; (3) to meet minimum distribution requirements as defined in the Internal Revenue Code; (4) to make "substantially equal periodic payments" as described in Section 72(t) of the Internal Revenue Code; or (5) for separation from service.

        Waivers for Shares Sold or Issued in Certain Transactions. The contingent deferred sales charge is also waived on Class B and Class C shares in the following cases:
        - shares sold to the Manager or its affiliates;
        - shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose; or
        - shares issued in plans of reorganization to which the Fund is a party.



Buying Class C Shares. Class C shares are sold at net asset value per share without an initial sales charge. However, if Class C shares are redeemed within 12 months of their purchase, a contingent deferred sales charge of 1.0% will be deducted from the redemption proceeds. That sales charge will not apply to shares purchased by the reinvestment of dividends or capital gains distributions. The charge will be assessed on the lesser of the net asset value of the shares at the time of redemption or the original purchase price. The contingent deferred sales charge is not imposed on the amount of your account value represented by the increase in net asset value over the initial purchase price (including increases due to the reinvestment of dividends and capital gains distributions).
The Class C contingent deferred sales charge is paid to the Distributor to reimburse its expenses of providing distribution-related services to the Fund in connection with the sale of Class C shares.

        To determine whether the contingent deferred sales charge applies to a redemption, the Fund redeems shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held for over 12 month, and (3) shares held the longest during the 12-month period.

        - Waivers of Class C Sales Charge. The Class C contingent deferred sales charge will be waived if the shareholder requests it for any of the redemptions or circumstances described above under "Waivers of Class B and Class C Sales Charges."

        - Distribution and Service Plan for Class C Shares. The Fund has adopted a Distribution and Service Plan for Class C shares to compensate the Distributor for distributing Class C shares and servicing accounts. Under the Plan, the Fund pays the Distributor an annual "asset-based sales charge" of 0.75% per year on Class C shares. The Distributor also receives a service fee of 0.25% per year. Both fees are computed on the average annual net assets of Class C shares, determined as of the close of each regular business day. The asset-based sales charge allows investors to buy Class C shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell Class C shares.

        The Distributor uses the service fee to compensate dealers for providing personal services for accounts that hold Class C shares. Those services are similar to those provided under the Class A Service Plan, described above. The asset-based sales charge and service fees increase Class C expenses by 1.00% of average net assets per year.

        The Distributor pays the 0.25% service fee to dealers in advance for the first year after Class C shares have been sold by the dealer. After the shares have been held for a year, the Distributor pays the fee on a quarterly basis. The Distributor pays sales commissions of 0.75% of the purchase price to dealers from its own resources at the time of sale. The total up-front commission paid by the Distributor to the dealer at the time of sale of Class C shares is 1.00% of the purchase price. The Distributor plans to pay the asset-based sales charge as an ongoing commission to the dealer on Class C shares that have been outstanding for a year or more.

        The Fund pays the asset-based sales charge to the Distributor for its services rendered in connection with the distribution of Class C shares. Those payments are at a fixed rate which is not related to the Distributor's expenses. The services rendered by the Distributor include paying and financing the payment of sales commissions, service fees, and other costs of distributing and selling Class C shares, including compensation of personnel of the Distributor who support distribution of Class C shares. If the Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing Class C shares before the Plan was terminated.

Special Investor Services

AccountLink. OppenheimerFunds AccountLink links your Fund account to your account at your bank or other financial institution to enable you to send money electronically between those accounts to perform a number of types of account transactions. These include purchases of shares by telephone (either through a service representative or by PhoneLink, described below), automatic investments under Asset Builder Plans, and sending dividends and distributions or Automatic Withdrawal Plan payments directly to your bank account. Please refer to the Application for details or call the Transfer Agent for more information.

        AccountLink privileges must be requested on the Application you use to buy shares, or on your dealer's settlement instructions if you buy your shares through your dealer. After your account is established, you can request AccountLink privileges by sending signature-guaranteed instructions to the Transfer Agent. AccountLink privileges will apply to each shareholder listed in the registration on your account as well as to your dealer representative of record unless and until the Transfer Agent receives written instructions terminating or changing those privileges. After you establish AccountLink for your account, any change of bank account information must be made by signature-guaranteed instructions to the Transfer Agent signed by all shareholders who own the account.

        - Using AccountLink to Buy Shares. Purchases may be made by telephone only after your account has been established. To purchase shares in amounts up to $250,000 through a telephone representative, call the Distributor at 1-800-852-8457. The purchase payment will be debited from your bank account.

        - PhoneLink. PhoneLink is the OppenheimerFunds automated telephone system that enables shareholders to perform a number of account transactions automatically using a touch-tone phone. PhoneLink may be used on already-established Fund accounts after you obtain a Personal
Identification Number (PIN), by calling the special PhoneLink number: 1-800-533-3310.

        - Purchasing Shares. You may purchase shares in amounts up to $100,000 by phone, by calling 1-800-533-3310. You must have established AccountLink privileges to link your bank account with the Fund, to pay for these purchases.

        - Exchanging Shares. With the OppenheimerFunds Exchange Privilege, described below, you can exchange shares automatically by phone from your Fund account to another OppenheimerFunds account you have already established by calling the special PhoneLink number. Please refer to "How to Exchange Shares," below, for details.

        - Selling Shares. You can redeem shares by telephone automatically by calling the PhoneLink number and the Fund will send the proceeds directly to your AccountLink bank account. Please refer to "How to Sell Shares," below, for details.

Automatic Withdrawal and Exchange Plans. The Fund has several plans that enable you to sell shares automatically or exchange them to another OppenheimerFunds account on a regular basis:

        - Automatic Withdrawal Plans. If your Fund account is worth $5,000 or more, you can establish an Automatic Withdrawal Plan to receive payments of at least $50 on a monthly, quarterly, semi-annual or annual basis. The checks may be sent to you or sent automatically to your bank account on AccountLink. You may even set up certain types of withdrawals of up to $1,500 per month by telephone. You should consult the Application and Statement of Additional Information for more details.

        - Automatic Exchange Plans. You can authorize the Transfer Agent to exchange automatically an amount you establish in advance for shares of up to five other OppenheimerFunds on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum purchase for each OppenheimerFunds account is $25. These exchanges are subject to the terms of the Exchange Privilege, described below.

Reinvestment Privilege. If you redeem some or all of your Class A or Class B shares of the Fund, you have up to 6 months to reinvest all or part of the redemption proceeds in Class A shares of the Fund or other OppenheimerFunds without paying a sales charge. This privilege applies to Class A shares that you purchased with an initial sales charge and to Class A or B shares on which you paid a contingent deferred sales charge when you redeemed them. It does not apply to Class C shares. You must be sure to ask the Distributor for this privilege when you send your payment. Please consult the Statement of Additional Information for more details.

Retirement Plans. Fund shares are available as an investment for your retirement plans. If you participate in a plan sponsored by your employer, the plan trustee or administrator must make the purchase of shares for your retirement plan account. The Distributor offers a number of different retirement plans that can be used by individuals and employers:

        - Individual Retirement Accounts including rollover IRAs, for individuals and their spouses

        - 403(b)(7) Custodial Plans for employees of eligible tax-exempt organizations, such as schools, hospitals and charitable organizations

        - SEP-IRAs (Simplified Employee Pension Plans) for small business owners or people with income from self-employment, including SAR/SEP-IRAs

        - Pension and Profit-Sharing Plans for self-employed persons and other employers

        -  401(k) prototype retirement plans for businesses

        Please call the Distributor for the OppenheimerFunds plan documents, which contain important information and applications.


How to Sell Shares

        You can arrange to take money out of your account on any regular business day by selling (redeeming) some or all of your shares. Your shares will be sold at the next net asset value calculated after your order is received and accepted by the Transfer Agent. The Fund offers you a number of ways to sell your shares: in writing or by telephone. You can also set up Automatic Withdrawal Plans to redeem shares on a regular basis, as described above. If you have questions about any of these procedures, and especially if you are redeeming shares in a special situation, such as due to the death of the owner, or from a retirement plan, please call the Transfer Agent first, at 1-800-525-7048, for assistance.

        - Retirement Accounts. To sell shares in an OppenheimerFunds retirement account in your name, call the Transfer Agent for a distribution request form. There are special income tax withholding requirements for distributions from retirement plans and you must submit a withholding form with your request to avoid delay. If your retirement plan account is held for you by your employer, you must arrange for the distribution request to be sent by the plan administrator or trustee. There are additional details in the Statement of Additional Information.

        - Certain Requests Require a Signature Guarantee. To protect you and the Fund from fraud, certain redemption requests must be in writing and must include a signature guarantee in the following situations (there may be other situations also requiring a signature guarantee):

        - You wish to redeem more than $50,000 worth of shares and receive a check
        - The redemption check is not payable to all shareholders listed on the account statement
        - The redemption check is not sent to the address of record on your statement
        - Shares are being transferred to a Fund account with a different owner or name
        - Shares are redeemed by someone other than the owners (such as an Executor)

        - Where Can I Have My Signature Guaranteed? The Transfer Agent will accept a guarantee of your signature by a number of financial institutions, including: a U.S. bank, trust company, credit union or savings association, or by a foreign bank that has a U.S. correspondent bank, or by a U.S. registered dealer or broker in securities, municipal securities or government securities, or by a U.S. national securities exchange, a registered securities association or a clearing agency. If you are signing on behalf of a corporation, partnership or other business, or as a fiduciary, you must also include your title in the signature.

Selling Shares by Mail.  Write a "letter of instructions" that includes:

        - Your name
        - The Fund's name
        - Your Fund account number (from your account statement)
        - The dollar amount or number of shares to be redeemed
        - Any special payment instructions
        - Any share certificates for the shares you are selling,
        - The signatures of all registered owners exactly as the account is registered, and
        - Any special requirements or documents requested by the Transfer Agent to assure proper authorization of the person asking to sell shares.

Use the following address for requests by mail:
   Oppenheimer Shareholder Services
   P.O. Box 5270, Denver, Colorado 80217

Send courier or Express Mail requests to:
   Oppenheimer Shareholder Services
   10200 E. Girard Avenue, Building D
   Denver, Colorado 80231

Selling Shares by Telephone. You and your dealer representative of record may also sell your shares by telephone. To receive the redemption price on a regular business day, your call must be received by the Transfer Agent by the close of The New York Stock Exchange that day, which is normally 4:00 P.M., but may be earlier on some days. You may not redeem shares held in an OppenheimerFunds retirement plan or under a share certificate by telephone.

        - To redeem shares through a service representative, call 1-800-852-
8457
        - To redeem shares automatically on PhoneLink, call 1-800-533-3310

        Whichever method you use, you may have a check sent to the address on the account statement, or, if you have linked your Fund account to your bank account on AccountLink, you may have the proceeds wired to that bank account.

        - Telephone Redemptions Paid by Check. Up to $50,000 may be redeemed by telephone, once in any 7-day period. The check must be payable to all owners of record of the shares and must be sent to the address on the account statement. This service is not available within 30 days of changing the address on an account.

        - Telephone Redemptions Through AccountLink or By Wire. There are no dollar limits on telephone redemption proceeds sent to a bank account designated when you establish AccountLink. Normally the ACH wire to your bank is initiated on the business day after the redemption. You do not receive dividends on the proceeds of the shares you redeemed while they are waiting to be wired.

        Shareholders may also have the Transfer Agent send redemption proceeds of $2,500 or more by Federal Funds wire to a designated commercial bank account. The bank must be a member of the Federal Reserve wire system. There is a $10 fee for each Federal Funds wire. To place a wire redemption request, call the Transfer Agent at 1-800-852-8457. The wire will normally be transmitted on the next bank business day after the shares are redeemed. There is a possibility that the wire may be delayed up to seven days to enable the Fund to sell securities to pay the redemption proceeds. No dividends are accrued or paid on the proceeds of shares that have been redeemed and are awaiting transmittal by wire. To establish wire redemption privileges on an account that is already established, please contact the Transfer Agent for instructions.

Selling Shares Through Your Dealer. The Distributor has made arrangements to repurchase Fund shares from dealers and brokers on behalf of their customers. Brokers or dealers may charge for that service. Please refer to "Special Arrangements for Repurchase of Shares from Dealers and Brokers" in the Statement of Additional Information for more details.

How to Exchange Shares

        Shares of the Fund may be exchanged for shares of certain
OppenheimerFunds at net asset value per share at the time of exchange, without sales charge. To exchange shares, you must meet several conditions:

        - Shares of the fund selected for exchange must be available for sale in your state of residence
        - The prospectuses of this Fund and the fund whose shares you want to buy must offer the exchange privilege
        - You must hold the shares you buy when you establish your account for at least 7 days before you can exchange them; after the account is open 7 days, you can exchange shares every regular business day
        - You must meet the minimum purchase requirements for the fund you purchase by exchange
        - Before exchanging into a fund, you should obtain and read its prospectus

        Shares of a particular class may be exchanged only for shares of the same class in the other OppenheimerFunds. For example, you can exchange Class A shares of this Fund only for Class A shares of another fund. At present, not all of the OppenheimerFunds offer Class B and Class C shares.
A list showing which funds offer which classes can be obtained by calling the Distributor at 1-800-525-7048. If a fund has only one class of shares that does not have a class designation, they are "Class A" shares for exchange purposes. In some cases, sales charges may be imposed on exchange transactions. Please refer to "How to Exchange Shares" in the Statement of Additional Information for more details.

        Exchanges may be requested in writing or by telephone:

        - Written Exchange Requests. Submit an OppenheimerFunds Exchange Request form, signed by all owners of the account. Send it to the Transfer Agent at the addresses listed in "How to Sell Shares."

        - Telephone Exchange Requests. Telephone exchange requests may be made either by calling a service representative at 1-800-852-8457 or by using PhoneLink for automated exchanges, by calling 1-800-533-3310. Telephone exchanges may be made only between accounts that are registered with the same name(s) and address. Shares held under certificates may not be exchanged by telephone.

        You can find a list of OppenheimerFunds currently available for exchanges in the Statement of Additional Information or obtain one by calling a service representative at 1-800-525-7048. That list can change from time to time.

        There are certain exchange policies you should be aware of:

        - Shares are normally redeemed from one fund and purchased from the other fund in the exchange transaction on the same regular business day on which the Transfer Agent receives an exchange request that is in proper form by the close of The New York Stock Exchange that day, which is normally 4:00 P.M., but may be earlier on some days. However, either fund may delay the purchase of shares of the fund you are exchanging into up to seven days if it determines it would be disadvantaged by a same-day transfer of the proceeds to buy shares. For example, the receipt of multiple exchange requests from a dealer in a "market-timing" strategy might require the sale of portfolio securities at a time or price disadvantageous to the Fund.

        - Because excessive trading can hurt fund performance and harm shareholders, the Fund reserves the right to refuse any exchange request that will disadvantage it, or to refuse multiple exchange requests submitted by a shareholder or dealer.

        - The Fund may amend, suspend or terminate the exchange privilege at any time. Although the Fund will attempt to provide you notice whenever it is reasonably able to do so, it may impose these changes at any time.

        - For tax purposes, exchanges of shares involve a redemption of the shares of the fund you own and a purchase of shares of the other fund, which may result in a capital gain or loss. For more information about taxes affecting exchanges, please refer to "How to Exchange Shares" in the Statement of Additional Information.

        - If the Transfer Agent cannot exchange all the shares you request because of a restriction cited above, only the shares eligible for exchange will be exchanged.

        The Distributor has entered into agreements with certain dealers and investment advisers permitting them to exchange their clients' shares by telephone. These privileges are limited under those agreements and the Distributor has the right to reject or suspend those privileges. As a result, those exchanges may be subject to notice requirements, delays and other limitations that do not apply to shareholders who exchange their shares directly by calling or writing to the Transfer Agent.

Shareholder Account Rules and Policies

        - Net Asset Value Per Share is determined for each class of shares as of the close of The New York Stock Exchange on each regular business day by dividing the value of the Fund's net assets attributable to a class by the number of shares of that class that are outstanding. The Fund's Board of Trustees has established procedures to value the Fund's securities to determine net asset value. In general, securities values are based on market value. There are special procedures for valuing illiquid and restricted securities, obligations for which market values cannot be readily obtained, and call options and hedging instruments.
These procedures are described more completely in the Statement of Additional Information.

        - The offering of shares may be suspended during any period in which the determination of net asset value is suspended, and the offering may be suspended by the Board of Trustees at any time the Board believes it is in the Fund's best interest to do so.

        - Telephone Transaction Privileges for purchases, redemptions or exchanges may be modified, suspended or terminated by the Fund at any time. If an account has more than one owner, the Fund and the Transfer Agent may rely on the instructions of any one owner. Telephone privileges apply to each owner of the account and the dealer representative of record for the account unless and until the Transfer Agent receives cancellation instructions from an owner of the account.

        - The Transfer Agent will record any telephone calls to verify data concerning transactions and has adopted other procedures to confirm that telephone instructions are genuine, by requiring callers to provide tax identification numbers and other account data or by using PINs, and by confirming such transactions in writing. If the Transfer Agent does not use reasonable procedures it may be liable for losses due to unauthorized transactions, but otherwise neither it nor the Fund will be liable for losses or expenses arising out of telephone instructions reasonably believed to be genuine. If you are unable to reach the Transfer Agent during periods of unusual market activity, you may not be able to complete a telephone transaction and should consider placing your order by mail.

        - Redemption or transfer requests will not be honored until the Transfer Agent receives all required documents in proper form. From time to time, the Transfer Agent in its discretion may waive certain of the requirements for redemptions stated in this Prospectus.

        - Dealers that can perform account transactions for their clients by participating in NETWORKING through the National Securities Clearing Corporation are responsible for obtaining their clients' permission to perform those transactions and are responsible to their clients who are shareholders of the Fund if the dealer performs any transaction erroneously or improperly.

        - The redemption price for shares will vary from day to day because the values of the securities in the Fund's portfolio fluctuate, and the redemption price, which is the net asset value per share, will normally be different for Class A, Class B and Class C shares. Therefore, the redemption value of your shares may be more or less than their original cost.

        - Payment for redeemed shares is made ordinarily in cash and forwarded by check or through AccountLink (as elected by the shareholder under the redemption procedures described above) within 7 days after the Transfer Agent receives redemption instructions in proper form, except under unusual circumstances determined by the Securities and Exchange Commission delaying or suspending such payments. For accounts registered in the name of a broker/dealer, payment will be forwarded within 3 business days. The Transfer Agent may delay forwarding a check or processing a payment via AccountLink for recently purchased shares, but only until the purchase payment has cleared. That delay may be as much as 10 days from the date the shares were purchased. That delay may be avoided if you purchase shares by certified check or arrange with your bank to provide telephone or written assurance to the Transfer Agent that your purchase payment has cleared.

        - Involuntary redemptions of small accounts may be made by the Fund if the account value has fallen below $500 for reasons other than the fact that the market value of shares has dropped, and in some cases involuntary redemptions may be made to repay the Distributor for losses from the cancellation of share purchase orders.

        - Under unusual circumstances, shares of the Fund may be redeemed "in kind", which means that the redemption proceeds will be paid with securities from the Fund's portfolio. Please refer to "How to Sell Shares" in the Statement of Additional Information for more details.

        - "Backup Withholding" of Federal income tax may be applied at the rate of 31% from dividends, distributions and redemption proceeds (including exchanges) if you fail to furnish the Fund a certified Social Security or Employer Identification Number when you sign your application, or if you violate Internal Revenue Service regulations on tax reporting of income.

        - The Fund does not charge a redemption fee, but if your dealer or broker handles your redemption, they may charge a fee. That fee can be avoided by redeeming your Fund shares directly through the Transfer Agent. Under the circumstances described in "How To Buy Shares," you may be subject to a contingent deferred sales charge when redeeming certain Class A, Class B and Class C shares.

        - To avoid sending duplicate copies of materials to households, the Fund will mail only one copy of each annual and semi-annual report to shareholders having the same last name and address on the Fund's records. However, each shareholder may call the Transfer Agent at 1-800-525-7048 to ask that copies of those materials be sent personally to that shareholder.

Dividends, Capital Gains and Taxes

Dividends. The Fund declares dividends separately for Class A, Class B and Class C shares from net investment income, if any, on an annual basis and normally pays those dividends to shareholders in December, but the Board of Trustees can change that date. The Board may also cause the Fund to declare dividends after the close of the Fund's fiscal year (which ends September 30th). Because the Fund does not have an objective of seeking current income, the amounts of dividends it pays, if any, will likely be small. Dividends paid on Class A shares will generally be higher than for Class B or Class C shares because expenses allocable to Class B and Class C shares will generally be higher than for Class A shares. There is no fixed dividend rate and there can be no assurance that the Fund will pay any dividends.

Capital Gains. The Fund may make distributions annually in December out of any net short-term or long-term capital gains, and the Fund may make supplemental distributions of capital gains following the end of its fiscal year. Long-term capital gains will be separately identified in the tax information the Fund sends you after the end of the year. Short-term capital gains are treated as dividends for tax purposes. There can be no assurance that the Fund will pay any capital gains distributions in a particular year.

Distribution Options. When you open your account, specify on your application how you want to receive your distributions. For
OppenheimerFunds retirement accounts, all distributions are reinvested. For other accounts, you have four options:

        - Reinvest All Distributions in the Fund. You can elect to reinvest all dividends and long-term capital gains distributions in additional shares of the Fund.
        - Reinvest Long-Term Capital Gains Only. You can elect to reinvest long-term capital gains in the Fund while receiving dividends by check or sent to your bank account on AccountLink.
        - Receive All Distributions in Cash. You can elect to receive a check for all dividends and long-term capital gains distributions or have them sent to your bank on AccountLink.
        - Reinvest Your Distributions in Another OppenheimerFunds Account. You can reinvest all distributions in another OppenheimerFunds account you have established.

Taxes. If your account is not a tax-deferred retirement account, you should be aware of the following tax implications of investing in the Fund. Long-term capital gains are taxable as long-term capital gains when distributed to shareholders. It does not matter how long you held your shares. Dividends paid from short-term capital gains and net investment income are taxable as ordinary income. Distributions are subject to federal income tax and may be subject to state or local taxes. Your distributions are taxable when paid, whether you reinvest them in additional shares or take them in cash. Every year the Fund will send you and the IRS a statement showing the amount of all taxable distributions you received in the previous year.

        When more than 50% of its assets are invested in foreign securities at the end of any fiscal year, the Fund may elect that Section 853 of the Internal Revenue Code will apply to it to permit shareholders to take a credit (or a deduction) on their own federal income tax returns for foreign taxes paid by the Fund. "Dividends, Capital Gains and Taxes" in the Statement of Additional Information contains further information about this tax provision.

        - "Buying a Dividend": When a fund goes ex-dividend, its share price is reduced by the amount of the distribution. If you buy shares on or just before the ex-dividend date, or just before the Fund declares a capital gains distribution, you will pay the full price for the shares and then receive a portion of the price back as a taxable dividend or capital gain.

        - Taxes on Transactions: Share redemptions, including redemptions for exchanges, are subject to capital gains tax. Generally speaking, a capital gain or loss is the difference between the price you paid for the shares and the price you received when you sold them.

        - Returns of Capital: In certain cases distributions made by the Fund may be considered a non-taxable return of capital to shareholders. If that occurs, it will be identified in notices to shareholders. A non-taxable return of capital may reduce your tax basis in your Fund shares.

        This information is only a summary of certain federal tax information about your investment. More information is contained in the Statement of Additional Information, and in addition you should consult with your tax adviser about the effect of an investment in the Fund on your particular tax situation.

APPENDIX TO PROSPECTUS OF
OPPENHEIMER GLOBAL FUND



        Graphic material included in Prospectus of Oppenheimer Global Fund:
"Comparison of Change in Value of $10,000 Hypothetical Investments in
Class A and Class B shares of Oppenheimer Global Fund and the Morgan Stanley World Index."

        Linear graphs will be included in the Prospectus of Oppenheimer Global Fund (the "Fund") depicting the initial subsequent account values of hypothetical $10,000 investments in (I) Class A shares of the Fund during the past 10 fiscal years and (ii) Class B shares of the Fund during the period August 17, 1993 (first public offering of Class B shares) to September 30, 1994, in each case comparing such values with the same investment over the same time periods in the Morgan Stanley World Index. Set forth below are the relevant data points that will appear on the linear graph. Additional information with respect to the foregoing, including a description of the Morgan Stanley World Index, is set forth in the Prospectus under "Performance of the Fund - Management's Discussion of Performance."


     Fiscal Year         Oppenheimer            Morgan Stanley
     Ended               Global Fund            World Index
     -----------         -----------            --------------
                         Class A
                         -------
     09/30/84             9,425                 10,000
     09/30/85            10,556                 12,406
     09/30/86            17,695                 19,625
     09/30/87            27,011                 28,187
     09/30/88            20,214                 26,369
     09/30/89            28,879                 33,004
     09/30/90            29,107                 25,888
     09/30/91            36,007                 32,239
     09/30/92            34,466                 31,913
     09/30/93            40,557                 38,372
     09/30/94            48,341                 41,273


                         Class B
                         -------
        08/17/93            10,000                 10,000
        09/30/93            10,364                  9,813
        09/30/94            11,841                 10,555


Oppenheimer Global Fund
Two World Trade Center
New York, New York 10048-0203
1-800-525-7048

Investment Adviser
Oppenheimer Management Corporation
Two World Trade Center
New York, New York 10048-0203

Distributor
Oppenheimer Funds Distributor, Inc.
Two World Trade Center
New York, New York 10048-0203

Transfer Agent and Shareholder Servicing Agent
Oppenheimer Shareholder Services
P.O. Box 5270
Denver, Colorado 80217
1-800-525-7048

Custodian of Portfolio Securities
The Bank of New York
One Wall Street
New York, New York 10015

Independent Auditors
KPMG Peat Marwick LLP
707 Seventeenth Street
Denver, Colorado 80202

Legal Counsel
Gordon Altman Butowsky
  Weitzen Shalov & Wein
114 West 47th Street
New York, New York 10036

No dealer, broker, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this Prospectus or the Statement of Additional Information, and if given or made, such information and representations must not be relied upon as having been authorized by the Fund, Oppenheimer Management Corporation, Oppenheimer Funds Distributor, Inc. or any affiliate thereof. This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any of the securities offered hereby in any state to any person to whom it is unlawful to make such an offer in such state.



PR0330.001.1095 *Printed on recycled paper

OPPENHEIMER
Global Fund


Prospectus



Effective October 1, 1995















(OppenheimerFunds Logo)

Oppenheimer Global Fund

Two World Trade Center, New York, New York 10048-0203
1-800-525-7048


Statement of Additional Information dated October 1, 1995

     This Statement of Additional Information of Oppenheimer Global Fund is not a Prospectus. This document contains additional information about the Fund and supplements information in the Prospectus dated October 1, 1995. It should be read together with the Prospectus, which may be obtained by writing to the Fund's Transfer Agent, Oppenheimer Shareholder Services at P.O. Box 5270, Denver, Colorado 80217 or by calling the Transfer Agent at the toll-free number shown above.



Table of Contents

                                                              Page

    About the Fund
Investment Objective and Policies
  Investment Policies and Strategies
  Other Investment Techniques and Strategies
  Other Investment Restrictions
How the Fund is Managed
  Organization and History
  Trustees and Officers of the Fund
  The Manager and Its Affiliates
Brokerage Policies of the Fund
Performance of the Fund
Distribution and Service Plans
About Your Account
  How to Buy Shares
  How to Sell Shares
  How to Exchange Shares
Dividends, Capital Gains and Taxes
Additional Information About the Fund
Financial Information About the Fund
Independent Auditors' Report
Financial Statements
Appendix: Industry Classifications                           A-1

About the Fund

Investment Objective and Policies

Investment Policies and Strategies. The investment objective and policies of the Fund are described in the Prospectus. Set forth below is supplemental information about those policies and the types of securities in which the Fund may invest, as well as the strategies the Fund may use to try to achieve its objective. Capitalized terms used in this Statement of Additional Information have the same meanings as those terms have in the Prospectus.

       In selecting securities for the Fund's portfolio, the Fund's investment advisor, Oppenheimer Management Corporation (the "Manager"), evaluates the merits of securities primarily through the exercise of its own investment analysis. This may include, among other things, evaluation of the history of the issuer's operations, prospects for the industry of which the issuer is part, the issuer's financial condition, the issuer's pending product developments and developments by competitors, the effect of general market and economic conditions on the issuer's business, and legislative proposals or new laws that might affect the issuer. Current income is not a consideration in the selection of portfolio securities for the Fund, whether for appreciation, defensive or liquidity purposes. The fact that a security has a low yield or does not pay current income will not be an adverse factor in selecting securities to try to achieve the Fund's investment objective of capital appreciation unless the Manager believes that the lack of yield might adversely affect appreciation possibilities.

       The portion of the Fund's assets allocated to securities selected for capital appreciation and the investment techniques used will depend upon the judgment of the Fund's Manager as to the future movement of the equity securities markets. If the Manager believes that economic conditions favor a rising market, the Fund will emphasize securities and investment methods selected for high capital growth. If the Manager believes that a market decline is likely, defensive securities and investment methods may be emphasized.

       - Investing in Securities of Growth-Type Companies. The Fund may emphasize securities of "growth-type" companies. Such issuers typically are those the goods or services of which have relatively favorable long-term prospects for increasing demand, or ones which develop new products, services or markets and normally retain a relatively large part of their earnings for research, development and investment in capital assets. They may include companies in the natural resources fields or those developing industrial applications for new scientific knowledge having potential for technological innovation, such as nuclear energy, oceanography, business services and new customer products.

       -  Investing in Small, Unseasoned Companies.   The securities of
small, unseasoned companies may have a limited trading market, which may adversely affect the Fund's ability to sell them and can reduce the price the Fund might be able to obtain for them. If other investors holding the same securities as the Fund sell them when the Fund attempts to dispose of its holdings, the Fund may receive lower prices than might otherwise be obtained, because of the thinner market for such securities.


       - Foreign Securities. "Foreign securities" include equity and debt securities of companies organized under the laws of countries other than the United States and debt securities of foreign governments, that are traded on foreign securities exchanges or in the foreign over-the-counter markets. Securities of foreign issuers that are represented by American Depository Receipts or that are listed on a U.S. securities exchange or traded in the U.S. over-the-counter markets are not considered "foreign securities" for the purpose of the Fund's investment allocations, because they are not subject to many of the special considerations and risks, discussed below, that apply to foreign securities traded and held abroad.

       Investing in foreign securities offers the Fund potential benefits not available from investing solely in securities of domestic issuers, such as the opportunity to invest in foreign issuers that appear to offer growth potential, or in foreign countries with economic policies or business cycles different from those of the U.S., or to reduce fluctuations in portfolio value by taking advantage of foreign stock markets that do not move in a manner parallel to U.S. markets. If the Fund's portfolio securities are held abroad, the countries in which such securities may be held and the sub-custodians holding them must be approved by the Fund's Board of Trustees under applicable rules of the Securities and Exchange Commission. In buying foreign securities, the Fund may convert U.S. dollars into foreign currency, but only to effect securities transactions on foreign securities exchanges and not to hold such currency as an investment.

       - Risks of Foreign Investing. Investing in foreign securities involves special additional risks and considerations not typically associated with investing in securities of issuers traded in the U.S. These include: reduction of income by foreign taxes; fluctuation in value of foreign portfolio investments due to changes in currency rates and control regulations (e.g., currency blockage); transaction charges for currency exchange; lack of public information about foreign issuers; lack of uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic issuers; less volume on foreign exchanges than on U.S. exchanges; greater volatility and less liquidity in foreign markets than in the U.S.; less regulation of foreign issuers, stock exchanges and brokers than in the U.S.; greater difficulties in commencing lawsuits against foreign issuers; higher brokerage commission rates than in the U.S.; increased risks of delays in settlement of portfolio transactions or loss of certificates for portfolio securities; possibilities in some countries of expropriation or nationalization of assets, confiscatory taxation, political, financial or social instability or adverse diplomatic developments; and unfavorable differences between the U.S. economy and foreign economies. In the past, U.S. Government policies have discouraged certain investments abroad by U.S. investors, through taxation or other restrictions, and it is possible that such restrictions could be re-imposed.

       A number of current significant political demographic and economic developments may affect investments in foreign securities and in securities of companies with operations overseas. Such developments include dramatic political changes in government and economic policies in several Eastern European countries, Germany and the republics comprising the former Soviet Union, as well as unification of the European Economic Community. The course of any of one or more of these events and the effect on trade barriers, competition and markets for consumer goods and services is uncertain. With roughly two-thirds of all outstanding equity securities now traded outside of the United States (source: Morgan Stanley), the Fund's global scope enables it to attempt to take advantage of other world markets and companies and seek to protect itself against declines in any single economy.

       - Convertible Securities. While convertible securities are a form of debt security in many cases, their conversion feature (allowing conversion into equity securities) causes them to be regarded more as "equity equivalents." As a result, the rating assigned to the security has less impact on the Manager's investment decision with respect to convertible securities than in the case of non-convertible fixed-income securities. To determine whether convertible securities should be regarded as "equity equivalents," the Manager examines the following factors: (1) whether, at the option of the investor, the convertible security can be exchanged for a fixed number of shares of common stock of the issuer, (2) whether the issuer of the convertible securities has restated its earnings per share of common stock on a fully diluted basis (considering the effect of converting the convertible securities), and (3) the extent to which the convertible security may be a defensive "equity substitute," providing the ability to participate in any appreciation in the price of the issuer's common stock.

       - Warrants and Rights. Warrants basically are options to purchase equity securities at specified prices valid for a specific period of time. Their prices do not necessarily move in a manner parallel to the prices of the underlying securities. The price paid for a warrant will be lost unless the warrant is exercised prior to expiration. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

       - Illiquid and Restricted Securities. To enable the Fund to sell restricted securities not registered under the Securities Act of 1933, the Fund may have to cause those securities to be registered. The expenses of registration of restricted securities may be negotiated by the Fund with the issuer at the time such securities are purchased by the Fund, if such registration is required before such securities may be sold publicly. When registration must be arranged because the Fund wishes to sell the security, a considerable period may elapse between the time the decision is made to sell the securities and the time the Fund would be permitted to sell them. The Fund would bear the risks of any downward price fluctuation during that period. The Fund may also acquire, through private placements, securities having contractual restrictions on their resale, which might limit the Fund's ability to dispose of such securities and might lower the amount realizable upon the sale of such securities.


       The Fund has percentage limitations that apply to purchases of restricted securities, as stated in the Prospectus. Those percentage restrictions do not limit purchases of restricted securities that are eligible for sale to qualified institutional purchasers pursuant to Rule 144A under the Securities Act of 1933, provided that those securities have been determined to be liquid by the Board of Trustees of the Fund or by the Manager under Board-approved guidelines. Those guidelines take into account the trading activity for such securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in a particular Rule 144A security, the Fund's holding of that security may be deemed to be illiquid.

       - Repurchase Agreements. The Fund may acquire securities subject to repurchase agreements for liquidity purposes to meet anticipated redemptions, or pending the investment of the proceeds from sales of Fund shares, or pending the settlement of purchases of portfolio securities.

       In a repurchase transaction, the Fund acquires a security from, and simultaneously resells it to, an approved vendor. An "approved vendor" is a commercial bank or the U.S. branch of a foreign bank, or a broker-dealer which has been designated a primary dealer in government securities, which must meet credit requirements set by the Fund's Board of Trustees from time to time. The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. The majority of these transactions run from day to day, and delivery pursuant to the resale typically will occur within one to five days of the purchase. Repurchase agreements are considered "loans" under the Investment Company Act of 1940, as amended (the "Investment Company Act"), collateralized by the underlying security. The Fund's repurchase agreements require that at all times while the repurchase agreement is in effect, the value of the collateral must equal or exceed the repurchase price to fully collateralize the repayment obligation. Additionally, the Fund's Manager will impose creditworthiness requirements to confirm that the vendor is financially sound and will continuously monitor the collateral's value.

       - Loans of Portfolio Securities. The Fund may lend its portfolio securities pursuant to the Securities Lending Agreement and Guaranty (the "Securities Lending Agreement") with The Bank of New York, subject to the restrictions stated in the Prospectus. The Fund will lend such portfolio securities to attempt to increase the Fund's income. Under the Securities Lending Agreement and applicable regulatory requirements (which are subject to change), the loan collateral must, on each business day, be at least equal to the value of the loaned securities and must consist of cash, bank letters of credit or securities of the U.S. Government (or its agencies or instrumentalities), or other cash equivalents in which the Fund is permitted to invest. To be acceptable as collateral, letters of credit must obligate a bank to pay to The Bank of New York, as agent, amounts demanded by the Fund if the demand meets the terms of the letter. Such terms of the letter and the issuing bank must be satisfactory to The Bank of New York and the Fund. The Fund will receive, pursuant to the Securities Lending Agreement, the following: (a) all income, dividends and distributions received in respect of loaned securities; (b) an annual securities lending fee of $500,000; and (c) 25% of all annual net income from securities lending transactions exceeding $1,500,000. The Bank of New York has agreed, in general, to guarantee the obligations of borrowers to return loaned securities and to be responsible for expenses relating to securities lending. The Fund will be responsible for risks associated with the investment of cash collateral. The term of the Securities Lending Agreement is thirty-six months subject to termination by The Bank of New York or the Fund. The Fund may incur a termination fee if it terminates the Securities Lending Agreement during this term. The terms of the Fund's loans must also meet applicable tests under the Internal Revenue Code and permit the Fund to reacquire loaned securities on five business days' notice or in time to vote on any important matter.

       - Borrowing For Leverage. From time to time, the Fund may increase its ownership of securities by borrowing from banks on an unsecured basis and investing the borrowed funds, subject to the restrictions stated in the Prospectus. Any such borrowing will be made only from banks, and pursuant to the requirements of the Investment Company Act, will be made only to the extent that the value of the Fund's assets, less its liabilities other than borrowings, is equal to at least 300% of all borrowings including the proposed borrowing. If the value of the Fund's assets, when computed in that manner, should fail to meet the 300% asset coverage requirement, the Fund is required within three days to reduce its bank debt to the extent necessary to meet that coverage requirement. To do so, the Fund may have to sell a portion of its investments at a time when it would otherwise not want to sell the securities. Interest on money the Fund borrows is an expense the Fund would not otherwise incur, so that during periods of substantial borrowings, its expenses may increase more than the expenses of funds that do not borrow.

Other Investment Techniques and Strategies

       - Hedging With Options and Futures Contracts. The Fund may use hedging instruments for the purposes described in the Prospectus. When hedging to attempt to protect against declines in the market value of the Fund's portfolio, or to permit the Fund to retain unrealized gains in the value of portfolio securities which have appreciated, or to facilitate selling securities for investment reasons, the Fund may: (I) sell Futures,
(ii) buy puts on such Futures or securities, or (iii) write covered calls on securities or on Futures. When hedging to establish a position in the equity securities markets as a temporary substitute for the purchase of individual equity securities the Fund may: (I) buy Futures, or (ii) buy calls on such Futures or securities held by it. Normally, the Fund would then purchase the equity securities and terminate the hedging position.

       The Fund's strategy of hedging with Futures and options on Futures will be incidental to the Fund's investment activities in the underlying cash market. In the future, the Fund may employ hedging instruments and strategies that are not presently contemplated but which may be developed, to the extent such investment methods are consistent with the Fund's investment objective, and are legally permissible and disclosed in the Prospectus. Additional information about the hedging instruments the Fund may use is provided below.

       - Stock Index Futures, Financial Futures and Interest Rate Futures. The Fund may buy and sell futures contracts relating to a securities index ("Financial Futures"), including "Stock Index Futures," a type of Financial Future for which the index used as the basis for trading is a broadly-based stock index (including stocks that are not limited to issuers in a particular industry or group of industries). A stock index assigns relative values to the common stocks included in the index and fluctuates with the changes in the market value of those stocks. Stock indices cannot be purchased or sold directly. Financial futures are contracts based on the future value of the basket of securities that comprise the underlying index. The contracts obligate the seller to deliver, and the purchaser to take, cash to settle the futures transaction or to enter into an offsetting contract. No physical delivery of the securities underlying the index is made on settling the futures obligation. No monetary amount is paid or received by the Fund on the purchase or sale of a Financial Future or Stock Index Future.

       The Fund may also buy Futures relating to debt securities ("Interest Rate Futures"). An Interest Rate Future obligates the seller to deliver and the purchaser to take a specific type of debt security at a specific future date for a fixed price to settle the futures transaction, or to enter into an offsetting contract. As with Financial Futures, no monetary amount is paid or received by the Fund on the purchase of an Interest Rate Future.

       Upon entering into a Futures transaction, the Fund will be required to deposit an initial margin payment, in cash or U.S. Treasury bills, with the futures commission merchant (the "futures broker"). Initial margin payments will be deposited with the Fund's Custodian in an account registered in the futures broker's name; however, the futures broker can gain access to that account only under certain specified conditions. As the Future is marked to market (that is, its value on the Fund's books is changed) to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the futures broker on a daily basis.

       At any time prior to the expiration of the Future, the Fund may elect to close out its position by taking an opposite position, at which time a final determination of variation margin is made and additional cash is required to be paid by or released to the Fund. Any gain or loss is then realized by the Fund on the Future for tax purposes. Although Financial Futures and Stock Index Futures by their terms call for settlement by the delivery of cash, and Interest Rate Futures call for the delivery of a specific debt security, in most cases the settlement obligation is fulfilled without such delivery by entering into an offsetting transaction. All Futures transactions are effected through a clearinghouse associated with the exchange on which the contracts are traded.

       - Writing Covered Calls. As described in the Prospectus, the Fund may write covered calls. When the Fund writes a call on an investment, it receives a premium and agrees to sell the callable investment to a purchaser of a corresponding call during the call period (usually not more than 9 months) at a fixed exercise price (which may differ from the market price of the underlying investment) regardless of market price changes during the call period. To terminate its obligation on a call it has written, the Fund may purchase a corresponding call in a "closing purchase transaction." A profit or loss will be realized, depending upon whether the net of the amount of option transaction costs and the premium received on the call the Fund has written is more or less than the price of the call the Fund subsequently purchased. A profit may also be realized if the call lapses unexercised, because the Fund retains the underlying investment and the premium received. Those profits are considered short-term capital gains for Federal income tax purposes, as are premiums on lapsed calls, and when distributed by the Fund are taxable as ordinary income. If the Fund could not effect a closing purchase transaction due to the lack of a market, it would have to hold the callable investment until the call lapsed or was exercised.
       The Fund may also write calls on Futures without owning a futures contract or deliverable securities, provided that at the time the call is written, the Fund covers the call by segregating in escrow an equivalent dollar value of deliverable securities or liquid assets. The Fund will segregate additional liquid assets if the value of the escrowed assets drops below 100% of the current value of the Future. In no circumstances would an exercise notice as to a Future put the Fund in a short futures position.

       The Fund's Custodian, or a securities depository acting for the Custodian, will act as the Fund's escrow agent, through the facilities of the Options Clearing Corporation ("OCC"), as to the investments on which the Fund has written options that are traded on exchanges, or as to other acceptable escrow securities, so that no margin will be required from the Fund for such option transactions. OCC will release the securities covering a call on the expiration of the call or when the Fund enters into a closing purchase transaction. Call writing affects the Fund's turnover rate and the brokerage commissions it pays. Commissions, normally higher than on general securities transactions, are payable on writing or purchasing a call.

       - Purchasing Puts and Calls. The Fund may purchase calls to protect against the possibility that the Fund's portfolio will not participate in an anticipated rise in the securities market. When the Fund purchases a call, it pays a premium (other than in a closing purchase transaction) and, except as to calls on stock indices, has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price. In purchasing a call, the Fund benefits only if the call is sold at a profit or if, during the call period, the market price of the underlying investment is above the sum of the call price, transaction costs, and the premium paid, and the call is exercised. If the call is not exercised or sold (whether or not at a profit), it will become worthless at its expiration date and the Fund will lose its premium payment and the right to purchase the underlying investment. When the Fund purchases a call on a stock index, it pays a premium, but settlement is in cash rather than by delivery of the underlying investment to the Fund.

       When the Fund purchases a put, it pays a premium and, except as to puts on stock indices, has the right to sell the underlying investment to a seller of a corresponding put on the same investment during the put period at a fixed exercise price. Buying a put on an investment the Fund owns (a "protective put") enables the Fund to attempt to protect itself during the put period against a decline in the value of the underlying investment below the exercise price by selling the underlying investment at the exercise price to a seller of a corresponding put. If the market price of the underlying investment is equal to or above the exercise price and as a result the put is not exercised or resold, the put will become worthless at its expiration and the Fund will lose the premium payment and the right to sell the underlying investment. However, the put may be sold prior to expiration (whether or not at a profit).

       Puts and calls on broadly-based stock indices or Stock Index Futures are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question (and thus on price movements in the stock market generally) rather than on price movements of individual securities or futures contracts. When the Fund buys a call on a stock index or Stock Index Future, it pays a premium. If the Fund exercises the call during the call period, a seller of a corresponding call on the same investment will pay the Fund an amount of cash to settle the call if the closing level of the stock index or Future upon which the call is based is greater than the exercise price of the call. That cash payment is equal to the difference between the closing price of the call and the exercise price of the call times a specified multiple (the "multiplier") which determines the total dollar value for each point of difference. When the Fund buys a put on a stock index or Stock Index Future, it pays a premium and has the right during the put period to require a seller of a corresponding put, upon the Fund's exercise of its put, to deliver cash to the Fund to settle the put if the closing level of the stock index or Stock Index Future upon which the put is based is less than the exercise price of the put. That cash payment is determined by the multiplier, in the same manner as described above as to calls.

       When the Fund purchases a put on a stock index, or on a Stock Index Future not owned by it, the put protects the Fund to the extent that the index moves in a similar pattern to the securities the Fund holds. The Fund can either resell the put or, in the case of a put on a Stock Index Future, buy the underlying investment and sell it at the exercise price. The resale price of the put will vary inversely with the price of the underlying investment. If the market price of the underlying investment is above the exercise price, and as a result the put is not exercised, the put will become worthless on the expiration date. In the event of a decline in price of the underlying investment, the Fund could exercise or sell the put at a profit to attempt to offset some or all of its loss on its portfolio securities.

       The Fund's option activities may affect its portfolio turnover rate and brokerage commissions. The exercise of calls written by the Fund may cause the Fund to sell related portfolio securities, thus increasing its turnover rate. The exercise by the Fund of puts on securities will cause the sale of underlying investments, increasing portfolio turnover. Although the decision whether to exercise a put it holds is within the Fund's control, holding a put might cause the Fund to sell the related investments for reasons that would not exist in the absence of the put. The Fund will pay a brokerage commission each time it buys or sells a call, put or an underlying investment in connection with the exercise of a put or call. Those commissions may be higher than the commissions for direct purchases or sales of the underlying investments.

       Premiums paid for options are small in relation to the market value of the underlying investments and, consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in the Fund's net asset value being more sensitive to changes in the value of the underlying investments.

       - Options on Foreign Currency. The Fund intends to write and purchase calls on foreign currencies. The Fund may purchase and write puts and calls on foreign currencies that are traded on a securities or commodities exchange or over-the-counter markets or are quoted by major recognized dealers in such options. It does so to protect against declines in the dollar value of foreign securities and against increases in the dollar cost of foreign securities to be acquired. If the Manager anticipates a rise in the dollar value of a foreign currency in which securities to be acquired are denominated, the increased cost of such securities may be partially offset by purchasing calls or writing puts on that foreign currency. If a decline in the dollar value of a foreign currency is anticipated, the decline in value of portfolio securities denominated in that currency may be partially offset by writing calls or purchasing puts on that foreign currency. However, in the event of currency rate fluctuations adverse to the Fund's position, it would lose the premium it paid and transactions costs.

       A call written on a foreign currency by the Fund is covered if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call may be written by the Fund on a foreign currency to provide a hedge against a decline due to an expected adverse change in the exchange rate in the U.S. dollar value of a security which the Fund owns or has the right to acquire and which is denominated in the currency underlying the option. This is a cross-hedging strategy. In such circumstances, the Fund collateralizes the option by maintaining in a segregated account with the Fund's custodian, cash or U.S. Government Securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.

       - Forward Contracts. The Fund may enter into foreign currency exchange contracts ("Forward Contracts"), which obligate the seller to deliver and the purchaser to take a specific amount of foreign currency at a specific future date for a fixed price. A Forward Contract involves bilateral obligations of one party to purchase, and another party to sell, a specific currency at a future date (which may be any fixed number of days from the date of the contract agreed upon by the parties), at a price set at the time the contract is entered into. These contracts are generally traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers.
The Fund may enter into a Forward Contract in order to "lock in" the U.S. dollar price of a security denominated in a foreign currency which it has purchased or sold but which has not yet settled, or to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and a foreign currency.

       There is a risk that use of Forward Contracts may reduce the gain that would otherwise result from a change in the relationship between the U.S. dollar and a foreign currency. Forward contracts include standardized foreign currency futures contracts which are traded on exchanges and are subject to procedures and regulations applicable to other Futures. The
Fund may also enter into a forward contract to sell a foreign currency denominated in a currency other than that in which the underlying security is denominated. This is done in the expectation that there is a greater correlation between the foreign currency of the forward contract and the foreign currency of the underlying investment than between the U.S. dollar and the foreign currency of the underlying investment. This technique is referred to as "cross hedging." The success of cross hedging is dependent on many factors, including the ability of the Manager to correctly identify and monitor the correlation between foreign currencies and the U.S. dollar. To the extent that the correlation is not identical, the Fund may experience losses or gains on both the underlying security and the cross currency hedge.

       The Fund may use Forward Contracts to protect against uncertainty in the level of future exchange rates. The use of Forward Contracts does not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although Forward Contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

       There is no limitation as to the percentage of the Fund's assets that may be committed to foreign currency exchange contracts. The Fund does not enter into such forward contracts or maintain a net exposure in such contracts to the extent that the Fund would be obligated to deliver an amount of foreign currency in excess of the value of the Fund's assets denominated in that currency, or enter into a "cross hedge," unless it is denominated in a currency or currencies that the Manager believes will have price movements that tend to correlate closely with the currency in which the investment being hedged is denominated. See "Tax Aspects of Covered Calls and Hedging Instruments" below for a discussion of the tax treatment of foreign currency exchange contracts

       The Fund may enter into Forward Contracts with respect to specific transactions. For example, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when the Fund anticipates receipt of dividend payments in a foreign currency, the Fund may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such payment by entering into a Forward Contract, for a fixed amount of U.S. dollars per unit of foreign currency, for the purchase or sale of the amount of foreign currency involved in the underlying transaction ("transaction hedge"). The Fund will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received.

       The Fund may also use Forward Contracts to lock in the U.S. dollar value of portfolio positions ("position hedge"). In a position hedge, for example, when the Fund believes that foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency, or when the Fund believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount. In this situation the Fund may, in the alternative, enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount where the Fund believes that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Fund are denominated ("cross hedge").

       The Fund's Custodian will place cash or U.S. Government securities or other liquid high-quality debt securities in a separate account of the Fund having a value equal to the aggregate amount of the Fund's commitments under forward contracts to cover its short positions. If the value of the securities placed in the separate account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's net commitments with respect to such contracts. As an alternative to maintaining all or part of the separate account, the Fund may purchase a call option permitting the Fund to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward contract price, or the Fund may purchase a put option permitting the Fund to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the forward contract price. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts.

       The precise matching of the Forward Contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date the Forward Contract is entered into and the date it is sold. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot (i.e., cash) market (and bear the expense of such purchase), if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward Contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Fund to sustain losses on these contracts and transactions costs.

       At or before the maturity of a Forward Contract requiring the Fund to sell a currency, the Fund may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, the Fund may close out a Forward Contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Fund would realize a gain or loss as a result of entering into such an offsetting Forward Contract under either circumstance to the extent the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and offsetting contract.

       The cost to the Fund of engaging in Forward Contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because Forward Contracts are usually entered into on a principal basis, no fees or commissions are involved. Because such contracts are not traded on an exchange, the Fund must evaluate the credit and performance risk of each particular counterparty under a Forward Contract.

       Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert all of its holdings of foreign currency deposits into U.S. dollars on a daily basis. The Fund may convert foreign currency from time to time, and investors should be aware of the costs of currency conversion. Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

       - Regulatory Aspects of Hedging Instruments. The Fund is required to operate within certain guidelines and restrictions with respect to its use of Futures and options on Futures established by the Commodity Futures Trading Commission ("CFTC"). In particular the Fund is exempted from registration with the CFTC as a "commodity pool operator" if the Fund complies with the requirements of Rule 4.5 adopted by the CFTC. The Rule does not limit the percentage of the Fund's assets that may be used for Futures margin and related options premiums for a bona fide hedging position. However, under the Rule the Fund must limit its aggregate initial Futures margin and related option premiums to no more than 5% of the Fund's net assets for hedging purposes that are not considered bona fide hedging strategies under the Rule. Under the Rule, the Fund also must use short Futures and Futures options positions solely for "bona fide hedging purposes" within the meaning and intent of the applicable provisions of the Commodity Exchange Act.

       Transactions in options by the Fund are subject to limitations established by option exchanges governing the maximum number of options that may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more different exchanges or through one or more brokers. Thus the number of options which the Fund may write or hold may be affected by options written or held by other entities, including other investment companies having the same adviser as the Fund (or an adviser that is an affiliate of the Fund's adviser). The exchanges also impose position limits on Futures transactions. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.

       Due to requirements under the Investment Company Act, when the Fund purchases a Future, the Fund will maintain, in a segregated account or accounts with its Custodian, cash or readily-marketable, short-term (maturing in one year or less) debt instruments in an amount equal to the market value of the securities underlying such Future, less the margin deposit applicable to it.

       - Tax Aspects of Covered Calls and Hedging Instruments. The Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code (although it reserves the right not to qualify). That qualification enables the Fund to "pass through" its income and realized capital gains to shareholders without having to pay tax on them. This avoids a "double tax" on that income and capital gains, since shareholders normally will be taxed on the dividends and capital gains they receive from the Fund (unless the Fund's shares are held in a retirement account or the shareholder is otherwise exempt from tax). One of the tests for the Fund's qualification as a regulated investment company is that less than 30% of its gross income must be derived from gains realized on the sale of securities held for less than three months. To comply with this 30% cap, the Fund will limit the extent to which it engages in the following activities, but will not be precluded from them: (i) selling investments, including Stock Index Futures, held for less than three months, whether or not they were purchased on the exercise of a call held by the Fund; (ii) purchasing options which expire in less than three months; (iii) effecting closing transactions with respect to calls or puts written or purchased less than three months previously; (iv) exercising puts or calls held by the Fund for less than three months; or (v) writing calls on investments held less than three months.

       Certain foreign currency exchange contracts (Forward Contracts) in which the Fund may invest are treated as "section 1256 contracts." Gains or losses relating to section 1256 contracts generally are characterized under the Internal Revenue Code as 60% long-term and 40% short-term capital gains or losses. However, foreign currency gains or losses arising from certain section 1256 contracts (including Forward Contracts) generally are treated as ordinary income or loss. In addition, section 1256 contracts held by the Fund at the end of each taxable year are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized. These contracts also may be marked-to-market for purposes of the excise tax applicable to investment company distributions and for other purposes under rules prescribed pursuant to the Internal Revenue Code. An election can be made by the Fund to exempt these transactions from this marked-to-market treatment.

       Certain Forward Contracts entered into by the Fund may result in "straddles" for Federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund on straddle positions. Generally, a loss sustained on the disposition of a position(s) making up a straddle is allowed only to the extent such loss exceeds any unrecognized gain in the offsetting positions making up the straddle. Disallowed loss is generally allowed at the point where there is no unrecognized gain in the offsetting positions making up the straddle, or the offsetting position is disposed of.

       Under the Internal Revenue Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of foreign currency forward contracts, gains or losses attributable to fluctuations in the value of a foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as an ordinary gain or loss. Currency gains and losses are offset against market gains and losses on each trade before determining a net "section 988" gain or loss under the Internal Revenue Code, which may ultimately increase or decrease the amount of the Fund's investment company income available for distribution to its shareholders.

       - Risks of Hedging With Options and Futures. An option position may be closed out only on a market that provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular option. In addition to the risks associated with hedging that are discussed in the Prospectus and above, there is a risk in using short hedging by (i) selling Stock Index Futures or (ii) purchasing puts on stock indices or Stock Index Futures to attempt to protect against declines in the value of the Fund's equity securities. The risk is that the prices of Stock Index Futures will correlate imperfectly with the behavior of the cash (i.e., market value) prices of the Fund's equity securities. The ordinary spreads between prices in the cash and futures markets are subject to distortions, due to differences in the natures of those markets. First, all participants in the futures markets are subject to margin deposit and maintenance requirements.
Rather than meeting additional margin deposit requirements, investors may close out futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures markets depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures markets could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the futures markets may cause temporary price distortions.

       The risk of imperfect correlation increases as the composition of the Fund's portfolio diverges from the securities included in the applicable index. To compensate for the imperfect correlation of movements in the price of the equity securities being hedged and movements in the price of the hedging instruments, the Fund may use hedging instruments in a greater dollar amount than the dollar amount of equity securities being hedged if the historical volatility of the prices of the equity securities being hedged is more than the historical volatility of the applicable index.
It is also possible that if the Fund has used hedging instruments in a short hedge, the market may advance and the value of equity securities held in the Fund's portfolio may decline. If that occurred, the Fund would lose money on the hedging instruments and also experience a decline in value in its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of equity securities will tend to move in the same direction as the indices upon which the hedging instruments are based.

       If the Fund uses hedging instruments to establish a position in the equities markets as a temporary substitute for the purchase of individual equity securities (long hedging) by buying Stock Index Futures and/or calls on such Futures, on securities or on stock indices, it is possible that the market may decline. If the Fund then concludes not to invest in equity securities at that time because of concerns as to a possible further market decline or for other reasons, the Fund will realize a loss on the hedging instruments that is not offset by a reduction in the price of the equity securities purchased.

       - Short Sales Against-the-Box. In this type of short sale, while the short position is open, the Fund must own an equal amount of the securities sold short, or by virtue of ownership of other securities have the right, without payment of further consideration, to obtain an equal amount of the securities sold short. Short sales against-the-box may be made to defer, for Federal income tax purposes, recognition of gain or loss on the sale of securities "in the box" until the short position is closed out. They may also be used to protect a gain on the security "in-the-box" when the Fund does not want to sell it and recognize a capital gain.

Other Investment Restrictions

       The Fund's significant investment restrictions are described in the Prospectus. The following are also fundamental policies, and together with the Fund's fundamental policies described in the Prospectus, cannot be changed without the approval of a "majority" of the Fund's outstanding voting securities. Such a "majority" vote is defined in the Investment Company Act as the vote of the holders of the lesser of: (I) 67% or more of the shares present or represented by proxy at a shareholders meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy; or (ii) more than 50% of the outstanding shares.

    Under these additional restrictions, the Fund cannot:

    - invest in companies for the primary purpose of acquiring control or management thereof;
    - invest in commodities or in commodities contracts; other than the hedging instruments permitted by any of its other fundamental policies, whether or not any such hedging instrument is considered to be a commodity or a commodity contract;
    - invest in real estate or in interests in real estate, but may purchase readily marketable securities of companies holding real estate or interests therein;
    - purchase securities on margin; however, the Fund may make margin deposits in connection with any of the hedging instruments permitted by any of its other fundamental policies;
    - lend money, but the Fund may invest in all or a portion of an issue of bonds, debentures, commercial paper, or other similar corporate obligations of the types that are usually purchased by institutions, whether or not publicly distributed, provided that such obligations which are not publicly distributed shall be subject to the limits on the amount set forth in the Prospectus under the caption "Illiquid and Restricted Securities"; the Fund may also make loans of portfolio securities, subject to the restrictions set forth in the Prospectus and above under the caption "Loans of Portfolio Securities";
    - mortgage or pledge any of its assets; such prohibition against mortgaging or pledging does not prohibit the escrow arrangements contemplated by the writing of covered call options or other collateral or margin arrangements in connection with any of the Hedging Instruments permitted by any of its other fundamental policies;
    - underwrite securities of other companies, except insofar as it might be deemed to be an underwriter for purposes of the Securities Act of 1933 in the resale of any securities held in its own portfolio;
    - invest or hold securities of any issuer if those officers and directors or trustees of the Fund or its adviser owning individually more than 1/2 of 1% of the securities of such issuer together own more than 5% of the securities of such issuer; or
    - invest in other open-end investment companies, or invest more than 5% of its net assets at the time of purchase in closed-end investment companies, including small business investment companies, nor make any such investments at commission rates in excess of normal brokerage commissions. The percentage restrictions described above and in the Prospectus apply only at the time of investment and require no action by the Fund as a result of subsequent changes in relative values.

    In connection with the qualification of its shares in certain states, the Fund has undertaken that in addition to the above, it will not: (1) invest more than 5% of its assets in securities of issuers, including their predecessors, which have been in continuous operation for less than three continuous years; or (2) invest any part of its assets in oil, gas or other mineral exploration or development programs. In the event that the Fund's shares cease to be qualified under such laws or if such undertaking(s) otherwise cease to be operative, the Fund would not be subject to such restrictions.

     For purposes of the Fund's policy not to concentrate its assets, described in "Other Investment Restrictions" in the Prospectus, the Fund has adopted the industry classifications set forth in the Appendix to this Statement of Additional Information. This is not a fundamental policy.


How the Fund Is Managed

Organization and History. As a Massachusetts business trust, the Fund is not required to hold, and does not plan to hold, regular annual meetings of shareholders. The Fund will hold meetings when required to do so by the Investment Company Act or other applicable law, or when a shareholder meeting is called by the Trustees or upon proper request of the shareholders. Shareholders have the right, upon the declaration in writing or vote of two-thirds of the outstanding shares of the Fund, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders of 10% of its outstanding shares. In addition, if the Trustees receive a request from at least 10 shareholders (who have been shareholders for at least six months) holding shares of the Fund valued at $25,000 or more or holding at least 1% of the Fund's outstanding shares, whichever is less, stating that they wish to communicate with other shareholders to request a meeting to remove a Trustee, the Trustees will then either make the Fund's shareholder list available to the applicants or mail their communication to all other shareholders at the applicants' expense, or the Trustees may take such other action as set forth under Section 16(c) of the Investment Company Act.

    The Fund's Declaration of Trust contains an express disclaimer of shareholder or Trustee liability for the Fund's obligations, and provides for indemnification and reimbursement of expenses out of its property for any shareholder held personally liable for its obligations. The Declaration of Trust also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. Thus, while Massachusetts law permits a shareholder of a business trust (such as the Fund) to be held personally liable as a "partner" under certain circumstances, the risk of a Fund shareholder incurring financial loss on account of shareholder liability is limited to the relatively remote circumstances in which the Fund would be unable to meet its obligations described above. Any person doing business with the Trust, and any shareholder of the Trust, agrees under the Trust's Declaration of Trust to look solely to the assets of the Trust for satisfaction of any claim or demand which may arise out of any dealings with the Trust, and the Trustees shall have no personal liability to any such person, to the extent permitted by law.

    Trustees and Officers of the Fund. The Fund's Trustees and officers and their principal occupations and business affiliations during the past five years are set forth below. The address for each Trustee and officer is Two World Trade Center, New York, New York 10048-0203, unless another
address is listed below.   All of the Trustees are also trustees of
Oppenheimer Fund, Oppenheimer Growth Fund, Oppenheimer Tax-Free Bond Fund, Oppenheimer Money Market Fund, Inc., Oppenheimer Target Fund, Oppenheimer U.S. Government Trust, Oppenheimer New York Tax-Exempt Fund, Oppenheimer California Tax-Exempt Fund, Oppenheimer Multi-State Tax-Exempt Trust, Oppenheimer Asset Allocation Fund, Oppenheimer Gold & Special Minerals Fund, Oppenheimer Discovery Fund, Oppenheimer Global Growth & Income Fund, Oppenheimer Global Emerging Growth Fund, Oppenheimer Multi-Sector Income Trust and Oppenheimer Multi-Government Trust (collectively, the "New York-based Oppenheimer funds"). Messrs. Spiro, Bishop, Bowen, Donohue, Farrar and Zack, respectively, hold the same offices with the other New York-based Oppenheimer funds as with the Fund. As of July 7, 1995, the Trustees and officers of the Fund as a group owned of record or beneficially less than 1% of each class of shares of the Fund. The foregoing statement does not reflect shares held of record by an employee benefit plan for employees of the Manager for which an officer of the Fund (Andrew J. Donohue) is a trustee, other than the shares beneficially owned under that plan by officers of the Fund listed below.

Leon Levy, Chairman of the Board of Trustees; Age 69
31 West 52nd Street, New York, New York 10019
General Partner of Odyssey Partners, L.P. (investment partnership) and Chairman of Avatar Holdings, Inc. (real estate development).

Leo Cherne, Trustee; Age 82
#122 East 42nd Street, New York, New York 10168
Chairman Emeritus of the International Rescue Committee (philanthropic organization); formerly Executive Director of The Research Institute of America.

Robert G. Galli, Trustee*; Age 62
Vice Chairman of the Manager and Vice President and Counsel of Oppenheimer Acquisition Corp. ("OAC"), the Manager's parent holding company; formerly he held the following positions: a director of the Manager and Oppenheimer Funds Distributor, Inc. (the "Distributor"), Vice President and a director of HarbourView Asset Management Corporation ("HarbourView") and Centennial Asset Management Corporation ("Centennial"), investment adviser subsidiaries of the Manager, a director of Shareholder Financial Services, Inc. ("SFSI") and Shareholder Services, Inc. ("SSI"), transfer agent subsidiaries of the Manager, an officer of other Oppenheimer funds and Executive Vice President and General Counsel of the Manager and the Distributor.

Benjamin Lipstein, Trustee; Age 72
591 Breezy Hill Road, Hillsdale, New York 12529
Professor Emeritus of Marketing, Stern Graduate School of Business Administration, New York University; a director of Sussex Publishers, Inc. (Publishers of Psychology Today and Mother Earth News) and of Spy
Magazine, L.P.

______________________________________
*A Trustee who is an "interested person" of the Fund as defined in the Investment Company Act.

Elizabeth B. Moynihan, Trustee; Age 65
801 Pennsylvania Avenue, N.W., Washington, D.C. 20004
Author and architectural historian; a trustee of the Freer Gallery of Art (Smithsonian Institution), the Institute of Fine Arts (New York
University), National Building Museum; a member of the Trustees Council, Preservation League of New York State; a member of the Indo-U.S. Sub-Commission on Education and Culture.

Kenneth A. Randall, Trustee; Age 68
6 Whittaker's Mill, Williamsburg, Virginia 23185
A Director of Dominion Resources, Inc. (electric utility holding company), Dominion Energy, Inc. (electric power and oil & gas producer), Enron-Dominion Cogen Corp. (cogeneration company), Kemper Corporation (insurance and financial services company), and Fidelity Life Association (mutual life insurance company); formerly Chairman of the Board of ICL, Inc. (information systems), and President and Chief Executive Officer of The Conference Board, Inc. (international economic and business research).

Edward V. Regan, Trustee; Age 65
40 Park Avenue, New York, New York 10016
President of Jerome Levy Economics Institute; a member of the U.S. Competitiveness Policy Council; a director of GranCare, Inc. (health care provider); formerly New York State Comptroller and a trustee, New York State and Local Retirement Fund.

Russell S. Reynolds, Jr., Trustee; Age 63
200 Park Avenue, New York, New York 10166
Founder and Chairman of Russell Reynolds Associates, Inc. (executive recruiting); Chairman of Directors Publication, Inc. (consulting and publishing); a trustee of Mystic Seaport Museum, International House, the Greenwich Historical Society and Greenwich Hospital.

Sidney M. Robbins, Trustee; Age 83
50 Overlook Road, Ossining, New York 10562
Chase Manhattan Professor Emeritus of Financial Institutions, Graduate School of Business, Columbia University; Visiting Professor of Finance, University of Hawaii; a director of The Korea Fund, Inc. (a closed-end investment company); a member of the Board of Advisors, Olympus Private Placement Fund, L.P.; Professor Emeritus of Finance, Adelphi University.

Donald W. Spiro, President and Trustee*; Age 69
Chairman Emeritus and a director of the Manager; formerly Chairman of the Manager and the Distributor.

Pauline Trigere, Trustee; Age 82
498 Seventh Avenue, New York, New York 10018
Chairman and Chief Executive Officer of Trigere, Inc. (design and sale of women's fashions).


________________________________________
*A Trustee who is an "interested person" of the Fund as defined in the Investment Company Act.

Clayton K. Yeutter, Trustee; Age 64
1325 Merrie Ridge Road, McLean, Virginia 22101
Of Counsel to Hogan & Hartson (a law firm); a director of B.A.T. Industries, Ltd. (tobacco and financial services), Caterpillar, Inc. (machinery), ConAgra, Inc. (food and agricultural products), Farmers Insurance Company (insurance), FMC Corp. (chemicals and machinery), Lindsay Manufacturing Co. (irrigation equipment), Texas Instruments, Inc. (electronics) and The Vigoro Corporation (fertilizer manufacturer); formerly (in descending chronological order) Counsellor to the President
(Bush) for Domestic Policy; Chairman of the Republican National Committee, Secretary of the U.S. Department of Agriculture, and U.S. Trade Representative.

William L. Wilby, Vice President and Portfolio Manager; Age 50
Senior Vice President of the Manager and HarbourView; an officer of other Oppenheimer funds; formerly international investment strategist at Brown Brothers, Harriman & Co., prior to which he was a Managing Director and Portfolio Manager at AIG Global Investors.

Andrew J. Donohue, Secretary; Age 45
Executive Vice President and General Counsel of the Manager and the Distributor; an officer of other Oppenheimer funds; formerly Senior Vice President and Associate General Counsel of the Manager and the Distributor, partner in Kraft & McManimon (a law firm), an officer of First Investors Corporation (a broker-dealer) and First Investors Management Company, Inc. (broker-dealer and investment adviser); and director and an officer of First Investors Family of Funds and First Investors Life Insurance Company.

George C. Bowen, Treasurer; Age 58
3410 South Galena Street, Denver, Colorado 80231
Senior Vice President and Treasurer of the Manager; Vice President and Treasurer of the Distributor and HarbourView; Senior Vice President, Treasurer and Assistant Secretary and a director of Centennial; Vice President, Treasurer and Secretary of SSI and SFSI; an officer of other Oppenheimer funds.

Robert G. Zack, Assistant Secretary; Age 47
Senior Vice President and Associate General Counsel of the Manager; Assistant Secretary of SSI and SFSI; an officer of other Oppenheimer funds.

Robert J. Bishop, Assistant Treasurer; Age 36
3410 South Galena Street, Denver, Colorado 80231
Assistant Vice President of the Manager/Mutual Fund Accounting; an officer of other Oppenheimer funds; previously a Fund Controller of the Manager, prior to which he was an Accountant for Yale & Seffinger, P.C., an accounting firm, and previously an Accountant and Commissions Supervisor for Stuart James Company Inc., a broker-dealer.

Scott Farrar, Assistant Treasurer; Age 29
3410 South Galena Street, Denver, Colorado 80231
Assistant Vice President of the Manager/Mutual Fund Accounting; an officer of other Oppenheimer funds; previously a Fund Controller for the Manager, prior to which he was an International Mutual Fund Supervisor for Brown Brothers Harriman & Co. (a bank) and previously a Senior Fund Accountant for State Street Bank & Trust Company, before which he was a sales representative for Central Colorado Planning.

     - Remuneration of Trustees. The officers of the Fund are affiliated with the Manager; they and the Trustees of the Fund who are affiliated with the Manager (Messrs. Galli and Spiro; Mr. Spiro is also an officer) receive no salary or fee from the Fund. The Trustees of the Fund (including Mr. Delaney, a former Trustee, but excluding Messrs. Galli and Spiro) received the total amounts shown below from (I) the Fund during its fiscal year ended September 30, 1994, and (ii) from all 17 of the New York-based Oppenheimer funds (including the Fund) listed in the first paragraph of this section (and from Oppenheimer Global Environment Fund, Oppenheimer Time Fund and Oppenheimer Mortgage Income Fund, former New York-based Oppenheimer funds), for services in the positions shown:


                                                                  Retirement
                                                                  Benefits            Total Compensation
                                              Aggregate           Accrued as          From All
                                              Compensation        Part of             New York-based
Name and Position                             From Fund           Fund Expenses       Oppenheimer Funds1
Leon Levy, Chairman and Trustee               26,187              27,813              $141,000.00

Leo Cherne, Audit Committee                   12,783              13,577              $ 68,800.00
 Member and Trustee

Edmund T. Delaney,                            16,011              17,005              $ 86,200
 Study Committee
 Member and Trustee2

Benjamin Lipstein,                            16,011              17,005              $ 86,200.00
 Study Committee
 Member and Trustee

Elizabeth B. Moynihan,                        11,257              11,956              $ 60,625.00
 Study Committee
 Member and3 Trustee

Kenneth A. Randall,                           14,564              15,468              $ 78,400.00
 Audit Committee Member
 and Trustee

Edward V. Regan,                              10,466              11,095              $ 56,275.00
 Audit Committee
 Member3 and Trustee

Russell S. Reynolds, Jr.,Trustee               9,683              10,284              $ 52,100.00

Sidney M. Robbins, Study                      22,689              24,098              $122,100.00
 Committee Chairman, Audit
 Committee Vice-Chairman
 and Trustee

Pauline Trigere, Trustee                       9,683              10,284              $ 52,100.00

Clayton K. Yeutter, Trustee                    9,683              10,284              $ 52,100.00

______________________
1  For the 1994 calendar year.
2 Board and Committee positions held during a portion of the period shown.
3  Committee position held during a portion of the period shown.

        The Fund has adopted a retirement plan that provides for payment to a retired Trustee of up to 80% of the average compensation paid during that Trustee's five years of service in which the highest compensation was received. A Trustee must serve in that capacity for any of the New York-based Oppenheimer funds for at least 15 years to be eligible for the maximum payment. Because each Trustee's Retirement benefits will depend on the amount of the Trustee's future compensation and length of service, the amount of those benefits cannot be determined at this time, nor can the Fund estimate the number of years of credited service that will be used to determine those benefits. No payments had been made by the Fund under the plan as of September 30, 1994.

        - Major Shareholders. As of July 7, 1995, the only person who owned of record or was known by the Fund to own beneficially 5% or more of the Fund's outstanding Class A or Class B shares was Nationwide Insurance
Company ("Nationwide"), P.O. Box 182029, Columbus, OH 43218-2029; on that date Nationwide's Qualified Plan Variable ("QPVA") owned 4,435,981.670
Class B shares (7.47% of the Class B shares then outstanding).

The Manager and Its Affiliates. The Manager is wholly-owned by Oppenheimer Acquisition Corp. ("OAC"), a holding company controlled by Massachusetts Mutual Life Insurance Company. OAC is also owned in part by certain of the Manager's directors and officers, some of whom also serve as officers of the Fund, and two of whom (Messrs. Spiro and Galli) serve as Trustees of the Fund.

        The Manager and the Fund have a Code of Ethics. It is designed to detect and prevent improper personal trading by certain employees, including portfolio managers, that would compete with or take advantage of the Fund's portfolio transactions. Compliance with the Code of Ethics is carefully monitored and strictly enforced by the Manager.

        - The Investment Advisory Agreement. A management fee is payable monthly to the Manager under the terms of the investment advisory agreement between the Manager and the Fund and is computed on the aggregate net assets of the Fund as of the close of business each day.
The investment advisory agreement requires the Manager, at its expense, to provide the Fund with adequate office space, facilities and equipment, and to provide and supervise the activities of all administrative and clerical personnel required to provide effective corporate administration for the Fund, including the compilation and maintenance of records with respect to its operations, the preparation and filing of specified reports, and composition of proxy materials and registration statements for continuous public sale of shares of the Fund. On June 27, 1994, shareholders of the Fund approved a new Agreement providing for the current management fee rates stated in the Prospectus.

        Expenses not expressly assumed by the Manager under the advisory agreement or by the Distributor under the General Distributor's Agreement are paid by the Fund. The advisory agreement lists examples of expenses paid by the Fund, the major categories of which relate to interest, taxes, brokerage commissions, fees to certain Trustees, legal and audit expenses, custodian and transfer agent expenses, share issuance costs, certain printing and registration costs and non-recurring expenses, including litigation costs. For the Fund's fiscal years ended September 30, 1992, 1993, and 1994, the management fees paid by the Fund to the Manager were $7,949,934, $8,063,451, and $11,927,942, respectively.

        The Agreement contains no expense limitation. However, independently of the Agreement, the Manager has undertaken that the total expenses of the Fund in any fiscal year (including the management fee but excluding taxes, interest, brokerage commissions, distribution assistance payments and extraordinary expenses, such as litigation costs) shall not exceed the most stringent expense limitation imposed under state law applicable to the Fund. Pursuant of the undertaking, the Manager's fee will be reduced at the end of a month so that there will not be any accrued but unpaid liability under this undertaking. Currently, the most stringent state expense limitation is imposed by California and limits the Fund's expenses (with specified exclusions) to 2.5% of the first $30 million of average annual net assets, 2.0% of the next $70 million of average annual net assets and 1.5% of average annual net assets in excess of $100 million.
In addition, the Manager has voluntarily agreed to reduce the management fee to which it is entitled under the Agreement to 0.65% of net assets in excess of $3.5 billion. Any assumption of the Fund's expenses under these limitations would lower the Fund's overall expense ratio and increase its total return during any period during which expenses are limited. The Manager reserves the right to amend or terminate these expense undertakings at any time.

        The Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties, or reckless disregard for its obligations and duties thereunder, the Manager is not liable for any loss sustained by reason of good faith errors or omissions in connection with any matters to which the Agreement relates. The Agreement permits the Manager to act as investment adviser for any other person, firm or corporation and to use the name "Oppenheimer" in connection with other investment companies for which it may act as investment adviser or general distributor. If the Manager shall no longer act as investment adviser to the Fund, the right of the Fund to use the name "Oppenheimer" as part of its name may be withdrawn.

        - The Distributor. Under its General Distributor's Agreement with the Fund, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the Fund's Class A, Class B and Class C shares but is not obligated to sell a specific number of shares. Expenses normally attributable to sales, (excluding payments under the Distribution and Service Plans but including advertising and the cost of printing and mailing prospectuses, other than those furnished to existing shareholders), are borne by the Distributor. During the Fund's fiscal years ended September 30, 1992, 1993, and 1994, the aggregate sales charges on sales of the Fund's Class A shares were $12,026,496, $4,864,818, and $8,458,588, respectively, of which the Distributor and an affiliated broker-dealer retained in the aggregate $3,494,475, $1,356,117, and $2,717,037 in those respective years. During the Fund's fiscal year ended September 30, 1994, the contingent deferred sales charges collected on the Fund's Class B shares totaled $113,861, all of which the Distributor retained. During the same period, Class C shares were not publicly offered, and no contingent deferred sales charges were collected. For additional information about distribution of the Fund's shares and the payments made by the Fund to the Distributor in connection with such activities, please refer to "Distribution and Service Plans," below.

        - The Transfer Agent. Oppenheimer Shareholder Services, the Fund's Transfer Agent, is responsible for maintaining the Fund's shareholder registry and shareholder accounting records, and for shareholder servicing and administrative functions.


Brokerage Policies of the Fund

Brokerage Provisions of the Investment Advisory Agreement. One of the duties of the Manager under the advisory agreement is to arrange the portfolio transactions for the Fund. The advisory agreement contains provisions relating to the employment of broker-dealers ("brokers") to effect the Fund's portfolio transactions. In doing so, the Manager is authorized by the advisory agreement to employ broker-dealers, including "affiliated" brokers, as that term is defined in the Investment Company Act, as may, in its best judgment based on all relevant factors, implement the policy of the Fund to obtain, at reasonable expense, the "best execution" (prompt and reliable execution at the most favorable price obtainable) of such transactions. The Manager need not seek competitive commission bidding but is expected to minimize the commissions paid to the extent consistent with the interest and policies of the Fund as established by its Board of Trustees. Purchases of securities from underwriters include a commission or concession paid by the issuer to the underwriter, and purchases from dealers include a spread between the bid and asked price.

        Under the advisory agreement, the Manager is authorized to select brokers that provide brokerage and/or research services for the Fund and/or the other accounts over which the Manager or its affiliates have investment discretion. The commissions paid to such brokers may be higher than another qualified broker would have charged if a good faith determination is made by the Manager that the commission is fair and reasonable in relation to the services provided. Subject to the foregoing considerations, the Manager may also consider sales of shares of the Fund and other investment companies managed by the Manager or its affiliates as a factor in the selection of brokers for the Fund's portfolio transactions.

    Description of Brokerage Practices Followed by the Manager. Subject to the provisions of the advisory agreement, and the procedures and rules described above, allocations of brokerage are generally made by the Manager's portfolio traders based upon recommendations from the Manager's portfolio managers. In certain instances, portfolio managers may directly place trades and allocate brokerage, also subject to the provisions of the advisory agreement and the procedures and rules described above. In either case, brokerage is allocated under the supervision of the Manager's executive officers. Transactions in securities other than those for which an exchange is the primary market are generally done with principals or market makers. Brokerage commissions are paid primarily for effecting transactions in listed securities or for certain fixed-income agency transactions in the secondary market, and are otherwise paid only if it appears likely that a better price or execution can be obtained. When the Fund engages in an option transaction, ordinarily the same broker will be used for the purchase or sale of the option and any transaction in the securities to which the option relates. When possible, concurrent orders to purchase or sell the same security by more than one of the accounts managed by the Manager or its affiliates are combined. The transactions effected pursuant to such combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each account. Option commissions may be relatively higher than those which would apply to direct purchases and sales of portfolio securities.


        The research services provided by a particular broker may be useful only to one or more of the advisory accounts of the Manager and its affiliates, and investment research received for the commissions of those other accounts may be useful both to the Fund and one or more of such other accounts. Such research, which may be supplied by a third party at the instance of a broker, includes information and analyses on particular companies and industries as well as market or economic trends and portfolio strategy, receipt of market quotations for portfolio evaluations, information systems, computer hardware and similar products and services. If a research service also assists the Manager in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the Manager in the investment decision-making process may be paid for in commission dollars. The Board of Trustees has permitted the Manager to use concessions on fixed price offerings to obtain research, in the same manner as is permitted for agency transactions. The Board has also permitted the Manager to use stated commissions on secondary fixed-income agency trades to obtain research where the broker has represented to the Manager that: (I) the trade is not from or for the broker's own inventory, (ii) the trade was executed by the broker on an agency basis at the stated commission, and (iii) the trade is not a riskless principal transaction.

        The research services provided by brokers broaden the scope and supplement the research activities of the Manager, by making available additional views for consideration and comparisons, and by enabling the Manager to obtain market information for the valuation of securities held in the Fund's portfolio or being considered for purchase. The Board of Trustees, including the "independent" Trustees of the Fund (those Trustees of the Fund who are not "interested persons" as defined in the Investment Company Act, and who have no direct or indirect financial interest in the operation of the advisory agreement or the Distribution Plans described below) annually reviews information furnished by the Manager as to the commissions paid to brokers furnishing such services so that the Board may ascertain whether the amount of such commissions was reasonably related to the value or benefit of such services.

        During the Fund's fiscal years ended September 30, 1992, 1993, and 1994, total brokerage commissions paid by the Fund (not including spreads or concessions on principal transactions on a net trade basis) were $2,082,406, $11,654,448, and $7,714,396, respectively. During the fiscal year ended September 30, 1994, $3,318,815 was paid to brokers as commissions in return for research services; the aggregate dollar amount of those transactions was $1,004,723,570. The transactions giving rise to those commissions were allocated in accordance with the Manager's internal allocation procedures.

Performance of the Fund

Total Return Information. As described in the Prospectus, from time to time the "average annual total return," "cumulative total return," "average annual total return at net asset value" and "total return at net asset value" of an investment in a class of shares of the Fund may be advertised. An explanation of how these total returns are calculated for each class and the components of those calculations is set forth below. No total return calculations are presented below for Class C shares because no shares of that class were publicly issued during the fiscal year ended September 30, 1994.

        The Fund's advertisements of its performance data must, under applicable rules of the Securities and Exchange Commission, include the average annual total returns for each class of shares of the Fund for the 1, 5, and 10-year periods (or the life of the class, if less) ending as of the most recently-ended calendar quarter prior to the publication of the advertisement. This enables an investor to compare the Fund's performance to the performance of other funds for the same periods. However, a number of factors should be considered before using such information as a basis for comparison with other investments. An investment in the Fund is not insured; its returns and share prices are not guaranteed and normally will fluctuate on a daily basis. When redeemed, an investor's shares may be worth more or less than their original cost. Returns for any given past period are not a prediction or representation by the Fund of future returns. The returns of each class of shares of the Fund are affected by portfolio quality, the type of investments the Fund holds and its operating expenses allocated to the particular class.

        - Average Annual Total Returns. The "average annual total return" of each class is an average annual compounded rate of return for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n") to achieve an Ending Redeemable Value ("ERV") of that investment, according to the following formula:

( ERV ) 1/n
(-----)     -1 = Average Annual Total Return
(  P  )

        - Cumulative Total Returns. The cumulative "total return" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period of years. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Cumulative total return is determined as follows:

ERV - P
------- = Total Return
   P

        In calculating total returns for Class A shares, the current maximum sales charge of 5.75% (as a percentage of the offering price) is deducted from the initial investment ("P") (unless the return is shown at net asset value, as described below). For Class B shares, the payment of the applicable contingent deferred sales charge (5.0% for the first year, 4.0% for the second year, 3.0% for the third and fourth years, 2.0% in the fifth year, 1.0% in the sixth year and none thereafter) is applied to the investment result for the period shown (unless the total return is shown at net asset value, as described below). For Class C shares, the payment of the 1.0% contingent deferred sales charge is applied to the investment result for the one-year period (or less). Total returns also assume that all dividends and capital gains distributions during the period are reinvested to buy additional shares at net asset value per share, and that the investment is redeemed at the end of the period. The "average annual total returns" on an investment in Class A shares of the Fund for the one, five and ten year periods ended September 30, 1994 were 12.34%, 9.55% and 17.07%, respectively. During a portion of the periods for which total returns are shown for Class A shares, the Fund's maximum initial sales charge rate was higher. As a result, performance of an actual investment during those periods would be less than the results shown. The cumulative "total return" on Class A shares for the ten year period ended September
30, 1994 was 383.41%. The cumulative total return on Class B shares for the period from August 17, 1993 (the commencement of the offering of the shares) through September 30, 1994 was 18.41%.

        - Total Returns at Net Asset Value. From time to time the Fund may also quote an average annual total return at net asset value or a cumulative total return at net asset value for Class A, Class B, or Class
C shares. Each is based on the difference in net asset value per share at the beginning and the end of the period for a hypothetical investment in that class of shares (without considering front-end or contingent deferred sales charges) and takes into consideration the reinvestment of dividends and capital gains distributions. The cumulative total return at net asset value of the Fund's Class A shares for the ten-year period ended September 30, 1994 was 412.90%. The average annual total returns at net asset value for the one, five and ten-year periods ended September 30, 1994, for Class A shares were 19.19%, 10.85% and 17.76%, respectively. The cumulative total return at net asset value on the Fund's Class B shares for the fiscal period from August 17, 1993 through September 30, 1994 was 22.41%.

        Total return information may be useful to investors in reviewing the performance of the Fund's Class A, Class B or Class C shares. However, when comparing total return of an investment in shares of the Fund with that of other alternatives, investors should understand that as the Fund is an aggressive equity fund seeking capital appreciation, its shares are subject to greater market risks and volatility than shares of funds having other investment objectives and that the Fund is designed for investors who are willing to accept greater risk of loss in the hopes of realizing greater gains.

Other Performance Comparisons. From time to time the Fund may publish the ranking of its Class A, Class B or Class C shares by Lipper Analytical Services, Inc. ("Lipper"), a widely-recognized independent mutual fund monitoring service. Lipper monitors the performance of regulated investment companies, including the Fund, and ranks their performance for various periods based on categories relating to investment objectives. The performance of the Fund's classes is ranked against (I) all other funds, (ii) all other "global" funds and (iii) all other "global" funds in a specific size category. The Lipper performance rankings are based on total returns that include the reinvestment of capital gain distributions and income dividends but do not take sales charges or taxes into consideration.

        From time to time the Fund may publish the ranking of the performance of its Class A, Class B or Class C shares by Morningstar, Inc., an independent mutual fund monitoring service that ranks mutual funds, including the Fund, monthly in broad investment categories (equity, taxable bond, municipal bond and hybrid) based on risk-adjusted investment return. Investment return measures a fund's three, five and ten-year average annual total returns (when available) in excess of 90-day U.S. Treasury bill returns after considering sales charges and expenses. Risk measures fund performance below 90-day U.S. Treasury bill monthly returns. Risk and investment return are combined to produce star rankings reflecting performance relative to the average fund in a fund's category. Five stars is the "highest" ranking (top 10%), four stars is "above average" (next 22.5%), three stars is "average" (next 35%), two stars is "below average" (next 22.5%) and one star is "lowest" (bottom 10%). Morningstar ranks the Class A, Class B and Class C shares of the Fund in relation to other equity funds. Rankings are subject to change.

        From time to time, the Fund may include in its advertisements and sales literature performance information about the Fund cited in other newspapers and periodicals, such as The New York Times, which may include performance quotations from other sources, including Lipper.

        The total return on an investment in the Fund's Class A, Class B or Class C shares may be compared with performance for the same period of the Morgan Stanley World Index, an unmanaged index of issuers on the stock exchanges of 20 foreign countries and the United States and widely recognized as a measure of global stock market performance. The performance of such Index includes a factor for the reinvestment of dividends but does not reflect expenses or taxes. The performance of the Fund's Class A, Class B or Class C shares may also be compared in publications to (I) the performance of various market indices or to other investments for which reliable performance data is available, and (ii) to averages, performance rankings or other benchmarks prepared by recognized mutual fund statistical services.

        From time to time, the Fund's Manager may publish rankings or ratings of the Manager (or Transfer Agent) or the investor services provided by them to shareholders of the Oppenheimer funds, other than performance rankings of the Oppenheimer funds themselves. Those ratings or rankings of shareholder/investor services by third parties may compare the Oppenheimer funds' services to those of other mutual fund families selected by the rating or ranking services and may be based upon the opinions of the rating or ranking service itself, based on its research or judgment, or based upon surveys of investors, brokers, shareholders or others.

Distribution and Service Plans

        The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B and Class C shares of the Fund under Rule 12b-1 of the Investment Company Act, pursuant to which the Fund makes payments to the Distributor in connection with the distribution and/or servicing of the shares of that class, as described in the Prospectus. Each Plan has been approved by a vote of (I) the Board of Trustees of the Fund, including a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on that Plan, and (ii) the holders of a "majority" (as defined in the Investment Company
Act) of the shares of each class. For the Distribution and Service Plans for Class B and Class C shares, that vote was cast by the Manager as the sole initial holder of Class B and Class C shares of the Fund.

        In addition, under the Plans the Manager and the Distributor, in their sole discretion, from time to time may use their own resources (which, in the case of the Manager, may include profits from the advisory fee it receives from the Fund) to make payments to brokers, dealers or other financial institutions (each is referred to as a "Recipient" under the Plans) for distribution and administrative services they perform, at no cost to the Fund. The Distributor and the Manager may, in their sole discretion, increase or decrease the amount of payments they make to Recipients from their own resources.

        Unless terminated as described below, each Plan continues in effect from year to year but only as long as its continuance is specifically approved at least annually by the Fund's Board of Trustees and its Independent Trustees by a vote cast in person at a meeting called for the purpose of voting on such continuance. Any Plan may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the Investment Company Act) of the outstanding shares of that class. None of the Plans may be amended to increase materially the amount of payments to be made unless such amendment is approved by shareholders of the class affected by the amendment. In addition, because Class B shares of the Fund automatically convert into Class A shares after six years, the Fund is required by an exemptive order issued by the Securities and Exchange Commission to obtain the approval of Class B as well as Class A shareholder for a proposed amendment to the Class A Plan that would materially increase the amount to be paid by Class A shares under the Class A Plan. Such approval must be by a "majority" of the Class A and Class B shares (as defined in the Investment Company Act), voting separately by class. All material amendments must be approved by the Independent Trustees.

        While the Plans are in effect, the Treasurer of the Fund shall provide separate written reports to the Fund's Board of Trustees at least quarterly on the amount of all payments made pursuant to each Plan, the purpose for which each payment was made and the identity of each Recipient that received any payment. The report for the Class B and Class C Plan shall also include the distribution costs for that quarter, and such costs for previous fiscal periods that have been carried forward, as explained in the Prospectus and below. Those reports, including the allocations on which they are based, will be subject to the review and approval of the Independent Trustees in the exercise of their fiduciary duty. Each Plan further provides that while it is in effect, the selection and nomination of those Trustees of the Fund who are not "interested persons" of the Fund is committed to the discretion of the Independent Trustees. This does not prevent the involvement of others in such selection and nomination if the final decision on selection or nomination is approved by a majority of the Independent Trustees.

        Under the Plans, no payment will be made to any Recipient in any quarter if the aggregate net asset value of all Fund shares held by the Recipient for itself and its customers, did not exceed a minimum amount, if any, that may be determined from time to time by a majority of the Fund's Independent Trustees. Initially, the Board of Trustees has set the fees at the maximum rate and set no minimum amount of the assets.

        For the fiscal year ended September 30, 1994, payments under the Plan for Class A shares totaled $3,004,364, all of which was paid by the Distributor to Recipients, including $147,794 paid to MML Investor
Services, Inc., an affiliate of the Distributor. Any unreimbursed expenses incurred by the Distributor with respect to Class A shares for any fiscal year may not be recovered in subsequent years. Payments received by the Distributor under the Plan for Class A shares will not be used to pay any interest expense, carrying charge, or other financial costs, or allocation of overhead by the Distributor.

        The Class B Plan and the Class C Plan allow the service fee payment to be paid by the Distributor to Recipients in advance for the first year such shares are outstanding, and thereafter on a quarterly basis, as described in the Prospectus. The advance payment is based on the net asset valued Class B and Class C shares sold. An exchange of shares does not entitle the Recipient to an advance service fee payment. In the event Class B or Class C shares are redeemed during the first year that the shares are outstanding, the Recipient will be obligated to repay a pro rata portion of the advance payment for those shares to the Distributor. Payments made under the Class B Plan during the fiscal year ended
September 30, 1994 totaled $886,625, all of which was paid by the Distributor to Recipients, including $286 paid to a dealer affiliated with the Distributor. Since no Class C shares were outstanding during the Fund's fiscal year ended September 30, no payments were made under the Class C Plan.

        Although the Class B and Class C Plans permit the Distributor to retain both the asset-based sales charges and the service fees on such shares, or to pay Recipients the service fee on a quarterly basis, without payment in advance, the Distributor presently intends to pay the service fee to Recipients in the manner described above. A minimum holding period may be established from time to time under the Class B Plan and the Class C Plan by the Board. Initially, the Board has set no minimum holding period. All payments under the Class B Plan and the Class C Plan are subject to the limitations imposed by the Rules of Fair Practice of the National Association of Securities Dealers, Inc., on payments of asset-based sales charges and service fees.

        Asset-based sales charge payments are designed to permit an investor to purchase shares of the Fund without the assessment of a front-end sales load and at the same time permit the Distributor to compensate brokers and dealers in connection with the sale of Class B and Class C shares of the Fund. The Distributor's actual distribution expenses for any given year may exceed the aggregate of payments received pursuant to the Class B Plan and Class C Plan and from contingent deferred sales charges, and such expenses will be carried forward and paid in future years. The Fund will be charged only for interest expenses, carrying charges or other financial costs that are directly related to the carry-forward of actual distribution expenses. For example, if the Distributor incurred distribution expenses of $4 million in a given fiscal year, of which $2,000,000 was recovered in the form of contingent deferred sales charges paid by investors and $1,600,000 was reimbursed in the form of payments made by the Fund to the Distributor under the Class B Plan, the balance of $400,000 (plus interest) would be subject to recovery in future fiscal years from such sources.

        The Class B and Class C Plans provide for the distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund during that period. Such payments are made in recognition that the Distributor (I) pays sales commissions to authorized brokers and dealers at the time of sale and pays service fees as described in the Prospectus, (ii) may finance such commissions and/or the advance of the service fee payment to Recipients under those Plans, or may provide such financing from its own resources, or from an affiliate, (iii) employs personnel to support distribution of shares, and (iv) may bear the costs of sales literature, advertising and prospectuses (other than those furnished to current shareholders), state "blue sky" registration fees and certain other distribution expenses.


ABOUT YOUR ACCOUNT

How To Buy Shares

Alternative Sales Arrangements - Class A, Class B and Class C Shares. The availability of three classes of shares permits an investor to choose the method of purchasing shares that is more beneficial to the investor depending on the amount of the purchase, the length of time the investor expects to hold shares and other relevant circumstances. Investors should understand that the purpose and function of the deferred sales charge and asset-based sales charge with respect to Class B and Class C shares are the same as those of the initial sales charge with respect to Class A shares. Any salesperson or other person entitled to receive compensation for selling Fund shares may receive different compensation with respect to one class of shares than the other. The Distributor normally will not accept any order for $500,000 or more of Class B shares or $1 million or more of Class C shares on behalf of a single investor (not including dealer "street name" or omnibus accounts) because generally it will be more advantageous for that investor to purchase Class A shares of the Fund instead.

        The three classes of shares each represent an interest in the same portfolio investments of the Fund. However, each class has different shareholder privileges and features. The net income attributable to Class B and Class C shares and the dividends payable on such shares will be reduced by incremental expenses borne solely by those classes, including the asset-based sales charge to which both classes of shares are subject.

        The conversion of Class B shares to Class A shares after six years is subject to the continuing availability of a private letter ruling from the Internal Revenue Service, or an opinion of counsel or tax adviser, to the effect that the conversion of B shares does not constitute a taxable event for the holder under Federal income tax law. If such a revenue ruling or opinion is no longer available, the automatic conversion feature may be suspended, in which event no further conversions of Class B shares would occur while such suspension remained in effect. Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the holder, and absent such exchange, Class B shares might continue to be subject to the asset-based sales charge for longer than six years.

        The methodology for calculating the net asset value, dividends and distributions of the Fund's Class A, Class B and Class C shares recognizes two types of expenses. General expenses that do not pertain specifically to either class are allocated pro rata to the shares of each class, based on the percentage of the net assets of such class to the Fund's total assets, and then equally to each outstanding share within a given class. Such general expenses include (I) management fees, (ii) legal, bookkeeping and audit fees, (iii) printing and mailing costs of shareholder reports, Prospectuses, Statements of Additional Information and other materials for current shareholders, (iv) fees to Independent Trustees, (v) custodian expenses, (vi) share issuance costs, (vii) organization and start-up costs, (viii) interest, taxes and brokerage commissions, and (ix) non-recurring expenses, such as litigation costs. Other expenses that are directly attributable to a class are allocated equally to each outstanding share within that class. Such expenses include (I) Distribution Plan fees, (ii) incremental transfer and shareholder servicing agent fees and expenses, (iii) registration fees and (iv) shareholder meeting expenses, to the extent that such expenses pertain to a specific class rather than to the Fund as a whole.

Determination of Net Asset Values Per Share. The net asset values per share of Class A, Class B and Class C shares of the Fund are determined as of the close of business of The New York Stock Exchange (the "NYSE") on each day that the NYSE is open, by dividing the value of the Fund's net assets attributable to that class by the number of shares of that class that are outstanding. The NYSE normally closes at 4:00 P.M. New York time, but may close earlier on some days (for example, in case of weather emergencies or on days falling before a holiday). The NYSE's most recent annual announcement (which is subject to change) states that it will close on New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. It may also close on other days. The Fund may invest a substantial portion of its assets in foreign securities primarily listed on foreign exchanges which may trade on Saturdays or customary U.S. business holidays on which the NYSE is closed. Because the Fund's net asset value will not be calculated on those days, the Fund's net asset values per share of Class A, Class B and Class C shares of the Fund may be significantly affected at times when shareholders cannot purchase or redeem shares.

        The Fund's Board of Trustees has established procedures for the valuation of the Fund's securities, generally as follows: (I) equity securities traded on a securities exchange or on the NASDAQ National Market System ("NASDAQ") are valued at the last reported sale prices on their primary exchange or NASDAQ that day (or, in the absence of sales that day, at values based on the last sale prices of the preceding trading day, or closing bid and asked prices); (ii) securities actively traded on a foreign securities exchange are valued at the last sales price available to the pricing service approved by the Fund's Board of Trustees or to the Manager as reported by the principal exchange on which the security is traded; (iii) unlisted foreign securities or listed foreign securities not actively traded are valued as in (I) above, if available, or at the mean between "bid" and "asked" prices obtained from active market makers in the security on the basis of reasonable inquiry; (iv) long-term debt securities having a remaining maturity in excess of 60 days are valued at the mean between the "bid" and "asked" prices determined by a portfolio pricing service approved by the Fund's Board of Trustees or obtained from active market makers in the security on the basis of reasonable inquiry;
(v) debt instruments having a maturity of more than one year when issued, and non-money market type instruments having a maturity of one year or less when issued, which have a remaining maturity of 60 days or less are valued at the mean between "bid" and "asked" prices determined by a pricing service approved by the Fund's Board of Trustees or obtained from active market makers in the security on the basis of reasonable inquiry;
(vi) money market-type debt securities having a maturity of less than one year when issued that having a remaining maturity of 60 days or less are valued at cost, adjusted for amortization of premiums and accretion of discounts; and (vii) securities (including restricted securities) not having readily-available market quotations are valued at fair value under the Board's procedures.

        In the case of U.S. Government Securities, mortgage-backed securities, foreign securities and corporate bonds, when last sale information is not generally available, such pricing procedures may include "matrix" comparisons to the prices for comparable instruments on the basis of quality, yield, maturity and other special factors involved. The Fund's Board of Trustees has authorized the Management to employ a pricing service to price U.S. Government Securities, mortgage-backed securities, foreign government securities and corporate bonds. The Trustees will monitor the accuracy of such pricing services by comparing prices used for portfolio evaluation to actual sales prices of selected securities.

        Trading in securities on European and Asian exchanges and over-the-counter markets is normally completed before the close of the NYSE.
Events affecting the values of foreign securities traded in stock markets that occur between the time their prices are determined and the close of the NYSE will not be reflected in the Fund's calculation of net asset value unless the Board of Trustees or the Manager, under procedures established by the Board of Trustees, determines that the particular event would materially affect the Fund's net asset value, in which case an adjustment would be made. Foreign currency will be valued as close to the time fixed for the valuation date as is reasonably practicable. The values of securities denominated in foreign currency will be converted to U.S. dollars at the prevailing rates of exchange at the time of valuation.


        Puts, calls and Futures are valued at the last sales price on the principal exchange on which they are traded, or on NASDAQ, as applicable, or, if there are no sales that day, in accordance with (I), above.
Forward currency contracts are valued at the closing price on the London foreign exchange market. When the Fund writes an option, an amount equal to the premium received by the Fund is included in the Fund's Statement of Assets and Liabilities as an asset, and an equivalent deferred credit is included in the liability section. The deferred credit is "marked-to-market" to reflect the current market value of the option. In determining the Fund's gain on investments, if a call written by the Fund is exercised, the proceeds are increased by the premium received. If a call or put written by the Fund expires, the Fund has a gain in the amount of the premium; if the Fund enters into a closing purchase transaction, it will have a gain or loss depending on whether the premium received was more or less than the cost of the closing transaction. If the Fund exercises a put it holds, the amount the Fund receives on its sale of the underlying investment is reduced by the amount of premium paid by the Fund.

AccountLink. When shares are purchased through AccountLink, each purchase must be at least $25.00. Shares will be purchased on the regular business day the Distributor is instructed to initiate the Automated Clearing House ("ACH") transfer to buy the shares. Dividends will begin to accrue on such shares on the day the Fund receives Federal Funds for such purchase through the ACH system before the close of the NYSE that day, which is normally three days after the ACH transfer is initiated. The Distributor and the Fund are not responsible for any delays. If the Federal Funds are received after the close of the NYSE, dividends will begin to accrue on the next regular business day after such Federal Funds are received.

Reduced Sales Charges. As discussed in the Prospectus, a reduced sales charge rate may be obtained for Class A shares under Right of Accumulation and Letters of Intent because of the economies of sales efforts and reduction in expenses realized by the Distributor, dealers and brokers making such sales. No sales charge is imposed in certain other circumstances described in the Prospectus because the Distributor incurs little or no selling expenses. The term "immediate family" refers to one's spouse, children, grandchildren, grandparents, parents, parents-in-law, brothers and sisters, sons- and daughters-in-law, a sibling's spouse and a spouse's siblings.

        - The Oppenheimer Funds. The Oppenheimer funds are those mutual funds for which the Distributor acts as the distributor or the sub-distributor and include the following:

Oppenheimer Tax-Free Bond Fund
Oppenheimer New York Tax-Exempt Fund
Oppenheimer California Tax-Exempt Fund
Oppenheimer Intermediate Tax-Exempt Fund
Oppenheimer Insured Tax-Exempt Fund
Oppenheimer Main Street California Tax-Exempt Fund
Oppenheimer Florida Tax-Exempt Fund
Oppenheimer Pennsylvania Tax-Exempt Fund
Oppenheimer New Jersey Tax-Exempt Fund
Oppenheimer Fund
Oppenheimer Discovery Fund
Oppenheimer Target Fund
Oppenheimer Growth Fund
Oppenheimer Equity Income Fund
Oppenheimer Value Stock Fund
Oppenheimer Asset Allocation Fund
Oppenheimer Total Return Fund, Inc.
Oppenheimer Main Street Income & Growth Fund
Oppenheimer New Enterprises Fund
Oppenheimer High Yield Fund
Oppenheimer Champion Income Fund
Oppenheimer Bond Fund
Oppenheimer U.S. Government Trust
Oppenheimer Limited-Term Government Fund
Oppenheimer Global Fund
Oppenheimer Global Emerging Growth Fund
Oppenheimer Global Growth & Income Fund
Oppenheimer Gold & Special Minerals Fund
Oppenheimer Strategic Income Fund
Oppenheimer Investment Grade Bond Fund
Oppenheimer Strategic Income & Growth Fund
Oppenheimer International Bond Fund

and the following "Money Market Funds":

Oppenheimer Money Market Fund, Inc.
Oppenheimer Cash Reserves
Centennial Money Market Trust
Centennial Tax Exempt Trust
Centennial Government Trust
Centennial New York Tax Exempt Trust
Centennial California Tax Exempt Trust
Centennial America Fund, L.P.
Daily Cash Accumulation Fund, Inc.

        There is an initial sales charge on the purchase of Class A shares of each of the Oppenheimer funds except Money Market Funds (under certain circumstances described herein, redemption proceeds of Money Market Fund shares may be subject to a contingent deferred sales charge).

     Letters of Intent. A Letter of Intent (referred to as a "Letter") is an investor's statement in writing to the Distributor of the intention to purchase Class A shares or Class A and Class B shares of the Fund (and other Oppenheimer funds) during a 13-month period (the "Letter of Intent period"), which may, at the investor's request, include purchases made up to 90 days prior to the date of the Letter. The Letter states the investor's intention to make the aggregate amount of purchases of shares which, when added to the investor's holdings of shares of those funds, will equal or exceed the amount specified in the Letter. Purchases made by reinvestment of dividends or distributions of capital gains and purchases made at net asset value without sales charge do not count toward satisfying the amount of the Letter. A Letter enables an investor to count the Class A and Class B shares purchased under the Letter to obtain the reduced sales charge rate on purchases of Class A shares of the Fund (and other Oppenheimer funds) that applies under the Right of Accumulation to current purchases of Class A shares. Each purchase of Class A shares under the Letter will be made at the public offering price applicable to a single lump-sum purchase of shares in the amount intended to be purchased as described in the Prospectus.

     In submitting a Letter, the investor makes no commitment to purchase shares, but if the investor's purchases of shares within the Letter of Intent period, when added to the value (at offering price) of the investor's holdings of shares on the last day of that period, do not equal or exceed the intended purchase amount, the investor agrees to pay the additional amount of sales charge applicable to such purchases, as set forth in "Terms of Escrow," below (as those terms may be amended from time to time). The investor agrees that shares equal in value to 5% of the intended purchase amount will be held in escrow by the Transfer Agent subject to the Terms of Escrow. Also, the investor agrees to be bound by the terms of the Prospectus, this Statement of Additional Information and the Application used for such Letter of Intent, and if such terms are amended, as they may be from time to time by the Fund, that those amendments will apply automatically to existing Letters of Intent.

     For purchases of shares of the Fund and other Oppenheimer funds by OppenheimerFunds prototype 401(k) plans under a Letter of Intent, the Transfer Agent will not hold shares in escrow. If the intended purchases amount under the Letter entered into by an OppenheimerFunds prototype 401(k) plan is not purchased by the plan by the end of the Letter of Intent period, there will be no adjustment of commission paid to the broker-dealer or financial institution of record for accounts held in the name of that plan.

     If the total eligible purchases made during the Letter of Intent period do not equal or exceed the intended purchase amount, the commissions previously paid to the dealer of record for the account and the amount of sales charge retained by the Distributor will be adjusted to the rates applicable to actual purchases. If total eligible purchases during the Letter of Intent period exceed the intended purchase amount and exceed the amount needed to qualify for the next sales charge rate reduction set forth in the applicable prospectus, the sales charges paid will be adjusted to the lower rate, but only if and when the dealer returns to the Distributor the excess of the amount of commissions allowed or paid to the dealer over the amount of commissions that apply to the actual amount of purchases. The excess commissions returned to the Distributor will be used to purchase additional shares for the investor's account at the net asset value per share in effect on the date of such purchase, promptly after the Distributor's receipt thereof.

     In determining the total amount of purchases made under a Letter, shares redeemed by the investor prior to the termination of the Letter of Intent period will be deducted. It is the responsibility of the dealer of record and/or the investor to advise the Distributor about the Letter in placing any purchase orders for the investor during the Letter of Intent period. All of such purchases must be made through the Distributor.

     -    Terms of Escrow That Apply to Letters of Intent.

     1. Out of the initial purchase (or subsequent purchases if necessary) made pursuant to a Letter, shares of the Fund equal in value to 5% of the intended purchase amount specified in the Letter shall be held in escrow by the Transfer Agent. For example, if the intended purchase amount is $50,000, the escrow shall be shares valued in the amount of $2,500 (computed at the public offering price adjusted for a $50,000 purchase). Any dividends and capital gains distributions on the escrowed shares will be credited to the investor's account.

     2. If the intended purchase amount specified under the Letter is completed within the thirteen-month Letter of Intent period, the escrowed shares will be promptly released to the investor.

     3. If, at the end of the thirteen-month Letter of Intent period the total purchases pursuant to the Letter are less than the intended purchase amount specified in the Letter, the investor must remit to the Distributor an amount equal to the difference between the dollar amount of sales charges actually paid and the amount of sales charges which would have been paid if the total amount purchased had been made at a single time. Such sales charge adjustment will apply to any shares redeemed prior to the completion of the Letter. If such difference in sales charges is not paid within twenty days after a request from the Distributor or the dealer, the Distributor will, within sixty days of the expiration of the Letter, redeem the number of escrowed shares necessary to realize such difference in sales charges. Full and fractional shares remaining after such redemption will be released from escrow. If a request is received to redeem escrowed shares prior to the payment of such additional sales charge, the sales charge will be withheld from the redemption proceeds.

     4. By signing the Letter, the investor irrevocably constitutes and appoints the Transfer Agent as attorney-in-fact to surrender for redemption any or all escrowed shares.

     5. The shares eligible for purchase under the Letter (or the holding of which may be counted toward completion of a Letter) include (a) Class
A shares sold with a front-end sales charge or subject to a Class A contingent deferred sales charge, (b) Class B shares acquired subject to a contingent deferred sales charge, and (c) Class A or B shares acquired by reinvestment of dividends and distributions or acquired in exchange for either (I) Class A shares of one of the other Oppenheimer funds that were acquired subject to a Class A initial or contingent deferred sales charge or (ii) Class B shares of one of the other Oppenheimer funds that were acquired subject to a contingent deferred sales charge.

     6. Shares held in escrow hereunder will automatically be exchanged for shares of another fund to which an exchange is requested, as described in the section of the Prospectus entitled "Exchange Privilege," and the escrow will be transferred to that other fund.

    Asset Builder Plans. To establish an Asset Builder Plan from a bank account, a check (minimum $25) for the initial purchase must accompany the application. Shares purchased by Asset Builder Plan payments from bank accounts are subject to the redemption restrictions for recent purchases described in "How To Sell Shares," in the Prospectus. Asset Builder Plans also enable shareholders of Oppenheimer Cash Reserves to use those accounts for monthly automatic purchases of shares of up to four other Oppenheimer funds.

     There is a front-end sales charge on the purchase of certain Oppenheimer funds, or a contingent deferred sales charge may apply to shares purchased by Asset Builder payments. An application should be obtained from the Distributor, completed and returned, and a prospectus of the selected fund(s) should be obtained from the Distributor or your financial advisor before initiating Asset Builder payments. The amount of the Asset Builder investment may be changed or the automatic investments may be terminated at any time by writing to the Transfer Agent. A reasonable period (approximately 15 days) is required after the Transfer Agent's receipt of such instructions to implement them. The Fund reserves the right to amend, suspend, or discontinue offering such plans at any time without prior notice.

Cancellation of Purchase Orders. Cancellation of purchase orders for the Fund's shares (for example, when a purchase check is returned to the Fund unpaid) causes a loss to be incurred when the net asset value of the Fund's shares on the cancellation date is less than on the purchase date. That loss is equal to the amount of the decline in the net asset value per share multiplied by the number of shares in the purchase order. The investor is responsible for that loss. If the investor fails to compensate the Fund for the loss, the Distributor will do so. The Fund may reimburse the Distributor for that amount by redeeming shares from any account registered in that investor's name, or the Fund or the Distributor may seek other redress.

How to Sell Shares

     Information on how to sell shares of the Fund is stated in the Prospectus. The information below supplements the terms and conditions for redemptions set forth in the Prospectus.

     - Involuntary Redemptions. The Fund's Board of Trustees has the right to cause the involuntary redemption of the shares held in any account if the aggregate net asset value of those shares is less than $500 or such lesser amount as the Board may fix. The Board of Trustees will not cause the involuntary redemption of shares in an account if the aggregate net asset value of the shares has fallen below the stated minimum solely as a result of market fluctuations. Should the Board elect to exercise this right, it may also fix, in accordance with the Investment Company Act, the requirements for any notice to be given to the shareholders in question
(not less than 30 days), or the Board may set requirements for granting permission to the Shareholder to increase the investment, and set other terms and conditions so that the shares would not be involuntarily redeemed.

     - Payments "In Kind". The Prospectus states that payment for shares tendered for redemption is ordinarily made in cash. However, the Board of Trustees of the Fund may determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment of a redemption order wholly or partly in cash. In that case the Fund may pay the redemption proceeds in whole or in part by a distribution "in kind" of securities from the portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the Securities and Exchange Commission. The Fund has elected to be governed by Rule 18f-1 under the Investment Company Act, pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the Fund during any 90-day period for any one shareholder. If shares are redeemed in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. The method of valuing securities used to make redemptions in kind will be the same as the method the Fund uses to value its portfolio securities described above under the "Determination of Net Asset Values Per Share" and that valuation will be made as of the time the redemption price is determined.

    Reinvestment Privilege. Within six months of a redemption, a shareholder may reinvest all or part of the redemption proceeds of (I) Class A shares that you purchased subject to an initial sales charge, or
(ii) Class B shares on which you paid a contingent deferred sales charge when you redeemed them, without sales charge. This privilege does not apply to Class C shares. The reinvestment may be made without sales charge only in Class A shares of the Fund or any of the other Oppenheimer funds into which shares of the Fund are exchangeable as described below, at the net asset value next computed after the Transfer Agent receives the reinvestment order. The shareholder must ask the Distributor for that privilege at the time of reinvestment. Any capital gain that was realized when the shares were redeemed is taxable, and reinvestment will not alter any capital gains tax payable on that gain. If there has been a capital loss on the redemption, some or all of the loss may not be tax deductible, depending on the timing and amount of the reinvestment. Under the Internal Revenue Code, if the redemption proceeds of Fund shares on which a sales charge was paid are reinvested in shares of the Fund or another of the Oppenheimer funds within 90 days of payment of the sales charge, the shareholder's basis in the shares of the Fund that were redeemed may not include the amount of the sales charge paid. That would reduce the loss or increase the gain recognized from the redemption. However, in that case the sales charge would be added to the basis of the shares acquired by the reinvestment of the redemption proceeds. The Fund may amend, suspend or cease offering this reinvestment privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation.

Transfers of Shares. Shares are not subject to the payment of a contingent deferred sales charge of either class at the time of transfer to the name of another person or entity (whether the transfer occurs by absolute assignment, gift or bequest, not involving, directly or indirectly, a public sale). The transferred shares will remain subject to the contingent deferred sales charge, calculated as if the transferee shareholder had acquired the transferred shares in the same manner and at the same time as the transferring shareholder. If less than all shares held in an account are transferred, and some but not all shares in the account would be subject to a contingent deferred sales charge if redeemed at the time of transfer, the priorities described in the Prospectus under "How to Buy Shares" for the imposition of the Class B or the Class C contingent deferred sales charge will be followed in determining the order in which shares are transferred.

Distributions From Retirement Plans. Requests for distributions from OppenheimerFunds-sponsored IRAs, 403(b)(7) custodial plans, 401(k) plans, or pension or profit-sharing plans should be addressed to "Trustee, Oppenheimer funds Retirement Plans," c/o the Transfer Agent at its address listed in "How To Sell Shares" in the Prospectus or on the back cover of this Statement of Additional Information. The request must: (I) state the reason for the distribution; (ii) state the owner's awareness of tax penalties if the distribution is premature; and (iii) conform to the requirements of the plan and the Fund's other redemption requirements. Participants (other than self-employed persons maintaining a plan account in their own name) in OppenheimerFunds-sponsored prototype pension, profit-sharing plans or 401(k) plans may not directly redeem or exchange shares held for their accounts under those plans. The employer or plan administrator must sign the request. Distributions from pension and profit sharing plans are subject to special requirements under the Internal Revenue Code and certain documents (available from the Transfer Agent) must be completed before the distribution may be made. Distributions from retirement plans are subject to withholding requirements under the Internal Revenue Code, and IRS Form W-4P (available from the Transfer Agent) must be submitted to the Transfer Agent with the distribution request, or the distribution may be delayed. Unless the shareholder has provided the Transfer Agent with a certified tax identification number, the Internal Revenue Code requires that tax be withheld from any distribution even if the shareholder elects not to have tax withheld. The Fund, the Manager, the Distributor, the Trustee and the Transfer Agent assume no responsibility to determine whether a distribution satisfies the conditions of applicable tax laws and will not be responsible for any tax penalties assessed in connection with a distribution.

Special Arrangements for Repurchase of Shares from Dealers and Brokers. The Distributor is the Fund's agent to repurchase its shares from authorized dealers or brokers. The repurchase price per share will be the net asset value next computed after the Distributor receives the order placed by the dealer or broker, except that if the Distributor receives a repurchase order from a dealer or broker after the close of The New York Stock Exchange on a regular business day, it will be processed at that day's net asset value if the order was received by the dealer or broker from its customers prior to the time the Exchange closed (normally that is 4:00 P.M., but may be earlier some days) and the order was transmitted to and received by the Distributor prior to its close of business that day (normally 5:00 P.M.). Ordinarily, for accounts redeemed by a broker-dealer under this procedure, payment will be made within three business days after the shares have been redeemed upon the Distributor's receipt of the required redemption documents in proper form, with the signature(s) of the registered owners guaranteed on the redemption document as described in the Prospectus.

Automatic Withdrawal and Exchange Plans. Investors owning shares of the Fund valued at $5,000 or more can authorize the Transfer Agent to redeem shares (minimum $50) automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Withdrawal Plan. Shares will be redeemed three business days prior to the date requested by the shareholder for receipt of the payment. Automatic withdrawals of up to $1,500 per month may be requested by telephone if payments are to be made by check payable to all shareholders of record and sent to the address of record for the account (and if the address has not been changed within the prior 30 days). Required minimum distributions from OppenheimerFunds-sponsored retirement plans may not be arranged on this basis. Payments are normally made by check, but shareholders having AccountLink privileges (see "How To Buy Shares") may arrange to have Automatic Withdrawal Plan payments transferred to the bank account designated on the OppenheimerFunds New Account Application or signature-guaranteed instructions. The Fund cannot guarantee receipt of a payment on the date requested and reserves the right to amend, suspend or discontinue offering such plans at any time without prior notice. Because of the sales charge assessed on Class A share purchases, shareholders should not make regular additional Class A share purchases while participating in an Automatic Withdrawal Plan. Class B and Class C shareholders should not establish withdrawal plans, because of the imposition of the contingent deferred sales charge on such withdrawals (except where the Class B or the Class
C contingent deferred sales charge is waived as described in the Prospectus in "Waivers of Class B and Class C Sales Charges").

     By requesting an Automatic Withdrawal or Exchange Plan, the shareholder agrees to the terms and conditions applicable to such plans, as stated below and in the provisions of the OppenheimerFunds Application relating to such Plans, as well as the Prospectus. These provisions may be amended from time to time by the Fund and/or the Distributor. When adopted, such amendments will automatically apply to existing Plans.

     - Automatic Exchange Plans. Shareholders can authorize the Transfer Agent (on the OppenheimerFunds Application or signature-guaranteed instructions) to exchange a pre-determined amount of shares of the Fund for shares (of the same class) of other Oppenheimer funds automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum amount that may be exchanged to each other fund account is $25. Exchanges made under these plans are subject to the restrictions that apply to exchanges as set forth in "How to Exchange Shares" in the Prospectus and below in this Statement of Additional Information.

     - Automatic Withdrawal Plans. Fund shares will be redeemed as necessary to meet withdrawal payments. Shares acquired without a sales charge will be redeemed first and shares acquired with reinvested dividends and capital gains distributions will be redeemed next, followed by shares acquired with a sales charge, to the extent necessary to make withdrawal payments. Depending upon the amount withdrawn, the investor's principal may be depleted. Payments made under withdrawal plans should not be considered as a yield or income on your investment.

     The Transfer Agent will administer the investor's Automatic Withdrawal Plan (the "Plan") as agent for the investor (the "Planholder") who executed the Plan authorization and application submitted to the Transfer Agent. Neither the Fund nor the Transfer Agent shall incur any liability to the Planholder for any action taken or omitted by the Transfer Agent in good faith to administer the Plan. Certificates will not be issued for shares of the Fund purchased for and held under the Plan, but the Transfer Agent will credit all such shares to the account of the Planholder on the records of the Fund. Any share certificates held by a Planholder may be surrendered unendorsed to the Transfer Agent with the Plan application so that the shares represented by the certificate may be held under the Plan.

     For accounts subject to Automatic Withdrawal Plans, distributions of capital gains must be reinvested in shares of the Fund, which will be done at net asset value without a sales charge. Dividends on shares held in the account may be paid in cash or reinvested.

     Redemptions of shares needed to make withdrawal payments will be made at the net asset value per share determined on the redemption date.
Checks or AccountLink payments of the proceeds of Plan withdrawals will normally be transmitted three business days prior to the date selected for receipt of the payment (receipt of payment on the date selected cannot be guaranteed), according to the choice specified in writing by the Planholder.

     The amount and the interval of disbursement payments and the address to which checks are to be mailed or AccountLink payments are to be sent may be changed at any time by the Planholder by writing to the Transfer Agent. The Planholder should allow at least two weeks' time in mailing such notification for the requested change to be put in effect. The Planholder may, at any time, instruct the Transfer Agent by written notice (in proper form in accordance with the requirements of the then-current Prospectus of the Fund) to redeem all, or any part of, the shares held under the Plan. In that case, the Transfer Agent will redeem the number of shares requested at the net asset value per share in effect in accordance with the Fund's usual redemption procedures and will mail a check for the proceeds to the Planholder.

     The Plan may be terminated at any time by the Planholder by writing to the Transfer Agent. A Plan may also be terminated at any time by the Transfer Agent upon receiving directions to that effect from the Fund.
The Transfer Agent will also terminate a Plan upon receipt of evidence satisfactory to it of the death or legal incapacity of the Planholder.
Upon termination of a Plan by the Transfer Agent or the Fund, shares that have not been redeemed from the account will be held in uncertificated form in the name of the Planholder, and the account will continue as a dividend-reinvestment, uncertificated account unless and until proper instructions are received from the Planholder or his or her executor or guardian, or other authorized person.

     To use Class A shares held under the Plan as collateral for a debt, the Planholder may request issuance of a portion of the Class A shares in certificated form. Share certificates are not issued for Class B shares or Class C shares. Upon written request from the Planholder, the Transfer Agent will determine the number of Class A shares for which a certificate may be issued without causing the withdrawal checks to stop because of exhaustion of uncertificated shares needed to continue payments. However, should such uncertificated shares become exhausted, Plan withdrawals will terminate.

     If the Transfer Agent ceases to act as transfer agent for the Fund, the Planholder will be deemed to have appointed any successor transfer agent to act as agent in administering the Plan.

How To Exchange Shares

     As stated in the Prospectus, shares of a particular class of Oppenheimer funds having more than one class of shares may be exchanged only for shares of the same class of other Oppenheimer funds. Shares of the Oppenheimer funds that have a single class without a class designation are deemed "Class A" shares for this purpose. All Oppenheimer funds offer Class A shares, but certain other Oppenheimer funds do not presently offer either or both of Class B or Class C shares. A list showing which funds offer which class can be obtained by calling the Distributor at 1-800-525-7048.



     Class A shares of Oppenheimer funds may be exchanged at net asset value for shares of any Money Market Fund. Shares of any Money Market Fund purchased without a sales charge may be exchanged for shares of Oppenheimer funds offered with a sales charge upon payment of the sales charge (or, if applicable, may be used to purchase shares of Oppenheimer funds subject to a contingent deferred sales charge). However, shares of Oppenheimer Money Market Fund, Inc., purchased with the redemption proceeds of shares of other mutual funds (other than funds managed by the Manager or its subsidiaries) redeemed within the 12 months prior to that purchase may subsequently be exchanged for shares of other Oppenheimer funds without being subject to an initial or contingent deferred sales charge, whichever is applicable. To qualify for this privilege, the investor or the investor's dealer must notify the Distributor of eligibility for this privilege at the time the shares of Oppenheimer Money Market Fund, Inc., are purchased, and, if requested, must supply proof of entitlement to this privilege. However, if the Distributor receives, at the time of purchase, notice that shares of Oppenheimer Money Market Fund, Inc. are being purchased with the redemption proceeds of shares of other mutual funds (other than other money market funds) that are not part of the Oppenheimer funds family, those shares of Oppenheimer Money Market Fund, Inc. may be exchanged for shares of other Oppenheimer funds at net asset value without paying a sales charge.

     Shares of this Fund acquired by reinvestment of dividends or distributions from any other of the Oppenheimer funds or from any unit investment trust for which reinvestment arrangements have been made with the Distributor may be exchanged at net asset value for shares of any of the Oppenheimer funds. No contingent deferred sales charge is imposed on exchanges of shares of either class purchased subject to a contingent deferred sales charge. However, when Class A shares acquired by exchange of Class A shares of other Oppenheimer funds purchased subject to a Class A contingent deferred sales charge are redeemed within 18 months of the end of the calendar month of the initial purchase of the exchanged Class A shares, the Class A contingent deferred sales charge is imposed on the redeemed shares (see "Class A Contingent Deferred Sales Charge" in the Prospectus). The Class B contingent deferred sales charge is imposed on Class B shares acquired by exchange if they are redeemed within 6 years of the initial purchase of the exchanged Class B shares. The Class C contingent deferred sales charge is imposed on Class C shares acquired by exchange if they are redeemed within 12 months of the initial purchase of the exchanged Class C shares.

     When Class B shares or Class C shares are redeemed to effect an exchange, the priorities described in "How To Buy Shares" in the Prospectus for the imposition of the Class B or the Class C contingent deferred sales charge will be followed in determining the order in which the shares are exchanged. Shareholders should take into account the effect of any exchange on the applicability and rate of any contingent deferred sales charge that might be imposed in the subsequent redemption of remaining shares. Shareholders owning shares of more than one class must specify whether they intend to exchange Class A, Class B or Class C shares.

     The Fund reserves the right to reject telephone or written exchange requests submitted in bulk by anyone on behalf of 10 or more accounts. The Fund may accept requests for exchanges of up to 50 accounts per day from representatives of authorized dealers that qualify for this privilege. In connection with any exchange request, the number of shares exchanged may be less than the number requested if the exchange or the number requested would include shares subject to a restriction cited in the Prospectus or this Statement of Additional Information or would include shares covered by a share certificate that is not tendered with the request. In those cases, only the shares available for exchange without restriction will be exchanged.

     When exchanging shares by telephone, a shareholder must either have an existing account in, or obtain and acknowledge receipt of a prospectus of, the fund to which the exchange is to be made. For full or partial exchanges of an account made by telephone, any special account features such as Asset Builder Plans, Automatic Withdrawal Plans, and retirement plan contributions will be switched to the new account unless the Transfer Agent is instructed otherwise. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations), shareholders might not be able to request exchanges by telephone and would have to submit written exchange requests.

     Shares to be exchanged are redeemed on the regular business day the Transfer Agent receives an exchange request in proper form (the "Redemption Date"). Normally, shares of the fund to be acquired are purchased on the Redemption Date, but such purchases may be delayed by either fund up to five business days if it determines that it would be disadvantaged by an immediate transfer of the redemption proceeds. The Fund reserves the right, in its discretion, to refuse any exchange request that may disadvantage it (for example, if the receipt of multiple exchange requests from a dealer might require the disposition of portfolio securities at a time or at a price that might be disadvantageous to the
Fund).

     The different Oppenheimer funds available for exchange have different investment objectives, policies and risks, and a shareholder should assure that the Fund selected is appropriate for his or her investment and should be aware of the tax consequences of an exchange. For federal income tax purposes, an exchange transaction is treated as a redemption of shares of one fund and a purchase of shares of another. "Reinvestment Privilege," above, discusses some of the tax consequences of reinvestment of redemption proceeds in such cases. The Fund, the Distributor, and the Transfer Agent are unable to provide investment, tax or legal advice to a shareholder in connection with an exchange request or any other investment transaction.


Dividends, Capital Gains and Taxes

Tax Status of the Fund's Dividends and Distributions. The Federal tax treatment of the Fund's dividends and capital gains distributions is explained in the Prospectus under the caption "Dividends, Capital Gains and Taxes." Special provisions of the Internal Revenue Code govern the eligibility of the Fund's dividends for the dividends-received deduction for corporate shareholders. Long-term capital gains distributions are not eligible for the deduction. In addition, the amount of dividends paid by the Fund which may qualify for the deduction is limited to the aggregate amount of qualifying dividends that the Fund derives from its portfolio investments that the Fund has held for a minimum period, usually 46 days. A corporate shareholder will not be eligible for the deduction on dividends paid on Fund shares held for 45 days or less. To the extent the Fund's dividends are derived from gross income from option premiums, interest income or short-term gains from the sale of securities or dividends from foreign corporations, those dividends will not qualify for the deduction.

     Under the Internal Revenue Code, by December 31 each year, the Fund must distribute 98% of its taxable investment income earned from January 1 through December 31 of that year and 98% of its capital gains realized in the period from November 1 of the prior year through October 31 of the current year, or else the Fund must pay an excise tax on the amounts not distributed. While it is presently anticipated that the Fund will meet those requirements, the Fund's Board of Trustees and the Manager might determine in a particular year that it would be in the best interest of shareholders for the Fund not to make such distributions at the required levels and to pay the excise tax on the undistributed amounts. That would reduce the amount of income or capital gains available for distribution to shareholders.

     If the Fund has more than 50% of its total assets invested in foreign securities at the end of its fiscal year, it may elect the application of
Section 853 of the Internal Revenue Code to permit shareholders to take a credit (or, at their option, a deduction) for foreign taxes paid by the Fund. Under Section 853, shareholders would be entitled to treat the foreign taxes withheld from interest and dividends paid to the Fund from its foreign investments as a credit on their federal income taxes. As an alternative, shareholders could, if to their advantage, treat the foreign tax withheld as a deduction from gross income in computing taxable income rather than as a tax credit. In substance, the Fund's election would enable shareholders to benefit from the same foreign tax credit or deduction that would be received if they had been the record owners of the Fund's foreign securities and had paid foreign taxes on the income received.

     If the Fund qualifies as a "regulated investment company" under the Internal Revenue Code, it will not be liable for Federal income taxes on amounts paid by it as dividends and distributions. The Fund qualified during its last fiscal year, and intends to qualify in current and future years, but reserves the right not to do so. The Internal Revenue Code contains a number of complex tests relating to such qualification in which the Fund derives 30% or more of its gross income from the sale of securities held less than three months, it may fail to qualify (see "Tax Aspects of Covered Calls and Hedging Instruments," above). If it did not so qualify, the Fund would be treated for tax purposes as an ordinary corporation and receive no tax deduction for payments made to shareholders.

     Dividends, distributions and the proceeds of the redemption of Fund shares represented by checks returned to the Transfer Agent by the Postal Service as undeliverable will be invested in shares of Oppenheimer Money Market Fund, Inc., as promptly as possible after the return of such checks to the Transfer Agent to enable the investor to earn a return on otherwise idle funds.

    Dividend Reinvestment in Another Fund. Shareholders of the Fund may elect to reinvest all dividends and/or capital gains distributions in shares of the same class of any of the other Oppenheimer funds listed in "Reduced Sales Charges," above, at net asset value without sales charge. Class B and Class C shareholders should be aware that as of the date of this Statement of Additional Information, not all of the Oppenheimer funds offer Class B and/or Class C shares. To elect this option, a shareholder must notify the Transfer Agent in writing and either have an existing account in the fund selected for reinvestment or must obtain a prospectus for that fund and an application from the Distributor to establish an account. The investment will be made at the net asset value per share in effect at the close of business on the payable date of the dividend or distribution. Dividends and/or distributions from shares of other Oppenheimer funds may be invested in shares of this Fund on the same basis.

Additional Information About the Fund

The Custodian. The Bank of New York is the Custodian of the Fund's assets. The Custodian's responsibilities include safeguarding and controlling the Fund's portfolio securities, collecting income on the portfolio securities and handling the delivery of such securities to and from the Fund. The Manager has represented to the Fund that the banking relationships between the Manager and the Custodian have been and will continue to be unrelated to and unaffected by the relationship between the Fund and the Custodian. It will be the practice of the Fund to deal with the Custodian in a manner uninfluenced by any banking relationship the Custodian may have with the Manager and its affiliates.

Independent Auditors. The independent auditors of the Fund audit the Fund's financial statements and perform other related audit services. They also act as auditors for certain other funds advised by the Manager and its affiliates.

---------------------------------------
INDEPENDENT AUDITORS' REPORT
---------------------------------------

The Board of Trustees and Shareholders of Oppenheimer Global Fund:

We have audited the accompanying statements of investments and assets and liabilities of Oppenheimer Global Fund as of September 30, 1994, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the ten-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 1994, by correspondence with the custodian and brokers; and where confirmations were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Global Fund as of September 30, 1994, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the ten-year period then ended, in conformity with generally accepted accounting principles.

KPMG PEAT MARWICK LLP

Denver, Colorado
October 21, 1994

                    ------------------------------------------------------------
                    ------------------------------------------------------------
                    STATEMENT OF INVESTMENTS  September 30, 1994


                                                                                                  FACE           MARKET VALUE
                                                                                                  AMOUNT         SEE NOTE 1
-------------------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENT--10.1%
----------------------------------------------------------------------------------------------------------------------------------

                              Repurchase agreement with First Chicago Capital Markets,
                              4.95%, dated 9/30/94, to be repurchased at $212,987,821
                              on 10/3/94, collateralized by U.S. Treasury Nts.,
                              4.25%--8.50%, 4/15/95-- 7/15/98, with a value of $120,387,791 and U.S. Treasury Bills, 0%, 3/16/95--3/23/95, with a value
                              of $96,967,742 (Cost $212,900,000)                                  $212,900,000   $212,900,000
-------------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES--0.4%
-------------------------------------------------------------------------------------------------------------------------------
                              Banco Nacional de Mexico SA, 7% Exch. Sub. Debs., 12/15/99(1)          4,500,000      5,225,625
                              -------------------------------------------------------------------------------------------------
                              International Container Terminal Services, Inc., 6% Cv. Sr. Nts.,
                              2/19/00(1)                                                             2,000,000      2,800,000
                              -------------------------------------------------------------------------------------------------
                              Total Corporate Bonds and Notes (Cost $6,500,000)                                     8,025,625
-------------------------------------------------------------------------------------------------------------------------------


                                                                                                  UNITS

-------------------------------------------------------------------------------------------------------------------------------
RIGHTS AND WARRANTS--0.0%     China Aerospace International Holdings Ltd. Wts., Exp. 12/95                  40
      2
                              -------------------------------------------------------------------------------------------------
                              Total Rights and Warrants (Cost $3)                                                           2
-------------------------------------------------------------------------------------------------------------------------------


                                                                                                  SHARES
-------------------------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS--2.8%
-------------------------------------------------------------------------------------------------------------------------------
                              Fiat SpA                                                               5,714,500     14,579,300
                              -------------------------------------------------------------------------------------------------
                              Rhoen Klinikum AG(2)(4)                                                   31,814     19,889,466
                              -------------------------------------------------------------------------------------------------
                              Sap AG                                                                    23,200     11,827,626
                              -------------------------------------------------------------------------------------------------
                              Spar Handels AG, Non-Vtg.                                                 53,000     11,955,755
                              -------------------------------------------------------------------------------------------------
                              Total Preferred Stocks (Cost $40,248,622)                                            58,252,147
-------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS--86.7%
-------------------------------------------------------------------------------------------------------------------------------
BASIC MATERIALS--6.7%
-------------------------------------------------------------------------------------------------------------------------------
CHEMICALS--1.3%               Minerals Technologies, Inc.                                              600,000     17,775,000
                              -------------------------------------------------------------------------------------------------
                              Mitsubishi Petrochemical Co. Ltd.(2)                                   1,500,000     10,503,175
                                                                                                                 ------------
                                                                                                                   28,278,175
-------------------------------------------------------------------------------------------------------------------------------

PAPER AND FOREST              Corticeira Amorim, SA                                                    259,100      4,389,303
PRODUCTS--2.5%                -------------------------------------------------------------------------------------------------
                              Hansol Paper Ltd., Sponsored GDR(1)(3)                                   500,659     14,519,111
                              -------------------------------------------------------------------------------------------------
                              Indah Kiat                                                            10,480,400     13,726,311
                              -------------------------------------------------------------------------------------------------
                              P.T. Pabrik Kertas Tjiwi Kimia                                         2,500,000      6,089,014
                              -------------------------------------------------------------------------------------------------
                              Stora Kopparbergs Bergslags AB(2)                                        235,350     13,529,318
                                                                                                                 ------------
                                                                                                                   52,253,057
-------------------------------------------------------------------------------------------------------------------------------
STEEL--2.9%                   Dofasco, Inc.                                                            619,600     10,797,491
                              -------------------------------------------------------------------------------------------------
                              Kangwon Industrial Co. Ltd.                                              264,599      5,764,394
                              -------------------------------------------------------------------------------------------------
                              Maanshan Iron and Steel Company                                       19,915,000      6,546,236
                              -------------------------------------------------------------------------------------------------
                              Pohang Iron & Steel Co. Ltd.                                             125,000     18,369,692
                              -------------------------------------------------------------------------------------------------
                              Tung Ho Steel Enterprise Corp., GDR(1)                                   450,000      7,650,000
                              -------------------------------------------------------------------------------------------------
                              Ugine SA                                                                 150,000     11,514,285
                                                                                                                 ------------
                                                                                                                   60,642,098


4  Oppenheimer Global Fund



                                                                                                                 MARKET VALUE
                                                                                                  SHARES         SEE NOTE 1
-------------------------------------------------------------------------------------------------------------------------------

CONSUMER CYCLICALS--12.8%
-------------------------------------------------------------------------------------------------------------------------------
AIRLINES--0.3%                Vienna International Airport(4)                                          150,000   $  6,374,493
-------------------------------------------------------------------------------------------------------------------------------
AUTOMOBILES--3.8%             CIADEA SA                                                                442,016      6,430,940
                              -------------------------------------------------------------------------------------------------
                              Consorcio Grupo Dina SA Sponsored ADR(2)                                 292,000      3,504,000
                              -------------------------------------------------------------------------------------------------
                              Consorcio Grupo Dina SA Sponsored ADR, L Series(3)                       103,660      1,075,473
                              -------------------------------------------------------------------------------------------------
                              Kia Motors Corp. GDS(1)(3)                                               200,000      4,700,000
                              -------------------------------------------------------------------------------------------------
                              Nissan Motor Co.                                                       1,250,000     10,217,736
                              -------------------------------------------------------------------------------------------------
                              Volkswagen AG                                                             80,000     21,939,294
                              -------------------------------------------------------------------------------------------------
                              Volvo AB, Series B Free(2)                                             1,772,500     32,345,370
                                                                                                                 ------------
                                                                                                                   80,212,813
-------------------------------------------------------------------------------------------------------------------------------
BROADCAST MEDIA--2.7%         Comcast Corp., Cl. A Special(3)                                          500,000      7,656,250
                              -------------------------------------------------------------------------------------------------
                              Grupo Televisa SA, Sponsored ADR(1)                                      150,000      8,681,250
                              -------------------------------------------------------------------------------------------------
                              Rogers Communications, Inc., Cl. B(3)                                    800,000     12,151,991
                              -------------------------------------------------------------------------------------------------
                              Scandinavian Broadcasting System SA(3)                                   315,000      8,268,750
                              -------------------------------------------------------------------------------------------------
                              TeleCommunications, Inc., Cl. A(3)                                       390,000      8,653,125
                              -------------------------------------------------------------------------------------------------
                              Television Broadcast                                                   1,500,000      6,968,886
                              -------------------------------------------------------------------------------------------------
                              Television Francaise I                                                    41,678      4,077,826
                                                                                                                 ------------
                                                                                                                   56,458,078
-------------------------------------------------------------------------------------------------------------------------------
ENTERTAINMENT--0.2%           Euro Disney(3)                                                         3,000,000      4,533,183
-------------------------------------------------------------------------------------------------------------------------------
HOUSEHOLD FURNISHINGS AND     Philips Gloeilamp NV                                                   1,800,000     55,000,797
APPLIANCES--3.2%              -------------------------------------------------------------------------------------------------
                              Sony Corp.(2)                                                            207,400     12,070,558
                                                                                                                 ------------
                                                                                                                   67,071,355
-------------------------------------------------------------------------------------------------------------------------------
RETAIL: SPECIALTY--1.2%       Benetton SpA                                                             700,000      9,423,076
                              -------------------------------------------------------------------------------------------------
                              PT Modern Photo Film Co.                                               1,000,000      5,606,489
                              -------------------------------------------------------------------------------------------------
                              Toys 'R' Us, Inc.(3)                                                     300,000     10,687,500
                                                                                                                 ------------
                                                                                                                   25,717,065
-------------------------------------------------------------------------------------------------------------------------------
RETAIL STORES: GENERAL        Rinascente SpA, Ordinary                                                 836,000      4,922,217
MERCHANDISE CHAINS--0.9%      -------------------------------------------------------------------------------------------------
                              Sears Roebuck de Mexico SA(3)                                            500,000      6,469,624
                              -------------------------------------------------------------------------------------------------
                              Sonae Industria E. Investimentos(3)                                      378,000      8,372,386
                                                                                                                 ------------
                                                                                                                   19,764,227
-------------------------------------------------------------------------------------------------------------------------------
TEXTILES:
-------------------------------------------------------------------------------------------------------------------------------
APPAREL MANUFACTURERS--0.5%   Tokyo Style Co.                                                          565,000     10,104,570
-------------------------------------------------------------------------------------------------------------------------------
CONSUMER NON-CYCLICALS--8.8%
-------------------------------------------------------------------------------------------------------------------------------
BEVERAGES: ALCOHOLIC--1.1%    Foster's Brewing Group Ltd.                                                  200            169
                              -------------------------------------------------------------------------------------------------
                              Jinro Ltd.                                                               219,729      5,722,252
                              -------------------------------------------------------------------------------------------------
                              LVMH Moet Hennessy Louis Vuitton                                         100,000     16,470,566
                                                                                                                 ------------
                                                                                                                   22,192,987


5  Oppenheimer Global Fund

                    ------------------------------------------------------------
                    ------------------------------------------------------------
                    STATEMENT OF INVESTMENTS  (Continued)


                                                                                                                 MARKET VALUE
                                                                                                  SHARES         SEE NOTE 1
-------------------------------------------------------------------------------------------------------------------------------

DRUGS--1.4%                   Astra AB Free, Series A                                                  700,000   $ 16,797,928
                              -------------------------------------------------------------------------------------------------
                              Takeda Chemical Industries Ltd.                                          434,000      5,086,790
                              -------------------------------------------------------------------------------------------------
                              WPP Group PLC(1)                                                       2,233,000      3,838,373
                              -------------------------------------------------------------------------------------------------
                              WPP Group PLC                                                          2,737,000      4,704,714
                                                                                                                 ------------
                                                                                                                   30,427,805
-------------------------------------------------------------------------------------------------------------------------------
FOOD PROCESSING--0.4%         Molinos Rio de la Plata SA(3)                                            276,800      2,643,273
                              -------------------------------------------------------------------------------------------------
                              PT Sinar Mass Agro Resources & Technology                              3,720,000      6,282,484
                                                                                                                 ------------
                                                                                                                    8,925,757
-------------------------------------------------------------------------------------------------------------------------------
HEALTHCARE: DIVERSIFIED--0.9% Schering AG                                                               30,800     18,937,916
-------------------------------------------------------------------------------------------------------------------------------
HEALTHCARE: MISCELLANEOUS--4.3%
                              Amgen, Inc.(3)                                                           270,700     14,414,775
                              -------------------------------------------------------------------------------------------------
                              Chiron Corp.                                                             144,600      9,615,900
                              -------------------------------------------------------------------------------------------------
                              Genzyme Corp.(3)                                                         600,000     20,550,000
                              -------------------------------------------------------------------------------------------------
                              K-V Pharmaceutical Co., Cl. A(3)(4)                                      376,800      2,731,800
                              -------------------------------------------------------------------------------------------------
                              K-V Pharmaceutical Co., Cl. B(3)(4)                                      264,900      1,953,638
                              -------------------------------------------------------------------------------------------------
                              Neozyme II Corp., Units(3)(4)                                            146,000      4,964,000
                              -------------------------------------------------------------------------------------------------
                              Plant Genetics Systems International NV(1)(3)                            637,280      5,943,099
                              -------------------------------------------------------------------------------------------------
                              Quintiles Transnational Corp.(1)(3)                                      318,473      7,703,066
                              -------------------------------------------------------------------------------------------------
                              Sumitomo Chemical Co. Ltd.                                             1,800,000     10,203,085
                              -------------------------------------------------------------------------------------------------
                              Takare PLC                                                             4,000,000     13,309,889
                                                                                                                 ------------
                                                                                                                   91,389,252
-------------------------------------------------------------------------------------------------------------------------------
HOSPITAL MANAGEMENT--0.5%     Community Psychiatric Centers                                            735,000
10,014,375
-------------------------------------------------------------------------------------------------------------------------------
MEDICAL PRODUCTS--0.2%        Circon Corp.(2)(3)                                                        50,000        600,000
                              -------------------------------------------------------------------------------------------------
                              Stryker Corp.(2)                                                         112,900      3,923,275
                                                                                                                 ------------
                                                                                                                    4,523,275
-------------------------------------------------------------------------------------------------------------------------------
ENERGY--6.0%
-------------------------------------------------------------------------------------------------------------------------------
OIL: INTEGRATED
INTERNATIONAL--4.3%           British Petroleum Co. PLC                                                180,000     13,635,000
                              -------------------------------------------------------------------------------------------------
                              Compagnie Francaise de Petroleum Total                                   175,000     10,286,548
                              -------------------------------------------------------------------------------------------------
                              Chilectra Metropolitana SA                                                95,100      4,786,715
                              -------------------------------------------------------------------------------------------------
                              OeMV AG(3)                                                               150,000     13,518,321
                              -------------------------------------------------------------------------------------------------
                              Repsol SA                                                                325,000      9,908,608
                              -------------------------------------------------------------------------------------------------
                              YPF Sociedad Anonima, Sponsored ADR                                    1,035,300     26,141,325
                              -------------------------------------------------------------------------------------------------
                              YuKong Ltd.                                                              249,886     12,608,494
                                                                                                                 ------------
                                                                                                                   90,885,011


6  Oppenheimer Global Fund


                                                                                                                 MARKET VALUE
                                                                                                  SHARES         SEE NOTE 1
-------------------------------------------------------------------------------------------------------------------------------

OIL AND GAS DRILLING--1.4%    Global Marine, Inc.(3)                                                 2,135,000   $  9,073,750
                              -------------------------------------------------------------------------------------------------
                              Petroleum Geo-Services AS(2)(3)                                          922,000     18,065,413
                              -------------------------------------------------------------------------------------------------
                              Transocean Drilling AS(3)                                                410,000      2,657,675
                                                                                                                 ------------
                                                                                                                   29,796,838
-------------------------------------------------------------------------------------------------------------------------------
OIL WELL SERVICES AND         McDermott International, Inc.                                            260,000      6,695,000
EQUIPMENT--0.3%
-------------------------------------------------------------------------------------------------------------------------------
FINANCIAL--10.5%
-------------------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES:           American Express Co.                                                     440,000     13,365,000
MISCELLANEOUS--2.4%           -------------------------------------------------------------------------------------------------
                              Clinica y Maternidad Suizo Argentina SA(1)(3)                              1,800      7,490,592
                              -------------------------------------------------------------------------------------------------
                              Coryo Securities Corp.                                                   200,000      3,330,411
                              -------------------------------------------------------------------------------------------------
                              Industrial Finance Corporation of Thailand (The)                       4,930,000     12,238,631
                              -------------------------------------------------------------------------------------------------
                              Industrial Finance Corporation of Thailand (The)                         570,000      1,415,014
                              -------------------------------------------------------------------------------------------------
                              Merrill Lynch & Co., Inc.                                                125,000      4,328,125
                              -------------------------------------------------------------------------------------------------
                              Ssangyong Investment & Securities Co. Ltd.                               226,622      5,135,667
                              -------------------------------------------------------------------------------------------------
                              Taipei Fund, Cl.B, IDR(1)                                                     44      4,147,000
                                                                                                                 ------------
                                                                                                                   51,450,440
-------------------------------------------------------------------------------------------------------------------------------
INSURANCE--1.2%               American International Group, Inc.                                       200,000     17,775,000
                              -------------------------------------------------------------------------------------------------
                              National Mutual Asia Ltd.                                             13,000,000      8,411,840
                                                                                                                 ------------
                                                                                                                   26,186,840
-------------------------------------------------------------------------------------------------------------------------------
MAJOR BANKS: Other--5.6%      Banco de Galicia, Series B                                               523,000      4,105,291
                              -------------------------------------------------------------------------------------------------
                              Banco Frances del Rio de la Plata SA(3)                                  818,100      8,181,000
                              -------------------------------------------------------------------------------------------------
                              Banco LatinoAmericano de Exportaciones SA, Cl. E                         250,000      8,000,000
                              -------------------------------------------------------------------------------------------------
                              Banco Portugues de Investimento                                          280,000      4,389,379
                              -------------------------------------------------------------------------------------------------
                              Bank Bali                                                              3,000,000      8,547,597
                              -------------------------------------------------------------------------------------------------
                              BankAmerica Corp.                                                        125,000      5,515,625
                              -------------------------------------------------------------------------------------------------
                              C.S. Holdings                                                             31,764     12,973,707
                              -------------------------------------------------------------------------------------------------
                              Korea First Bank                                                         400,000      6,660,823
                              -------------------------------------------------------------------------------------------------
                              PT Lippo Bank                                                          4,066,700     12,147,491
                              -------------------------------------------------------------------------------------------------
                              PT Panin Bank(1)                                                       4,000,000      7,306,817
                              -------------------------------------------------------------------------------------------------
                              Shin Han Bank Ltd.                                                       238,330      5,460,671
                              -------------------------------------------------------------------------------------------------
                              Skandinaviska Enskilda Banken Group(3)                                 3,480,000     21,075,150
                              -------------------------------------------------------------------------------------------------
                              Standard Chartered Bank PLC                                            3,206,468     13,273,584
                                                                                                                 ------------
                                                                                                                  117,637,135
-------------------------------------------------------------------------------------------------------------------------------
MONEY CENTER BANKS--1.3%      Citicorp                                                                 632,300     26,872,750
-------------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL--20.6%
-------------------------------------------------------------------------------------------------------------------------------
BUILDING MATERIALS            Ceramica Carabobo CA Sponsored ADR, Cl. B (3)(4)                         770,000
5,208,047
GROUP--0.7%                   -------------------------------------------------------------------------------------------------
                              Cimentos De Portugal SA                                                  240,000      4,247,786
                              -------------------------------------------------------------------------------------------------
                              Thai-German Ceramic Industry Company Ltd.                              1,000,000      5,045,042
                                                                                                                 ------------
                                                                                                                   14,500,875


7  Oppenheimer Global Fund

                    ------------------------------------------------------------
                    ------------------------------------------------------------
                    STATEMENT OF INVESTMENTS  (Continued)


                                                                                                                 MARKET VALUE
                                                                                                  SHARES         SEE NOTE 1
-------------------------------------------------------------------------------------------------------------------------------

CONGLOMERATES--3.1%           Commercial del Plata                                                   1,921,200     $6,666,144
                              -------------------------------------------------------------------------------------------------
                              Hutchison Whampoa Ltd.                                                 2,000,000      9,447,143
                              -------------------------------------------------------------------------------------------------
                              Jardine Matheson Holdings Ltd.(2)                                      3,000,000     25,429,638
                              -------------------------------------------------------------------------------------------------
                              Kinnevik Investments AB, Series B Free(2)                                800,000     23,261,755
                                                                                                                 ------------
                                                                                                                   64,804,680
-------------------------------------------------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT--1.4%    BBC Brown Boveri AG                                                       20,000     17,238,367
                              -------------------------------------------------------------------------------------------------
                              LEM Holdings SA(4)                                                        27,300      6,783,530
                              -------------------------------------------------------------------------------------------------
                              Sumitomo Electric Industries Ltd.                                        400,000      5,900,774
                                                                                                                 ------------
                                                                                                                   29,922,671
-------------------------------------------------------------------------------------------------------------------------------
ENGINEERING AND               BAU Holdings AF, Preference(4)                                            70,000      5,673,848
CONSTRUCTION--4.9%            -------------------------------------------------------------------------------------------------
                              Dong-AH Construction Industrial Co.                                      201,735      8,537,175
                              -------------------------------------------------------------------------------------------------
                              Empresas ICA Sociedad Controladora SA de C.V.(2)                         248,500      8,014,125
                              -------------------------------------------------------------------------------------------------
                              Foster Wheeler Corp.                                                     200,000      6,875,000
                              -------------------------------------------------------------------------------------------------
                              Grontmij NV(4)                                                           205,612      7,323,877
                              -------------------------------------------------------------------------------------------------
                              Grupo Tribasa, SA de C.V.(3)                                             229,350      8,428,613
                              -------------------------------------------------------------------------------------------------
                              IHC Caland NV                                                            450,000     10,694,599
                              -------------------------------------------------------------------------------------------------
                              Juan Minetti SA(3)                                                       869,069      5,561,691
                              -------------------------------------------------------------------------------------------------
                              Leighton Holdings Ltd.(4)                                              9,128,500     13,915,365
                              -------------------------------------------------------------------------------------------------
                              Raito Kogyo Co. Ltd.                                                     306,000      7,265,833
                              -------------------------------------------------------------------------------------------------
                              Trafalgar House PLC                                                   10,369,000     13,735,616
                              -------------------------------------------------------------------------------------------------
                              VA Technologie AG(1)(3)                                                   75,000      7,480,412
                                                                                                                 ------------
                                                                                                                  103,506,154
-------------------------------------------------------------------------------------------------------------------------------
MACHINERY: DIVERSIFIED--1.4%  Bobst Bearers AG                                                          11,180     14,237,338
                              -------------------------------------------------------------------------------------------------
                              Daifuku                                                                  600,000      8,729,912
                              -------------------------------------------------------------------------------------------------
                              Powerscreen International PLC                                            552,000      2,746,442
                              -------------------------------------------------------------------------------------------------
                              Tampella AB(3)                                                           942,000      3,234,981
                                                                                                                 ------------
                                                                                                                   28,948,673
-------------------------------------------------------------------------------------------------------------------------------
MANUFACTURING:
-------------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED INDUSTRIALS--3.9% Autoliv AB(3)                                                            503,000     15,130,168
                              -------------------------------------------------------------------------------------------------
                              CBI Industries, Inc.                                                     385,000     10,443,125
                              -------------------------------------------------------------------------------------------------
                              Duewag AG(3)                                                               2,774        699,063
                              -------------------------------------------------------------------------------------------------
                              Madeco SA, ADR                                                           100,000      3,325,000
                              -------------------------------------------------------------------------------------------------
                              Mitsubishi Heavy Industries Ltd.                                       1,784,000     13,879,752
                              -------------------------------------------------------------------------------------------------
                              Nylex Malaysia Berhad                                                  1,500,000      3,451,320
                              -------------------------------------------------------------------------------------------------
                              Stewart & Stevenson Services, Inc.                                       400,000     15,200,000
                              -------------------------------------------------------------------------------------------------
                              Valmet Corp., Cl. A(3)                                                   520,000      9,784,277
                              -------------------------------------------------------------------------------------------------
                              Vitro Sociedad Anonima, A                                                400,000     10,350,000
                                                                                                                 ------------
                                                                                                                   82,262,705


8  Oppenheimer Global Fund


                                                                                                                 MARKET VALUE
                                                                                                  SHARES         SEE NOTE 1
-------------------------------------------------------------------------------------------------------------------------------

POLLUTION CONTROL--0.5%       Elco Looser Holdings Inhaber                                              12,740   $  7,271,097
                              -------------------------------------------------------------------------------------------------
                              WMX Technologies, Inc.                                                   125,000      3,609,375
                                                                                                                 ------------
                                                                                                                   10,880,472
-------------------------------------------------------------------------------------------------------------------------------
RAILROADS--0.4%               Voest-Alpine Eisenbahnsysteme AG(1)                                       67,333      8,294,432
-------------------------------------------------------------------------------------------------------------------------------
TRANSPORTATION:
-------------------------------------------------------------------------------------------------------------------------------
MISCELLANEOUS--4.3%           Brambles Industries Ltd.                                               1,450,000     14,699,973
                              -------------------------------------------------------------------------------------------------
                              Kvaerner Industrier AS(2)(4)                                             849,230     35,906,457
                              -------------------------------------------------------------------------------------------------
                              Lisnave-Estaleiros Navais de Lisbona SA(3)                               350,000      1,688,052
                              -------------------------------------------------------------------------------------------------
                              Malaysian Helicopter Services                                          1,000,000      3,100,339
                              -------------------------------------------------------------------------------------------------
                              Malaysian International Shipping Corp.                                 1,999,666      6,667,542
                              -------------------------------------------------------------------------------------------------
                              Sembawang Shipyard Ltd.                                                1,500,000     12,040,488
                              -------------------------------------------------------------------------------------------------
                              Singmarine Industries Ltd.                                             2,500,000      6,475,557
                              -------------------------------------------------------------------------------------------------
                              Unitor Ships Service AS(2)                                               600,000     10,916,503
                                                                                                                 ------------
                                                                                                                   91,494,911
-------------------------------------------------------------------------------------------------------------------------------
TECHNOLOGY--12.0%
-------------------------------------------------------------------------------------------------------------------------------
COMPUTER SOFTWARE AND         Microsoft Corp.(3)                                                       480,600     26,973,675
SERVICES--2.0%                -------------------------------------------------------------------------------------------------
                              Oracle Systems Corp.                                                     250,000     10,750,000
                              -------------------------------------------------------------------------------------------------
                              SHL Systemhouse, Inc.(3)                                                 718,000      4,038,750
                                                                                                                 ------------
                                                                                                                   41,762,425
-------------------------------------------------------------------------------------------------------------------------------
COMPUTER SYSTEMS--0.6%        First Data Corp.                                                          92,500      4,648,125
                              -------------------------------------------------------------------------------------------------
                              International Business Machines Corp.                                    100,000      6,950,000
                                                                                                                 ------------
                                                                                                                   11,598,125
-------------------------------------------------------------------------------------------------------------------------------
ELECTRONICS:                  Solectron Corp.(2)(3)                                                    124,000      3,270,500
INSTRUMENTATION--0.2%
-------------------------------------------------------------------------------------------------------------------------------
ELECTRONICS:                  Advanced Micro Devices, Inc.(3)                                          558,300     16,609,425
SEMICONDUCTORS--2.3%          -------------------------------------------------------------------------------------------------
                              Applied Materials, Inc.(3)                                               150,000      7,012,500
                              -------------------------------------------------------------------------------------------------
                              Motorola, Inc.                                                           100,000      5,275,000
                              -------------------------------------------------------------------------------------------------
                              National Semiconductor Corp.(3)                                          500,000      7,812,500
                              -------------------------------------------------------------------------------------------------
                              Tokyo Ohka Kogyo                                                         300,000     11,215,512
                                                                                                                 ------------
                                                                                                                   47,924,937


9  Oppenheimer Global Fund

                    ------------------------------------------------------------
                    ------------------------------------------------------------
                    STATEMENT OF INVESTMENTS  (Continued)


                                                                                                                 MARKET VALUE
                                                                                                  SHARES         SEE NOTE 1
-------------------------------------------------------------------------------------------------------------------------------

OFFICE EQUIPMENT AND          Canon, Inc.                                                              500,000   $  8,790,536
SUPPLIES--0.4%
-------------------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS--6.5%      A T & T Corp.                                                            400,000     21,600,000
                              -------------------------------------------------------------------------------------------------
                              AirTouch Communications, Inc.(3)                                         600,000     17,175,000
                              -------------------------------------------------------------------------------------------------
                              Korea Mobile Telecommunications                                           12,519     11,283,870
                              -------------------------------------------------------------------------------------------------
                              L.M. Ericsson Telephone Co. Sponsored ADR                                100,000      5,375,000
                              -------------------------------------------------------------------------------------------------
                              Millicom International Cellular SA(3)                                    751,256     16,809,353
                              -------------------------------------------------------------------------------------------------
                              Nippon Telegraph & Telephone Corp.                                         1,200     10,669,892
                              -------------------------------------------------------------------------------------------------
                              Pakistan Telecommunications, GDR(1)(3)                                    64,800     12,538,800
                              -------------------------------------------------------------------------------------------------
                              Shinawatra Computer Company Ltd.                                         400,000     12,108,100
                              -------------------------------------------------------------------------------------------------
                              Technology Resources Industries(3)                                     2,500,000     10,236,967
                              -------------------------------------------------------------------------------------------------
                              Vodafone Group                                                         6,242,655     19,443,230
                                                                                                                 ------------
                                                                                                                  137,240,212
-------------------------------------------------------------------------------------------------------------------------------
UTILITIES--9.3%
-------------------------------------------------------------------------------------------------------------------------------
ELECTRIC COMPANIES--3.5%      AES Corp. (The)                                                          174,472      3,445,822
                              -------------------------------------------------------------------------------------------------
                              Central Costanera SA Cl. B                                               250,000        899,943
                              -------------------------------------------------------------------------------------------------
                              Korea Electric Power Co.                                                 500,000     23,162,636
                              -------------------------------------------------------------------------------------------------
                              Sithe Energies, Inc.(3)                                                  315,000      3,898,125
                              -------------------------------------------------------------------------------------------------
                              Veba AG                                                                  125,000     41,450,378
                                                                                                                 ------------
                                                                                                                   72,856,904
-------------------------------------------------------------------------------------------------------------------------------
TELEPHONE--5.8%               Compania de Telefonos de Chile SA                                        194,100     17,032,275
                              -------------------------------------------------------------------------------------------------
                              Societa Finanziora Telefonica SpA(2)                                   2,913,000      9,028,432
                              -------------------------------------------------------------------------------------------------
                              Telecommunication de Argentina, Cl. B                                  1,500,000     10,019,369



10  Oppenheimer Global Fund


                                                                                                                 MARKET VALUE
                                                                                                  SHARES         SEE NOTE 1
--------------------------------------------------------------------------------------------------------------------------------

TELEPHONE (continued)         Telecomunicazioni SpA                                                 12,463,000   $   35,152,047
                              --------------------------------------------------------------------------------------------------
                              Telefonica de Argentina SA, ADR, Cl. B(2)                                130,000        9,002,500
                              --------------------------------------------------------------------------------------------------
                              Telefonica de Espana, ADS                                              1,400,000       18,891,686
                              --------------------------------------------------------------------------------------------------
                              Telefonos de Mexico SA, Sponsored ADR                                    375,000       23,437,500
                                                                                                                 --------------
                                                                                                                    122,563,809
                              --------------------------------------------------------------------------------------------------
                              Total Common Stocks (Cost $1,533,425,663)                                           1,827,967,516
                              --------------------------------------------------------------------------------------------------
                              Total Investments, at Value (Cost $1,793,074,288)                          100.0%   2,107,145,290
                              --------------------------------------------------------------------------------------------------
                              Liabilities in Excess of Other Assets                                        0.0          (34,263)
                                                                                                        ------   --------------
                              Net Assets                                                                 100.0%  $2,107,111,027
                                                                                                        ------   --------------
                                                                                                        ------   --------------

1. Restricted security--See Note 6 of Notes to Financial Statements.
2. Loaned security--See Note 5 of Notes to Financial Statements.
3. Non-income producing security.
4. Affiliated company. Represents ownership of at least 5% of the voting securities of the issuer and is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the year ended September 30, 1994. The aggregate fair value of all
securities of affiliated companies as of September 30, 1994 amounted to $64,871,349. Transactions during the period in which the
issuer was an affiliate are as follows:



                  Balance                                                                    Balance
                  September 30, 1993          Gross Additions        Gross Reductions        September 30, 1994     Dividend
                  ------------------          ---------------        ----------------        ------------------     --------
                  Shares     Cost             Shares   Cost          Shares    Cost          Shares    Cost         Income
-------------------------------------------------------------------------------------------------------------------------------
BAU Holdings AF,
Preference(5)     151,400    $ 16,382,522     2,000    $  198,960     83,400   $9,811,042     70,000   $6,770,440   $  114,137
-------------------------------------------------------------------------------------------------------------------------------
Boskalis
Westminster
Koniniije(5)      300,000       4,598,990        --            --    300,000    4,598,990          0            0           --
-------------------------------------------------------------------------------------------------------------------------------
Ceramica
Carabobo CA
Sponsored ADR,
Cl. B             770,000       4,229,354        --            --         --           --    770,000    4,229,354           --
-------------------------------------------------------------------------------------------------------------------------------
Grontmij NV       287,212       7,922,778     4,032            21     85,632    2,263,497    205,612    5,659,302      173,996
-------------------------------------------------------------------------------------------------------------------------------
Kvaerner
Industrier AS     500,000      15,252,354   425,000    18,507,156     75,770    2,621,473    849,230   31,138,037      278,630
-------------------------------------------------------------------------------------------------------------------------------
K-V
Pharmaceutical
Co., Cl. A        441,800       2,382,650        --            --     65,000      262,300    376,800    2,120,350           --
-------------------------------------------------------------------------------------------------------------------------------
K-V
Pharmaceutical
Co., Cl. B        335,900       1,210,273     3,700        15,011     74,700      296,563    264,900      928,721           --
-------------------------------------------------------------------------------------------------------------------------------
Leighton
Holdings
Ltd.(5)        11,665,353      10,717,234   428,500       724,625  2,965,353    2,991,591  9,128,500    8,450,268      632,211
-------------------------------------------------------------------------------------------------------------------------------
LEM
Holdings SA        25,200       5,066,252     2,100       514,563         --           --     27,300    5,580,815      243,716
-------------------------------------------------------------------------------------------------------------------------------
Neozyme II
Corp., Units      146,000       2,205,987        --            --         --           --    146,000    2,205,987           --
-------------------------------------------------------------------------------------------------------------------------------
PT Kabelmetal
Indonesia         810,000       1,781,696   430,000       384,800  1,240,000    2,166,496          0            0           --
-------------------------------------------------------------------------------------------------------------------------------
Rhoen Klinikum
AG,
Preference(5)      26,511       8,593,699     5,303       161,893         --           --     31,814    8,755,592      260,217
-------------------------------------------------------------------------------------------------------------------------------
Schaerf AG,
Preference(5)      16,400       4,429,604        --            --     16,400    4,429,604          0            0           --
-------------------------------------------------------------------------------------------------------------------------------
Signalbau Huber
AG,
Preference(5)      20,607       7,285,543        --            --     20,607    7,285,543          0            0           --
-------------------------------------------------------------------------------------------------------------------------------
Vienna
International
Airport(5)        290,000      13,734,848        --            --    140,000    6,640,372    150,000    7,094,476      175,720
               ----------    ------------   -------   -----------  ---------  -----------  ---------  -----------   ----------
                             $105,793,784             $20,507,029             $43,367,471             $82,933,342   $1,878,627
               ----------    ------------   -------   -----------  ---------  -----------  ---------  -----------   ----------
               ----------    ------------   -------   -----------  ---------  -----------  ---------  -----------   ----------

5.  Not an affiliate as of September 30, 1994.


See accompanying Notes to Financial Statements.


11  Oppenheimer Global Fund



                             --------------------------------------------------------------------------
                             --------------------------------------------------------------------------
                             STATEMENT OF ASSETS AND LIABILITIES  September 30, 1994
-------------------------------------------------------------------------------------------------------
ASSETS                       Investments, at value (including repurchase agreements
                             of $212,900,000) (cost $1,793,074,288)--see accompanying
                             statement                                                   $2,107,145,290
                             --------------------------------------------------------------------------
                             Collateral for securities loaned, at value--Note 5             132,497,560
                             --------------------------------------------------------------------------
                             Receivables:
                             Investments sold                                                16,494,205
                             Shares of beneficial interest sold                               5,531,691
                             Dividends and interest                                           2,781,233
                             --------------------------------------------------------------------------
                             Other                                                              107,076
                                                                                         --------------
                             Total assets                                                 2,264,557,055
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
LIABILITIES                  Collateral for securities loaned--Note 5                       132,497,560
                             --------------------------------------------------------------------------
                             Bank overdraft                                                   6,305,451
                             --------------------------------------------------------------------------
                             Payables and other liabilities:
                             Investments purchased                                           12,423,431
                             Shares of beneficial interest redeemed                           4,158,946
                             Distribution and service plan fees--Note 4                         950,578
                             Custodian fees                                                     326,544
                             Other                                                              783,518
                                                                                         --------------
                             Total liabilities                                              157,446,028
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
NET ASSETS                                                                               $2,107,111,027
                                                                                         --------------
                                                                                         --------------
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
COMPOSITION OF               Paid-in capital                                             $1,580,693,639
NET ASSETS                   --------------------------------------------------------------------------
                             Overdistributed net investment income                           (4,537,834)
                             --------------------------------------------------------------------------
                             Accumulated net realized gain from investment and
                             foreign currency transactions                                  216,912,136
                             --------------------------------------------------------------------------
                             Net unrealized appreciation on investments and
                             translation of assets and liabilities
                             denominated in foreign currencies                              314,043,086
                                                                                         --------------
                             Net assets                                                  $2,107,111,027
                                                                                         --------------
                                                                                         --------------
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE              Class A Shares:
PER SHARE                    Net asset value and redemption price per share (based on
                             net assets of $1,920,564,896 and 50,954,880 shares of
                             beneficial interest outstanding)                                    $37.69

                             Maximum offering price per share (net asset value plus
                             sales charge of 5.75% of offering price)                            $39.99
                             --------------------------------------------------------------------------
                             Class B Shares:
                             Net asset value, redemption price and offering price per
                             share (based on net assets of $186,546,131 and 4,993,283
                             shares of beneficial interest outstanding)                          $37.36


See accompanying Notes to Financial Statements.

12  Oppenheimer Global Fund



                             --------------------------------------------------------------------------
                             --------------------------------------------------------------------------
                             STATEMENT OF OPERATIONS  For the Year Ended September 30, 1994
-------------------------------------------------------------------------------------------------------
INVESTMENT INCOME            Dividends:
                             Unaffiliated companies (net of withholding taxes of
                             $2,931,621)                                                    $19,565,961
                             Affiliated companies (net of withholding taxes of $152,158)      1,878,627
                             --------------------------------------------------------------------------
                             Interest                                                         5,826,894
                             --------------------------------------------------------------------------
                             Securities lending fees--Note 5                                    497,168
                             --------------------------------------------------------------------------
                             Total income                                                    27,768,650
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
EXPENSES                     Management fees--Note 4                                         11,927,942
                             --------------------------------------------------------------------------
                             Distribution and service plan fees:
                             Class A--Note 4                                                  3,044,364
                             Class B--Note 4                                                    886,625
                             --------------------------------------------------------------------------
                             Transfer and shareholder servicing agent fees--Note 4            2,285,983
                             --------------------------------------------------------------------------
                             Custodian fees and expenses                                      1,555,028
                             --------------------------------------------------------------------------
                             Shareholder reports                                              1,068,116
                             --------------------------------------------------------------------------
                             Trustees' fees and expenses                                        168,907
                             --------------------------------------------------------------------------
                             Legal and auditing fees                                             78,281
                             --------------------------------------------------------------------------
                             Registration and filing fees:
                             Class A                                                             64,300
                             Class B                                                             61,525
                             --------------------------------------------------------------------------
                             Other                                                              398,964
                             --------------------------------------------------------------------------
                             Total expenses                                                  21,540,035
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                         6,228,615
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED      Net realized gain (loss) from:
GAIN (LOSS) ON INVESTMENTS   Investments:
AND FOREIGN CURRENCY         Unaffiliated companies                                         216,715,062
TRANSACTIONS                 Affiliated companies                                             5,569,243
                             Foreign currency transactions                                      649,651
                             --------------------------------------------------------------------------
                             Net realized gain                                              222,933,956
                             --------------------------------------------------------------------------
                             Net change in unrealized appreciation or depreciation on:
                             Investments                                                     12,393,060
                             Translation of assets and liabilities denominated in foreign
                             currencies                                                      32,271,748
                             --------------------------------------------------------------------------
                             Net change                                                      44,664,808
                             --------------------------------------------------------------------------
                             Net realized and unrealized gain on investments and foreign
                             currency transactions                                          267,598,764
                             --------------------------------------------------------------------------
                             Net Increase in Net Assets Resulting From Operations          $273,827,379
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------


See accompanying Notes to Financial Statements.

13  Oppenheimer Global Fund


                             ----------------------------------------------------------------------------------------------------
                             ----------------------------------------------------------------------------------------------------
                             STATEMENTS OF CHANGES IN NET ASSETS                         Year Ended September 30,
                                                                                         1994                     1993
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
OPERATIONS                   Net investment income                                           $6,228,615               $10,207,156
                             ----------------------------------------------------------------------------------------------------
                             Net realized gain on investments and foreign currency
                             transactions                                                   222,933,956               135,381,724
                             ----------------------------------------------------------------------------------------------------
                             Net change in unrealized appreciation or depreciation on
                             investments and translation of assets and liabilities
                             denominated in foreign currencies                               44,664,808                60,465,689
                             ----------------------------------------------------------------------------------------------------
                             Net increase in net assets resulting from operations           273,827,379               206,054,569
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND                Dividends from net investment income:
DISTRIBUTIONS TO             Class A ($.251 and $.119 per share, respectively)              (10,150,479)               (4,821,327)
SHAREHOLDERS                 Class B ($.178 per share)                                          (81,844)                       --
                             ----------------------------------------------------------------------------------------------------
                             Distributions from net realized gain on investments and
                             foreign currency transactions:
                             Class A ($3.365 and $.122 per share, respectively)            (135,248,957)               (4,976,171)
                             Class B ($3.365 per share)                                      (1,541,613)                       --
                             ----------------------------------------------------------------------------------------------------
                             Beneficial Interest
                             Transactions
                             Net increase (decrease) in net assets resulting from Class
                             A beneficial interest transactions--Note 2                     407,788,581               (22,024,735)
                             ----------------------------------------------------------------------------------------------------
                             Net increase in net assets resulting from Class B beneficial
                             interest transactions--Note 2                                  177,716,315                 5,954,666
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                   Total increase                                                 712,309,382               180,187,002
                             ----------------------------------------------------------------------------------------------------
                             Beginning of year                                            1,394,801,645             1,214,614,643
                             ----------------------------------------------------------------------------------------------------
                             End of year [including undistributed (overdistributed)
                             net investment income of ($4,537,834) and $9,918,309,
                             respectively]                                               $2,107,111,027            $1,394,801,645
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

14  Oppenheimer Global Fund

-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
                             CLASS A                                                                         CLASS B
-----------------------------------------------------------------------------------------------------------------------------
                             YEAR ENDED                                                                      YEAR ENDED
                             SEPTEMBER 30,                                                                   SEPT. 30,
                             1994    1993    1992    1991    1990    1989    1988    1987    1986    1985    1994    1993(1)
-----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA:
Net asset value, beginning
of period                     $35.04  $30.03  $32.05  $27.63  $30.43  $22.94  $38.29  $28.88  $17.36  $16.47  $34.99  $33.33
-----------------------------------------------------------------------------------------------------------------------------
Income (loss) from
investment operations:
Net investment income            .17     .26     .17     .05     .02     .20     .04     .05     .12     .14     .08     .03
Net realized and unrealized
gain (loss) on investments and
foreign currency transactions   6.10    4.99   (1.50)   6.14     .29    9.11   (9.70)  13.28   11.56    1.71    5.83    1.63
-----------------------------------------------------------------------------------------------------------------------------
Total income (loss) from
investment operations           6.27    5.25   (1.33)   6.19     .31    9.31   (9.66)  13.33   11.68    1.85    5.91    1.66
-----------------------------------------------------------------------------------------------------------------------------
Dividends and distributions
to shareholders:
Dividends from net investment
income                          (.25)   (.12)   (.11)   (.08)   (.11)   (.09)   (.07)   (.11)   (.10)   (.04)   (.18)      --
Distributions from net realized
gain on investments and foreign
currency transactions          (3.37)   (.12)   (.58)  (1.69)  (3.00)  (1.73)  (5.62)  (3.81)   (.06)   (.92)  (3.36)      --
-----------------------------------------------------------------------------------------------------------------------------
Total dividends and
distributions to
shareholders                   (3.62)   (.24)   (.69)  (1.77)  (3.11)  (1.82)  (5.69)  (3.92)   (.16)   (.96)  (3.54)      --
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of
period                        $37.69  $35.04  $30.03  $32.05  $27.63  $30.43  $22.94  $38.29  $28.88  $17.36  $37.36   $34.99
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN, AT NET ASSET
VALUE(2)                       19.19%  17.67%  (4.23)% 23.71%    .79%  42.87% (25.17)% 52.65%  67.63%  12.00%  18.10%
  3.64%
-----------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
(in millions)                 $1,921  $1,389  $1,215  $1,076    $720    $523    $371    $601    $372    $232    $187       $6
-----------------------------------------------------------------------------------------------------------------------------
Average net assets (in
millions)                     $1,711  $1,213  $1,194    $899    $672    $446    $398    $473    $331    $226     $88       $3
-----------------------------------------------------------------------------------------------------------------------------
Number of shares outstanding
at end of period (in
thousands)                    50,955  39,632  40,441  33,585  26,056  17,183  16,191  15,708  12,891  13,347   4,993      172
-----------------------------------------------------------------------------------------------------------------------------
Amount of debt outstanding at
end of period (in thousands)     N/A     $-- $60,000 $60,000 $60,000 $30,000 $30,000 $35,000 $22,000 $14,000     N/A
 N/A
-----------------------------------------------------------------------------------------------------------------------------
Average amount of debt
outstanding throughout each
period (in thousands)            N/A $18,247 $60,000 $60,000 $42,877 $30,000 $31,052 $26,290 $19,058  $3,877     N/A
 N/A
-----------------------------------------------------------------------------------------------------------------------------
Average number of shares
outstanding throughout each
period (in thousands)            N/A  39,853  37,435  30,607  21,982  16,968  17,173  15,099  13,205  14,476     N/A      N/A
-----------------------------------------------------------------------------------------------------------------------------
Average amount of debt per
share outstanding throughout
each period                      N/A    $.46   $1.60   $1.96   $1.95   $1.77   $1.81   $1.74   $1.44    $.27     N/A      N/A
-----------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income (loss)     .38%    .84%    .55%    .22%    .16%    .73%    .15%    .16%    .47%    .81%    (.3%)
1.52%(3)
Expenses                        1.15%   1.18%   1.36%   1.65%   1.68%   1.90%   1.89%   1.49%   1.60%   1.21%    2.08%
 2.40%(3)
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(4)      78.3%   86.9%   18.0%   19.9%   27.2%   62.6%   25.2%   37.0%   25.2%   29.0%    78.3%
 86.9%


1. For the period from August 17, 1993 (inception of offering) to September 30, 1993.
2. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.
3. Annualized.
4. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the year ended September 30, 1994 were $1,557,137,514 and $1,318,260,043, respectively. See accompanying Notes to Financial Statements.


15  Oppenheimer Global Fund

-------------------------------------------------------------------------------
                             NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------
1. SIGNIFICANT               Oppenheimer Global Fund (the Fund) is registered
ACCOUNTING POLICIES          under the Investment Company Act of 1940, as
                             amended, as a diversified, open-end management
                             investment company. The Fund's investment advisor
                             is Oppenheimer Management Corporation (the
                             Manager). The Fund offers both Class A and Class B
                             shares. Class A shares are sold with a front-end
                             sales charge. Class B shares may be subject to a
                             contingent deferred sales charge. Both classes of
                             shares have identical rights to earnings, assets
                             and voting privileges, except that each class has
                             its own distribution and/or service plan, expenses
                             directly attributable to a particular class and
                             exclusive voting rights with respect to matters
                             affecting a single class. Class B shares will
                             automatically convert to Class A shares six years
                             after the date of purchase. The following is a
                             summary of significant accounting policies
                             consistently followed by the Fund.
-------------------------------------------------------------------------------
                             INVESTMENT VALUATION.  Portfolio securities are
                             valued at 4:00 p.m. (New York time) on each
                             trading day. Listed and unlisted securities for
                             which such information is regularly reported are
                             valued at the last sale price of the day or, in
                             the absence of sales, at values based on the
                             closing bid or asked price or the last sale price
                             on the prior trading day. Long-term debt
                             securities are valued by a portfolio pricing
                             service approved by the Board of Trustees.
                             Long-term debt securities which cannot be valued
                             by the approved portfolio pricing service are
                             valued by averaging the mean between the bid and
                             asked prices obtained from two active market
                             makers in such securities. Short-term debt
                             securities having a remaining maturity of 60 days
                             or less are valued at cost (or last determined
                             market value) adjusted for amortization to
                             maturity of any premium or discount. Securities
                             for which market quotes are not readily available
                             are valued under procedures established by the
                             Board of Trustees to determine fair value in good
                             faith. Forward foreign currency contracts are
                             valued at the forward rate on a daily basis.
-------------------------------------------------------------------------------
                             FOREIGN CURRENCY TRANSLATION.  The accounting
                             records of the Fund are maintained in U.S.
                             dollars. Prices of securities denominated in
                             foreign currencies are translated into U.S.
                             dollars at the closing rates of exchange. Amounts
                             related to the purchase and sale of securities and
                             investment income are translated at the rates of
                             exchange prevailing on the respective dates of
                             such transactions.
                                  The Fund generally enters into forward
                             foreign currency exchange contracts as a hedge,
                             upon the purchase or sale of a security
                             denominated in a foreign currency. In addition,
                             the Fund may enter into such contracts as a hedge
                             against changes in foreign currency exchange rates
                             on portfolio positions. A forward exchange
                             contract is a commitment to purchase or sell a
                             foreign currency at a future date, at a negotiated
                             rate. Risks may arise from the potential inability
                             of the counterparty to meet the terms of the
                             contract and from unanticipated movements in the
                             value of a foreign currency relative to the U.S.
                             dollar.
                                  The effect of changes in foreign currency
                             exchange rates on investments is separately
                             identified from the fluctuations arising from
                             changes in market values of securities held and
                             reported with all other foreign currency gains
                             and losses in the Fund's results of operations.
-------------------------------------------------------------------------------
                             REPURCHASE AGREEMENTS.  The Fund requires the
                             custodian to take possession, to have legally
                             segregated in the Federal Reserve Book Entry
                             System or to have segregated within the
                             custodian's vault, all securities held as
                             collateral for repurchase agreements. If the
                             seller of the agreement defaults and the value of
                             the collateral declines, or if the seller enters
                             an insolvency proceeding, realization of the value
                             of the collateral by the Fund may be delayed or
                             limited.
-------------------------------------------------------------------------------
                             ALLOCATION OF INCOME, EXPENSES AND GAINS AND
                             LOSSES.  Income, expenses (other than those
                             attributable to a specific class) and gains and
                             losses are allocated daily to each class of
                             shares based upon the relative proportion of net
                             assets represented by such class. Operating
                             expenses directly attributable to a specific class
                             are charged against the operations of that class.
-------------------------------------------------------------------------------
                             FEDERAL INCOME TAXES.  The Fund intends to
                             continue to comply with provisions of the
                             Internal Revenue Code applicable to regulated
                             investment companies and to distribute all of its
                             taxable income, including any net realized gain on
                             investments not offset by loss carryovers, to
                             shareholders. Therefore, no federal income tax
                             provision is required.
-------------------------------------------------------------------------------
                             TRUSTEES' FEES AND EXPENSES.  The Fund has adopted
                             a nonfunded retirement plan for the Fund's
                             independent trustees. Benefits are based on years
                             of service and fees paid to each trustee during
                             the years of service. During the year ended
                             September 30, 1994, a provision of $9,909 was made
                             for the Fund's projected benefit obligations
                             resulting in an accumulated liability of $168,869.
                             No payments have been made under the plan.
-------------------------------------------------------------------------------
                             DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on the ex-dividend date.


16  Oppenheimer Global Fund

-------------------------------------------------------------------------------



-------------------------------------------------------------------------------
1. SIGNIFICANT                    Change in Accounting for Distributions to
ACCOUNTING POLICIES               Shareholders.  Effective October 1, 1993, the
(CONTINUED)                       Fund adopted Statement of Position 93--2:
                                  Determination, Disclosure, and Financial
                                  Statement Presentation of Income, Capital
                                  Gain, and Return of Capital Distributions
                                  by Investment Companies. As a result, the
                                  Fund changed the classification of
                                  distributions to shareholders to better
                                  disclose the differences between financial
                                  statement amounts and distributions
                                  determined in accordance with income tax
                                  regulations. Accordingly, subsequent to
                                  September 30, 1993, amounts have been
                                  reclassified to reflect an increase in
                                  paid-in capital of $37,660,570, a decrease
                                  in undistributed net investment income of
                                  $10,130,636, and a decrease in undistributed
                                  capital gain on investments of $27,529,934.
                                  During the year ended September 30, 1994, in
                                  accordance with Statement of Position 93--2,
                                  undistributed net investment loss was
                                  increased by $321,799 and undistributed
                                  capital gain was increased by $321,799.
-------------------------------------------------------------------------------
                                  OTHER.  Investment transactions are accounted
                                  for on the date the investments are purchased
                                  or sold (trade date) and dividend income is
                                  recorded on the ex-dividend date. Discount on
                                  securities purchased is amortized over the
                                  life of the respective securities, in
                                  accordance with federal income tax
                                  requirements. Realized gains and losses on
                                  investments and unrealized appreciation and
                                  depreciation are determined on an identified
                                  cost basis, which is the same basis used for
                                  federal income tax purposes.
-------------------------------------------------------------------------------
2. SHARES OF                      The Fund has authorized an unlimited number
BENEFICIAL INTEREST               of no par value shares of beneficial interest
                                  of each class. Transactions in shares of beneficial interest were as follows:

                                  Year Ended September 30, 1994                Year Ended September 30, 1993(1)
                                  -----------------------------                --------------------------------
                                  Shares                Amount                 Shares             Amount
---------------------------------------------------------------------------------------------------------------
Class A:
Sold                              17,855,832             $660,092,556          9,261,030          $281,817,220
Dividends and distributions
 reinvested                       4,104,346               137,249,235            324,902             9,233,707
Redeemed                        (10,636,826)             (389,553,210)       (10,395,776)         (313,075,662)
                                ------------             -------------       ------------         -------------
Net increase (decrease)          11,323,352              $407,788,581           (809,844)         $(22,024,735)
                                ------------             -------------       ------------         -------------
                                ------------             -------------       ------------         -------------
-----------------------------------------------------------------------------------------------------------------------
Class B:
Sold                              5,282,343               $194,604,861           174,932            $6,018,401
Dividends and distributions
 reinvested                          46,691                  1,559,020                --                    --
Redeemed                           (508,033)               (18,447,566)           (2,650)              (63,735)
                                  ----------              -------------          --------          -----------
Net increase                      4,821,001               $177,716,315           172,282            $5,954,666
                                  ----------              -------------          --------          -----------


1. For the year ended September 30, 1993 for Class A shares and for the period from August 17, 1993 (inception of offering) to September 30, 1993 for Class B shares.

-------------------------------------------------------------------------------
3. UNREALIZED GAINS AND           At September 30, 1994, net unrealized
LOSSES ON INVESTMENTS             appreciation on investments of $314,071,002
                                  was composed of gross appreciation of
                                  $348,141,897, and gross depreciation of
                                  $34,070,895.
-------------------------------------------------------------------------------
4. MANAGEMENT FEES AND            Management fees paid to the Manager were in
OTHER TRANSACTIONS                accordance with the investment advisory
WITH AFFILIATES                   agreement with the Fund which provides for an
                                  annual fee of .80% on the first $250 million of net assets, .77% on the next $250 million, .75% on the next $500 million, .69% on the next $1 billion and .67% on net assets in excess of $2 billion. Prior to June 27, 1994, management fees were as follows: .75% on the first $200 million of net assets with a reduction of .03% on each $200 million thereafter to $800 million, .60% on the next
                                  $200 million and .57% on net assets in excess of $1 billion. The Manager has agreed to reimburse the Fund if aggregate expenses
                                  (with specified exceptions) exceed the most stringent applicable regulatory limit on Fund expenses.
                                       For the year ended September 30, 1994,
                                  commissions (sales charges paid by investors) on sales of Class A shares totaled $8,458,588, of which $2,717,037 was retained by Oppenheimer Funds Distributor, Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by an affiliated broker/dealer. During the year ended
                                  September 30, 1994, OFDI received contingent deferred sales charges of $113,861 upon redemption of Class B shares, as reimbursement for sales commissions advanced by OFDI at the time of sale of such shares.
                                       Oppenheimer Shareholder Services (OSS),
                                  a division of the Manager, is the transfer and shareholder servicing agent for the Fund, and for other registered investment companies.
                                  OSS's total costs of providing such services are allocated ratably to these companies.
                                       Under separate approved plans, each
                                  class may expend up to .25% of its net assets annually to reimburse OFDI for costs incurred in connection with the personal service and maintenance of

17  Oppenheimer Global Fund

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS  (Continued)
-------------------------------------------------------------------------------
4. MANAGEMENT FEES AND OTHER      accounts that hold shares of the Fund,
TRANSACTIONS WITH AFFILIATES      including amounts paid to brokers, dealers,
(CONTINUED)                       banks and other financial institutions. In
                                  addition, Class B shares are subject to
                                  an asset-based sales charge of .75% of net
                                  assets annually, to reimburse OFDI for sales
                                  commissions paid from its own resources at
                                  the time of sale and associated financing
                                  costs. In the event of termination or
                                  discontinuance of the Class B plan, the
                                  Board of Trustees may allow the Fund to
                                  continue payment of the asset-based sales
                                  charge to OFDI for distribution expenses
                                  incurred on Class B shares sold prior to
                                  termination or discontinuance of the plan.
                                  During the year ended September 30, 1994,
                                  OFDI paid $147,794 and $286, respectively,
                                  to an affiliated broker/dealer as
                                  reimbursement for Class A and Class B
                                  personal service and maintenance expenses
                                  and retained $940,937 as reimbursement for
                                  Class B sales commissions and service fee
                                  advances, as well as financing costs.
-------------------------------------------------------------------------------
5. SECURITIES LOANED              The Fund has entered into a securities
                                  lending arrangement with the custodian.
                                  Under the terms of the agreement, the Fund receives an annual fee of $500,000, plus 25% of the annual net income from lending transactions in excess of $1,500,000. In exchange for such fees, the custodian is authorized to loan securities on behalf of the Fund, against receipt of cash collateral at least equal in value to the value of the securities loaned. The collateral is invested by the custodian in money market instruments approved by the Manager. As of September 30, 1994, the Fund had on loan securities valued at $132,497,560. Cash of $129,191,075 was received as collateral for the loans, and has been invested in the approved instruments identified below. U.S. Treasury Notes valued at $3,306,485 were also received as collateral. The Fund bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment.

                                                                                                       Valuation as of
Security                                                                                            September 30, 1994
----------------------------------------------------------------------------------------------------------------------
Repurchase agreement with First Boston Corp., 5.08%, dated 9/27/94 and maturing on 12/30/94, collateralized by U.S. Treasury Bonds, STRIPS, 0%, 11/15/11, with
a value of $24,472,000                                                                                $24,472,000
-----------------------------------------------------------------------------------------------------------------------
Repurchase agreement with Merrill Lynch, 5.25%, dated 9/30/94 and maturing
10/3/94, collateralized by U.S. Treasury Bonds, STRIPS, 0%, 8/15/11--8/15/14,
with a value of $103,529,000                                                                         $103,529,000
U.S. Treasury Nts., 5.875%, 3/31/99                                                                     3,306,485
Cash on hand                                                                                            1,190,075
-----------------------------------------------------------------------------------------------------------------------
Collateral for securities loaned and cash on hand                                                    $132,497,560
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------


6. RESTRICTED SECURITIES          The Fund owns securities purchased in private
                                  placement transactions, without registration under the Securities Act of 1933 (the Act).
                                  The securities are valued under methods
                                  approved by the Board of Trustees as
                                  reflecting fair value. The Fund intends to invest no more than 10% of its net assets
                                  (determined at the time of purchase) in
                                  restricted and illiquid securities, excluding securities eligible for resale pursuant to Rule 144A of the Act that are determined to be liquid by the Board of Trustees or by the Manager under Board-approved guidelines.
                                  Restricted and illiquid securities, excluding securities eligible for resale pursuant to Rule 144A of the Act amount to $25,283,757, or 1.2% of the Fund's net assets, at September 30, 1994. Illiquid and/or restricted securities, including those restricted securities that are transferable under Rule 144A of the Act are listed below.

                                                                                                  Valuation Per Unit as
Security                                    Acquisition Date          Cost Per Unit               of September 30, 1994
-----------------------------------------------------------------------------------------------------------------------
Banco Nacional de Mexico SA, 7% Exch.
Sub. Debs., 12/15/99(1)                             12/1/92           $100.00                      $116.13
-----------------------------------------------------------------------------------------------------------------------
Clinica y Maternidad Suizo Argentina SA              4/12/94          $3,883.33                    $4,161.44
-----------------------------------------------------------------------------------------------------------------------
Grupo Televisa SA, Sponsored ADR(1)         3/26/93--4/22/93          $38.37                       $57.88
-----------------------------------------------------------------------------------------------------------------------
Hansol Paper Ltd., Sponsored GDR(1)                   2/4/93          $13.46                       $29.00
-----------------------------------------------------------------------------------------------------------------------
International Container Terminal
Services, Inc., 6% Cv. Sr. Nts., 2/19/00(1)          2/19/93          $100.00                      $140.00
-----------------------------------------------------------------------------------------------------------------------
Kia Motors Corp. GDS(1)                      5/6/94--8/11/94          $27.39                       $23.50
-----------------------------------------------------------------------------------------------------------------------
PT Panin Bank(1)                            7/28/93--9/22/94          $1.02                        $1.83
-----------------------------------------------------------------------------------------------------------------------
Pakistan Telecommunications, GDR(1)         9/19/94--9/30/94          $185.30                      $193.50
-----------------------------------------------------------------------------------------------------------------------
Plant Genetics Systems International NV              5/27/92          $11.18                       $9.33
-----------------------------------------------------------------------------------------------------------------------
Quintiles Transnational Corp.                         8/2/93          $17.27                       $24.19
-----------------------------------------------------------------------------------------------------------------------
Taipei Fund Cl. B, IDR                      12/20/93--3/4/94          $71,203.69                   $94,250.00
-----------------------------------------------------------------------------------------------------------------------
Tung Ho Steel Enterprise Corp., GDR(1)                9/9/94          $17.20                       $17.00
-----------------------------------------------------------------------------------------------------------------------
VA Technologie AG(1)                        8/26/94--9/13/94          $105.45                      $99.74
-----------------------------------------------------------------------------------------------------------------------
Voest-Alpine Eisenbahnsysteme AG(1)        7/19/93--12/20/93          $104.51                      $123.19
-----------------------------------------------------------------------------------------------------------------------
WPP Group PLC(1)                                      9/5/94          $1.79                        $1.72

1. Transferable under Rule 144A of the Act.

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS   March 31, 1995 (Unaudited)
--------------------------------------------------------------------------------

                                                                                 FACE              MARKET VALUE
                                                                                AMOUNT             SEE NOTE 1
==========================================================
=====================================================
FOREIGN GOVERNMENT OBLIGATIONS--2.2%
---------------------------------------------------------------------------------------------------------------
Argentina (Republic of) Par Bonds, 4.25%, 3/31/23 (Cost $49,078,441)(1)         $118,000,000     $   48,158,750


==========================================================
=====================================================
CONVERTIBLE CORPORATE BONDS AND NOTES--0.1%
---------------------------------------------------------------------------------------------------------------
International Container Terminal Services, Inc., 6% Cv. Sr. Nts.,
2/19/00 (Cost $2,000,000)(2)                                                       2,000,000          1,900,000


                                                                                SHARES
==========================================================
=====================================================
COMMON STOCKS--83.6%
---------------------------------------------------------------------------------------------------------------
BASIC MATERIALS--4.7%
---------------------------------------------------------------------------------------------------------------
CHEMICALS--0.9%
Minerals Technologies, Inc.                                                          615,000         19,833,750
---------------------------------------------------------------------------------------------------------------
METALS--1.8%
Dofasco, Inc.                                                                        619,600          7,840,242
---------------------------------------------------------------------------------------------------------------
Kangwon Industrial Co. Ltd.                                                          264,599          5,209,042
---------------------------------------------------------------------------------------------------------------
Pohang Iron & Steel Co. Ltd.                                                         100,000          9,950,945
---------------------------------------------------------------------------------------------------------------
Tung Ho Steel Enterprise Corp., GDR                                                  300,000          6,450,000
---------------------------------------------------------------------------------------------------------------
Ugine SA                                                                             150,000         10,164,752
                                                                                                 --------------
                                                                                                     39,614,981

---------------------------------------------------------------------------------------------------------------
PAPER--2.0%
Corticeira Amorim, SA                                                                496,100          7,904,602
---------------------------------------------------------------------------------------------------------------
Hansol Paper Ltd., Sponsored GDR(2)                                                  463,238         10,649,470
---------------------------------------------------------------------------------------------------------------
Stora Kopparbergs Bergslags AB(7)                                                    235,350         14,050,695
---------------------------------------------------------------------------------------------------------------
Svenska Cellulosa AB(7)                                                              600,000          9,525,067
                                                                                                 --------------
                                                                                                     42,129,834

---------------------------------------------------------------------------------------------------------------
CONSUMER CYCLICALS--13.1%
---------------------------------------------------------------------------------------------------------------
AUTOS AND HOUSING--4.3%
General Motors Corp.                                                                 750,000         33,187,500
---------------------------------------------------------------------------------------------------------------
Philips Electronics NV                                                             1,249,600         42,801,290
---------------------------------------------------------------------------------------------------------------
PT Astra International                                                               327,000            474,866
---------------------------------------------------------------------------------------------------------------
Volvo AB, Series B Free(7)                                                         1,000,000         17,299,801
                                                                                                 --------------
                                                                                                     93,763,457

---------------------------------------------------------------------------------------------------------------
LEISURE AND ENTERTAINMENT--3.4%
Euro Disneyland SCA(3)(7)                                                          3,000,000          8,069,250
---------------------------------------------------------------------------------------------------------------
Genting Berhad                                                                     1,000,000          9,003,040
---------------------------------------------------------------------------------------------------------------
King World Productions, Inc.(3)                                                      265,200         10,442,250
---------------------------------------------------------------------------------------------------------------
Nintendo Co.(7)                                                                      641,600         39,283,125
---------------------------------------------------------------------------------------------------------------
Vienna International Airport                                                         150,000          6,915,290
                                                                                                 --------------
                                                                                                     73,712,955

MEDIA--4.4%
Carlton Communications PLC                                                         1,500,000         22,501,869
---------------------------------------------------------------------------------------------------------------
Comcast Corp.                                                                        850,200         13,231,238
---------------------------------------------------------------------------------------------------------------
Comcast Corp., Cl. A Special                                                         406,000          6,343,750
---------------------------------------------------------------------------------------------------------------
News Corp. Ltd., ADR(7)                                                            1,400,100         26,776,913
---------------------------------------------------------------------------------------------------------------
Scandinavian Broadcasting System SA                                                  325,000          7,475,000
---------------------------------------------------------------------------------------------------------------
Telewest Communications PLC, ADR                                                     399,400         10,933,575
---------------------------------------------------------------------------------------------------------------
WPP Group PLC                                                                      2,737,000          4,547,185
---------------------------------------------------------------------------------------------------------------
WPP Group PLC(2)                                                                   2,233,000          3,709,852
                                                                                                 --------------
                                                                                                     95,519,382



6  Oppenheimer Global Fund

                                                                                                   MARKET VALUE
                                                                                SHARES             SEE NOTE 1
==========================================================
=====================================================
RETAIL: GENERAL--0.7%
Cifra SA de C.V.                                                                     500,000     $     629,933
---------------------------------------------------------------------------------------------------------------
Rinascente SpA, Ordinary(7)                                                          557,000          2,783,195
---------------------------------------------------------------------------------------------------------------
Sonae Industria E. Investimentos(3)                                                  489,000         11,839,654
                                                                                                 --------------
                                                                                                     15,252,782

---------------------------------------------------------------------------------------------------------------
RETAIL: SPECIALTY--0.3%
Giordano Holdings Ltd.                                                             3,763,200          2,506,466
---------------------------------------------------------------------------------------------------------------
Vereinigte Baubeschlag                                                                10,000          3,244,447
                                                                                                 --------------
                                                                                                      5,750,913

---------------------------------------------------------------------------------------------------------------
CONSUMER NON-CYCLICALS--12.0%
---------------------------------------------------------------------------------------------------------------
BEVERAGES--1.2%
Jinro Ltd.                                                                          219,729           6,773,151
---------------------------------------------------------------------------------------------------------------
LVMH Moet Hennessy Louis Vuitton                                                    100,000          19,662,280
                                                                                                 --------------
                                                                                                     26,435,431

---------------------------------------------------------------------------------------------------------------
FOOD--0.9%
Dairy Farm International Holdings Ltd.                                            8,000,000          10,240,000
---------------------------------------------------------------------------------------------------------------
Molinos Rio de la Plata SA, Cl. B(3)                                                326,700           1,650,241
---------------------------------------------------------------------------------------------------------------
PT Indofood Sukses Makmur                                                         1,392,500           4,790,996
---------------------------------------------------------------------------------------------------------------
PT Sinar Mass Agro Resources & Technology                                         3,000,000           3,250,670
                                                                                                 --------------
                                                                                                     19,931,907

---------------------------------------------------------------------------------------------------------------
HEALTHCARE/DRUGS--7.4%
Amgen, Inc.(3)                                                                      200,000          13,475,000
---------------------------------------------------------------------------------------------------------------
Astra AB Free, Series A(7)                                                          700,000          18,615,943
---------------------------------------------------------------------------------------------------------------
Genzyme Corp.(3)                                                                    700,435          27,141,856
---------------------------------------------------------------------------------------------------------------
Gillette Co.                                                                        150,000          12,243,750
---------------------------------------------------------------------------------------------------------------
Johnson & Johnson                                                                   400,000          23,800,000
---------------------------------------------------------------------------------------------------------------
K-V Pharmaceutical Co., Cl. A(4)                                                    376,800           2,496,300
---------------------------------------------------------------------------------------------------------------
K-V Pharmaceutical Co., Cl. B(4)                                                    264,900           1,754,963
---------------------------------------------------------------------------------------------------------------
Plant Genetics Systems International NV(3)(6)                                       637,280           3,934,095
---------------------------------------------------------------------------------------------------------------
Plant Genetics Systems International NV(3)(6)                                       250,000           3,204,588
---------------------------------------------------------------------------------------------------------------
Quintiles Transnational Corp.(6)                                                    318,473          10,390,182
---------------------------------------------------------------------------------------------------------------
Schering AG                                                                          30,820          22,858,957
---------------------------------------------------------------------------------------------------------------
Sumitomo Chemical Co. Ltd.                                                        1,800,000           9,583,328
---------------------------------------------------------------------------------------------------------------
Takeda Chemical Industries Ltd.                                                     886,000          11,690,270
                                                                                                 --------------
                                                                                                    161,189,232

---------------------------------------------------------------------------------------------------------------
HEALTHCARE/SUPPLIES & SERVICES--2.5%
Clinica y Maternidad Suizo Argentino(6)                                               1,800           8,034,318
---------------------------------------------------------------------------------------------------------------
Community Psychiatric Centers                                                       100,000           1,287,500
---------------------------------------------------------------------------------------------------------------
Pharmacia AB                                                                        967,400          17,195,243
---------------------------------------------------------------------------------------------------------------
Stryker Corp.                                                                       300,000          13,725,000
---------------------------------------------------------------------------------------------------------------
Takare PLC                                                                        4,000,000          13,681,918
                                                                                                 --------------
                                                                                                     53,923,979

7  Oppenheimer Global Fund

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS   (Unaudited) (Continued)
--------------------------------------------------------------------------------

                                                                                                   MARKET VALUE
                                                                                SHARES             SEE NOTE 1
---------------------------------------------------------------------------------------------------------------
ENERGY--7.2%
---------------------------------------------------------------------------------------------------------------
ENERGY SERVICES & PRODUCERS--1.9%
Baker Hughes, Inc.                                                                   500,000     $   10,187,500
---------------------------------------------------------------------------------------------------------------
Global Marine, Inc.(3)                                                             2,135,000          9,073,750
---------------------------------------------------------------------------------------------------------------
McDermott International, Inc.                                                        260,000          7,117,500
---------------------------------------------------------------------------------------------------------------
Petroleum Geo-Services AS(3)                                                         506,500         11,357,430
---------------------------------------------------------------------------------------------------------------
Transocean Drilling AS(3)                                                            410,000          4,346,054
                                                                                                 --------------
                                                                                                     42,082,234

---------------------------------------------------------------------------------------------------------------
OIL--INTEGRATED--5.3%
British Petroleum Co. PLC                                                            181,000         15,181,375
---------------------------------------------------------------------------------------------------------------
Chilectra Metropolitana SA                                                            95,100          4,583,554
---------------------------------------------------------------------------------------------------------------
Compagnie Francaise de Petroleum Total                                               175,000         10,465,004
---------------------------------------------------------------------------------------------------------------
OeMV AG(3)                                                                           150,000         15,123,302
---------------------------------------------------------------------------------------------------------------
Repsol SA                                                                            325,000          9,259,916
---------------------------------------------------------------------------------------------------------------
Royal Dutch Petroleum Co.                                                            237,100         28,452,000
---------------------------------------------------------------------------------------------------------------
YPF Sociedad Anonima, Sponsored ADR                                                1,035,300         19,670,700
---------------------------------------------------------------------------------------------------------------
YuKong Ltd.                                                                          250,000         11,073,694
                                                                                                 --------------
                                                                                                    113,809,545

---------------------------------------------------------------------------------------------------------------
FINANCIAL--12.6%
---------------------------------------------------------------------------------------------------------------
BANKS--7.6%
Banco Bradesco SA                                                                983,520,000          6,589,392
---------------------------------------------------------------------------------------------------------------
Banco de Galicia, Series B                                                           500,000          1,925,474
---------------------------------------------------------------------------------------------------------------
Banco Frances del Rio de la Plata SA                                                 300,000          1,830,450
---------------------------------------------------------------------------------------------------------------
Banco Latinoamericano de Exportaciones SA, Cl. E                                     250,000          6,375,000
---------------------------------------------------------------------------------------------------------------
Banco Portugues de Investimento                                                      649,800         11,569,000
---------------------------------------------------------------------------------------------------------------
Bank Bali                                                                          1,815,500          3,407,104
---------------------------------------------------------------------------------------------------------------
BankAmerica Corp.                                                                    250,000         12,062,500
---------------------------------------------------------------------------------------------------------------
Chase Manhattan Corp.                                                                300,000         10,687,500
---------------------------------------------------------------------------------------------------------------
Chemical Banking Corp.                                                               300,000         11,325,000
---------------------------------------------------------------------------------------------------------------
Citicorp                                                                             632,300         26,872,750
---------------------------------------------------------------------------------------------------------------
Credit Local de France                                                               150,000         12,604,293
---------------------------------------------------------------------------------------------------------------
Industrial Finance Corp.                                                           4,679,999          9,492,903
---------------------------------------------------------------------------------------------------------------
J.P. Morgan & Co., Inc.                                                              170,000         10,370,000
---------------------------------------------------------------------------------------------------------------
Korea First Bank                                                                     518,889          5,483,919
---------------------------------------------------------------------------------------------------------------
Northern Trust Corp.                                                                 300,000         10,537,500
---------------------------------------------------------------------------------------------------------------
PT Lippo Bank                                                                      2,995,000          4,014,745
---------------------------------------------------------------------------------------------------------------
PT Panin Bank(2)                                                                   3,975,000          5,061,997
---------------------------------------------------------------------------------------------------------------
Turkiye Garanti Bankasi AS, Sponsored ADR(2)                                       4,692,750         15,568,199
                                                                                                 --------------
                                                                                                    165,777,726

---------------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL--2.3%
American Express Co.                                                                 440,000         15,345,000
---------------------------------------------------------------------------------------------------------------
First NIS Regional Fund(8)                                                         1,320,000          4,620,000
---------------------------------------------------------------------------------------------------------------
H & R Block Inc.                                                                     200,000          8,675,000
---------------------------------------------------------------------------------------------------------------
Merrill Lynch & Co., Inc.                                                            300,000         12,787,500
---------------------------------------------------------------------------------------------------------------
SG Warburg & Co., Inc. Ords.                                                         760,000          8,875,656
                                                                                                 --------------
                                                                                                     50,303,156


8  Oppenheimer Global Fund

                                                                                                   MARKET VALUE
                                                                                SHARES             SEE NOTE 1
---------------------------------------------------------------------------------------------------------------
INSURANCE--2.7%
American International Group, Inc.                                                   200,000     $   20,850,000
---------------------------------------------------------------------------------------------------------------
Marschollek, Lautenschlaeger und Partner AG                                            9,500          5,671,571
---------------------------------------------------------------------------------------------------------------
National Mutual Asia Ltd.(3)                                                       7,001,000          4,323,452
---------------------------------------------------------------------------------------------------------------
Swiss Reinsurance                                                                     40,000         26,748,511
                                                                                                 --------------
                                                                                                     57,593,534

---------------------------------------------------------------------------------------------------------------
INDUSTRIAL--15.1%
---------------------------------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT--0.3%
LEM Holdings SA(4)                                                                    27,300          7,806,622
---------------------------------------------------------------------------------------------------------------
INDUSTRIAL MATERIALS--1.4%
Cimentos de Portugal SA                                                              574,000         10,796,046
---------------------------------------------------------------------------------------------------------------
International de Ceramica--UB(4)                                                     770,000          1,032,017
---------------------------------------------------------------------------------------------------------------
Juan Minetti SA                                                                    1,179,400          4,010,947
---------------------------------------------------------------------------------------------------------------
Stone Container Corp.                                                                600,000         13,725,000
                                                                                                 --------------
                                                                                                     29,564,010

---------------------------------------------------------------------------------------------------------------
INDUSTRIAL SERVICES--4.6%
Adia SA                                                                               65,000         11,948,911
---------------------------------------------------------------------------------------------------------------
First Data Corp.                                                                      92,500          4,798,438
---------------------------------------------------------------------------------------------------------------
Foster Wheeler Corp.                                                                 200,000          6,775,000
---------------------------------------------------------------------------------------------------------------
Grontmij NV(4)                                                                       205,612          7,916,228
---------------------------------------------------------------------------------------------------------------
IHC Caland NV                                                                        555,700         13,912,133
---------------------------------------------------------------------------------------------------------------
ISS International Service System AS, Series B                                        800,000         21,820,786
---------------------------------------------------------------------------------------------------------------
Raito Kogyo Co. Ltd.                                                                 770,000         18,537,027
---------------------------------------------------------------------------------------------------------------
WMX Technologies, Inc.                                                               500,000         13,750,000
                                                                                                 --------------
                                                                                                     99,458,523

---------------------------------------------------------------------------------------------------------------
MANUFACTURING--5.7%
Autoliv AB(3)                                                                        253,000          9,577,577
---------------------------------------------------------------------------------------------------------------
Bobst Bearers AG                                                                      11,180         15,488,560
---------------------------------------------------------------------------------------------------------------
Bombardier, Inc.                                                                      26,200            504,295
---------------------------------------------------------------------------------------------------------------
Buderus AG(7)                                                                         32,000         16,836,050
---------------------------------------------------------------------------------------------------------------
CBI Industries, Inc.                                                                 385,000          9,865,625
---------------------------------------------------------------------------------------------------------------
Commercial del Plata                                                               1,921,200          4,170,030
---------------------------------------------------------------------------------------------------------------
Compagnie Generale des Eaux                                                          150,000         15,275,277
---------------------------------------------------------------------------------------------------------------
Jardine Matheson Holdings(7)                                                       1,168,000         10,512,000
---------------------------------------------------------------------------------------------------------------
Madeco SA, ADR(7)                                                                    100,000          2,350,000
---------------------------------------------------------------------------------------------------------------
Mitsubishi Heavy Industries Ltd.                                                   1,784,000         12,863,789
---------------------------------------------------------------------------------------------------------------
Plettac AG                                                                             5,500          3,074,552
---------------------------------------------------------------------------------------------------------------
Powerscreen International PLC                                                        920,000          3,746,240
---------------------------------------------------------------------------------------------------------------
Tampella AB(3)                                                                       942,000          2,038,088
---------------------------------------------------------------------------------------------------------------
VAE Eisenbahnsysteme AG(2)                                                            50,733          4,925,364
---------------------------------------------------------------------------------------------------------------
Valmet Corp., Cl. A(3)                                                               620,000         12,116,020
                                                                                                 --------------
                                                                                                    123,343,467

9  Oppenheimer Global Fund

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS   (Unaudited) (Continued)
--------------------------------------------------------------------------------

                                                                                                   MARKET VALUE
                                                                                SHARES             SEE NOTE 1
---------------------------------------------------------------------------------------------------------------
TRANSPORTATION--3.1%
Brambles Industries Ltd.(7)                                                        1,450,000     $   13,443,504
---------------------------------------------------------------------------------------------------------------
Kvaerner AS                                                                          685,600         29,852,451
---------------------------------------------------------------------------------------------------------------
Lisnave-Estaleiros Navais de Lisbona SA(3)                                           827,500          4,052,942
---------------------------------------------------------------------------------------------------------------
Malaysian International Shipping Corp.                                             1,499,999          4,323,825
---------------------------------------------------------------------------------------------------------------
Singmarine Industries Ltd.                                                         2,500,000          6,233,558
---------------------------------------------------------------------------------------------------------------
Unitor Ships Service AS                                                              600,000          8,512,722
                                                                                                 --------------
                                                                                                     66,419,002

---------------------------------------------------------------------------------------------------------------
TECHNOLOGY--14.8%
---------------------------------------------------------------------------------------------------------------
COMPUTER HARDWARE--3.0%
Canon USA, Inc.                                                                      500,000          8,275,458
---------------------------------------------------------------------------------------------------------------
Digital Equipment Corp.                                                              600,000         22,725,000
---------------------------------------------------------------------------------------------------------------
International Business Machines Corp.                                                399,700         32,725,438
                                                                                                 --------------
                                                                                                     63,725,896

---------------------------------------------------------------------------------------------------------------
COMPUTER SOFTWARE--1.1%
Microsoft Corp.(3)                                                                   275,000         19,559,375
---------------------------------------------------------------------------------------------------------------
Oracle Systems Corp.(3)                                                              142,500         4,453,1252
                                                                                                 --------------
                                                                                                      4,012,500

---------------------------------------------------------------------------------------------------------------
ELECTRONICS--3.7%
Advanced Micro Devices, Inc.(3)                                                      758,300         25,687,413
---------------------------------------------------------------------------------------------------------------
General Motors Corp., Cl. H                                                          400,000         16,500,000
---------------------------------------------------------------------------------------------------------------
Hewlett-Packard Co.                                                                  100,000         12,037,500
---------------------------------------------------------------------------------------------------------------
Intel Corp.                                                                          120,000         10,185,000
---------------------------------------------------------------------------------------------------------------
Motorola, Inc.                                                                       300,000         16,387,500
                                                                                                 --------------
                                                                                                     80,797,413

---------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS-TECHNOLOGY--7.0%
Airtouch Communications, Inc.(3)                                                     600,000         16,350,000
---------------------------------------------------------------------------------------------------------------
AT&T Corp.                                                                           600,000         31,050,000
---------------------------------------------------------------------------------------------------------------
Cisco Systems, Inc.(3)                                                               400,000         15,250,000
---------------------------------------------------------------------------------------------------------------
Kinnevik Investments AB Free, Series B(7)                                            400,000         12,211,624
---------------------------------------------------------------------------------------------------------------
Korea Mobile Telecommunications Corp.                                                 17,019         12,807,132
---------------------------------------------------------------------------------------------------------------
Korea Mobile Telecommunications GDR(2)                                               120,000          3,217,500
---------------------------------------------------------------------------------------------------------------
Millicom International Cellular SA                                                 1,001,256         26,533,284
---------------------------------------------------------------------------------------------------------------
Millicom, Inc.                                                                       207,000                 --
---------------------------------------------------------------------------------------------------------------
Pakistan Telecommunications, GDR(2)(3)                                                38,300          3,523,600
---------------------------------------------------------------------------------------------------------------
Petersburg Long Distance, Inc.(7)                                                  1,259,000          7,554,000
---------------------------------------------------------------------------------------------------------------
Shinawatra Computer & Communication PLC                                               50,000          1,070,995
---------------------------------------------------------------------------------------------------------------
Technology Resources Industries Berhad                                               814,000          2,330,326
---------------------------------------------------------------------------------------------------------------
Vodafone Group                                                                     6,242,655         20,183,550
                                                                                                 --------------
                                                                                                    152,082,011

---------------------------------------------------------------------------------------------------------------
UTILITIES--4.1%
---------------------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES--1.9%
Korea Electric Power Co.                                                             500,000         17,420,022
---------------------------------------------------------------------------------------------------------------
Sithe Energies, Inc.                                                                 240,600          2,225,550
---------------------------------------------------------------------------------------------------------------
Veba AG(7)                                                                            60,000         21,878,096
                                                                                                 --------------
                                                                                                     41,523,668



10  Oppenheimer Global Fund


                                                                                                   MARKET VALUE
                                                                                SHARES             SEE NOTE 1
---------------------------------------------------------------------------------------------------------------
GAS UTILITIES--0.5%
Hong Kong & China Gas                                                              6,000,000     $   10,708,473
---------------------------------------------------------------------------------------------------------------

TELEPHONE UTILITIES--1.7%
Compania Peruana de Telefonos SA                                                   1,866,700          2,289,432
---------------------------------------------------------------------------------------------------------------
Telecom Italia SpA(7)                                                              8,000,000         18,714,276
---------------------------------------------------------------------------------------------------------------
Telecommunication de Argentina, Cl. B                                              1,500,000          6,526,606
---------------------------------------------------------------------------------------------------------------
Telefonica de Argentina SA, Sponsored ADR(7)                                         360,000          8,685,000
                                                                                                 --------------
                                                                                                     36,215,314
                                                                                                 --------------
Total Common Stocks (Cost $1,624,593,221)                                                         1,812,281,697

==========================================================
=====================================================
PREFERRED STOCKS--3.7%
---------------------------------------------------------------------------------------------------------------
Fiat SpA(3)                                                                       10,014,500         24,370,917
---------------------------------------------------------------------------------------------------------------
Rhoen Klinikum AG                                                                     31,014         21,756,386
---------------------------------------------------------------------------------------------------------------
Spar Handels AG, Non-Vtg.                                                             80,580         20,078,875
---------------------------------------------------------------------------------------------------------------
Telecomunicacoes Brasileiras SA                                                  504,600,000         13,612,889
                                                                                                 --------------
Total Preferred Stocks (Cost $63,589,221)                                                            79,819,067

                                                                                UNITS
==========================================================
=====================================================
RIGHTS, WARRANTS AND CERTIFICATES--0.0%
---------------------------------------------------------------------------------------------------------------
American Satellite Networks Wts., Exp. 6/99                                           51,750                 --
---------------------------------------------------------------------------------------------------------------
Plant Genetics, Inc. Wts., Exp. 6/99(6)                                              187,500            390,973
                                                                                                 --------------
Total Rights, Warrants and Certificates (Cost $0)                                                       390,973

                                                                                FACE
                                                                                AMOUNT
==========================================================
=====================================================
REPURCHASE AGREEMENTS--10.6%
---------------------------------------------------------------------------------------------------------------
Repurchase agreement with First Chicago Capital Markets, 6.25%, dated 3/31/95, to be repurchased at $229,519,479 on 4/3/95, collateralized by U.S. Treasury Nts., 4.75%--8.875%, 5/15/96--10/31/99, with a value of
$200,169,539 and U.S. Treasury Bonds, 8.125%--12.50%, 8/15/14--8/15/19,
with a value of $34,067,765 (Cost $229,400,000)                                 $229,400,000        229,400,000
---------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST $1,968,660,883)                                      100.2%     2,171,950,487
---------------------------------------------------------------------------------------------------------------
LIABILITIES IN EXCESS OF OTHER ASSETS                                                   (0.2)        (4,468,550)
                                                                                ------------     --------------
NET ASSETS                                                                             100.0%    $2,167,481,937
                                                                                ============     ==============


Distribution of investments by country of issue, as a percentage of total investments at value, is as follows:

COUNTRY                                                                       MARKET VALUE              PERCENT
---------------------------------------------------------------------------------------------------------------
United States                                                                 $  885,227,783               40.7%
---------------------------------------------------------------------------------------------------------------
Germany                                                                          115,398,935                5.3
---------------------------------------------------------------------------------------------------------------
Sweden                                                                           105,950,949                4.9
---------------------------------------------------------------------------------------------------------------
Argentina                                                                        104,662,515                4.8
---------------------------------------------------------------------------------------------------------------
Great Britain                                                                    103,361,220                4.8
---------------------------------------------------------------------------------------------------------------
Japan                                                                            100,232,999                4.6
---------------------------------------------------------------------------------------------------------------
Netherlands                                                                       96,677,212                4.4
---------------------------------------------------------------------------------------------------------------
Korea, Republic of (South)                                                        82,584,878                3.8
---------------------------------------------------------------------------------------------------------------
France                                                                            76,240,856                3.5
---------------------------------------------------------------------------------------------------------------
Switzerland                                                                       61,992,604                2.9
---------------------------------------------------------------------------------------------------------------
Norway                                                                            54,068,657                2.5
---------------------------------------------------------------------------------------------------------------
Portugal                                                                          46,162,245                2.1
---------------------------------------------------------------------------------------------------------------
Italy                                                                             45,868,388                2.1

11  Oppenheimer Global Fund

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS   (Unaudited) (Continued)
--------------------------------------------------------------------------------

COUNTRY                                                                       MARKET VALUE              PERCENT
---------------------------------------------------------------------------------------------------------------
Australia                                                                     $   40,220,417                1.9%
---------------------------------------------------------------------------------------------------------------
Singapore                                                                         26,985,557                1.2
---------------------------------------------------------------------------------------------------------------
Austria                                                                           26,963,956                1.2
---------------------------------------------------------------------------------------------------------------
Denmark                                                                           21,820,786                1.0
---------------------------------------------------------------------------------------------------------------
Indonesia                                                                         21,000,377                1.0
---------------------------------------------------------------------------------------------------------------
Brazil                                                                            20,202,282                0.9
---------------------------------------------------------------------------------------------------------------
Hong Kong                                                                         17,538,390                0.8
---------------------------------------------------------------------------------------------------------------
Malaysia                                                                          15,657,191                0.7
---------------------------------------------------------------------------------------------------------------
Turkey                                                                            15,568,199                0.7
---------------------------------------------------------------------------------------------------------------
Finland                                                                           14,154,108                0.7
---------------------------------------------------------------------------------------------------------------
Russia                                                                            12,174,000                0.6
---------------------------------------------------------------------------------------------------------------
Thailand                                                                          10,563,898                0.5
---------------------------------------------------------------------------------------------------------------
Spain                                                                              9,259,916                0.4
---------------------------------------------------------------------------------------------------------------
Canada                                                                             8,344,538                0.4
---------------------------------------------------------------------------------------------------------------
Chile                                                                              6,933,554                0.3
---------------------------------------------------------------------------------------------------------------
Taiwan                                                                             6,450,000                0.3
---------------------------------------------------------------------------------------------------------------
Panama                                                                             6,375,000                0.3
---------------------------------------------------------------------------------------------------------------
Belgium                                                                            3,934,095                0.2
---------------------------------------------------------------------------------------------------------------
Pakistan                                                                           3,523,600                0.2
---------------------------------------------------------------------------------------------------------------
Peru                                                                               2,289,432                0.1
---------------------------------------------------------------------------------------------------------------
Philippines                                                                        1,900,000                0.1
---------------------------------------------------------------------------------------------------------------
Mexico                                                                             1,661,950                0.1
                                                                              --------------              -----
Total                                                                         $2,171,950,487              100.0%
                                                                              ==============              =====


1. Represents the current interest rate for an increasing rate security.

2. Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $48,555,982 or 2.24% of the Fund's net assets, at March 31, 1995.

3. Non-income producing security.

4. Affiliated company. Represents ownership of at least 5% of the voting securities of the issuer and is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended March 31, 1995. The aggregate fair value of all securities of affiliated companies as of March 31, 1995 amounted to $21,006,130. Transactions during the period in which the issuer was an affiliate are as follows:

                                 BALANCE SEPTEMBER 30, 1994     GROSS ADDITIONS     GROSS REDUCTIONS
BALANCE MARCH 31, 1995
                                 --------------------------     ---------------     ---------------------    ----------------------
                                 SHARES    COST                 SHARES   COST       SHARES    COST           SHARES     COST
-----------------------------------------------------------------------------------------------------------------------------------
Grontmij NV                      205,612   $ 5,659,302            --     $--             --   $        --    205,612   $ 5,659,302
-----------------------------------------------------------------------------------------------------------------------------------
International de Ceramica--UB    770,000     4,229,354            --      --             --            --    770,000     4,229,354
-----------------------------------------------------------------------------------------------------------------------------------
K-V Pharmaceutical Co., Cl. A    376,800     2,120,350            --      --             --            --    376,800     2,120,350
-----------------------------------------------------------------------------------------------------------------------------------
K-V Pharmaceutical Co., Cl. B    264,900       928,721            --      --             --            --    264,900       928,721
-----------------------------------------------------------------------------------------------------------------------------------
Kvaerner Industrier AS(5)        849,230    31,138,037            --      --        849,230    31,138,037         --            --
-----------------------------------------------------------------------------------------------------------------------------------
LEM Holdings SA                   27,300     5,580,815            --      --             --            --     27,300     5,580,815
-----------------------------------------------------------------------------------------------------------------------------------
Neozyme II Corp., Units(5)       146,000     2,205,987            --      --        146,000     2,205,987         --            --
                                           -----------                   ----                 -----------              -----------
                                           $51,862,566                   $--                  $33,344,024              $18,518,542
                                           ===========                   ====                 ===========
    ===========

5. Not an affiliate as of March 31, 1995.

6. Identifies issues considered to be illiquid--See Note 6 of Notes to Financial Statements.

7. Loaned Security--See Note 5 of Notes to Financial Statements.

8. First NIS Regional Fund, a closed end fund listed on the Luxembourg Stock Exchange, is offered in installments. The Fund entered into the first installment (40% of the total commitment) on November 29, 1994. The second and third installments (30% each of the total commitment) are provisional and may be postponed indefinitely at the discretion of the Board of NIS Fund.

See accompanying Notes to Financial Statements.


12  Oppenheimer Global Fund

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES   March 31, 1995 (Unaudited)
--------------------------------------------------------------------------------



==========================================================
=======================================================
ASSETS
Investments, at value (including repurchase agreements of $229,400,000)
(cost $1,968,660,883)--see accompanying statement                                                  $2,171,950,487
-----------------------------------------------------------------------------------------------------------------
Receivables:
Investments sold                                                                                       21,364,766
Shares of beneficial interest sold                                                                      9,668,162
Interest and dividends                                                                                  6,235,901
-----------------------------------------------------------------------------------------------------------------
Other                                                                                                     169,669
                                                                                                   --------------
Total assets                                                                                        2,209,388,985

==========================================================
=======================================================
LIABILITIES
Bank overdraft                                                                                          4,866,011
-----------------------------------------------------------------------------------------------------------------
Unrealized depreciation on forward foreign currency exchange contracts--Note 7                            214,130
-----------------------------------------------------------------------------------------------------------------
Payables and other liabilities:
Investments purchased                                                                                  20,139,745
Shares of beneficial interest redeemed                                                                 15,154,455
Distribution and service plan fees--Note 4                                                                959,887
Trustees' fees                                                                                             16,212
Dividends                                                                                                   1,175
Other                                                                                                     555,433
                                                                                                   --------------
Total liabilities                                                                                      41,907,048

==========================================================
=======================================================
NET ASSETS                                                                                         $2,167,481,937
                                                                                                   ==============

==========================================================
=======================================================
COMPOSITION OF NET ASSETS
Paid-in capital                                                                                    $1,933,146,455
-----------------------------------------------------------------------------------------------------------------
Overdistributed net investment income                                                                     (56,207)
-----------------------------------------------------------------------------------------------------------------
Accumulated net realized gain from investment and foreign currency transactions                        31,152,320
-----------------------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments and translation of assets and liabilities
denominated in foreign currencies                                                                     203,239,369
                                                                                                   --------------
Net assets                                                                                         $2,167,481,937
                                                                                                   ==============

==========================================================
=======================================================
NET ASSET VALUE PER SHARE
Class A Shares:
Net asset value and redemption price per share (based on net assets of $1,920,933,893 and
59,006,053 shares of beneficial interest outstanding)                                                      $32.55
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)            $34.54

-----------------------------------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price and offering price per share (based on net assets
of $246,548,044 and 7,681,855 shares of beneficial interest outstanding)                                   $32.09


See accompanying Notes to Financial Statements.



13  Oppenheimer Global Fund

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS   For the Six Months Ended March 31, 1995 (Unaudited)
--------------------------------------------------------------------------------



==========================================================
=====================================================
INVESTMENT INCOME
Interest                                                                                          $   7,479,089
---------------------------------------------------------------------------------------------------------------
Dividends (net of foreign withholding taxes of $577,041)                                              9,843,884
---------------------------------------------------------------------------------------------------------------
Securities lending fees--Note 5                                                                         250,000
                                                                                                  -------------
Total income                                                                                         17,572,973

==========================================================
=====================================================
EXPENSES
Management fees--Note 4                                                                               7,553,106
---------------------------------------------------------------------------------------------------------------
Distribution and service plan fees:
Class A--Note 4                                                                                       1,652,696
Class B--Note 4                                                                                       1,070,047
---------------------------------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees--Note 4                                                 1,457,073
---------------------------------------------------------------------------------------------------------------
Custodian fees and expenses                                                                             736,554
---------------------------------------------------------------------------------------------------------------
Shareholder reports                                                                                     341,166
---------------------------------------------------------------------------------------------------------------
Registration and filing fees:
Class A                                                                                                  25,644
Class B                                                                                                  24,681
---------------------------------------------------------------------------------------------------------------
Trustees' fees and expenses                                                                              42,668
---------------------------------------------------------------------------------------------------------------
Legal and auditing fees                                                                                  22,800
---------------------------------------------------------------------------------------------------------------
Other                                                                                                   164,911
                                                                                                  -------------
Total expenses                                                                                       13,091,346

==========================================================
=====================================================
NET INVESTMENT INCOME                                                                                 4,481,627

==========================================================
=====================================================
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) from:
Investments:
Unaffiliated companies                                                                               (3,852,949)
Affiliated companies                                                                                 10,900,205
Foreign currency transactions                                                                        24,506,177
                                                                                                  -------------
Net realized gain                                                                                    31,553,433

---------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation on:
Investments                                                                                        (153,996,850)
Translation of assets and liabilities denominated in foreign currencies                              43,193,133
                                                                                                  -------------
Net change                                                                                         (110,803,717)
                                                                                                  -------------
Net realized and unrealized loss on investments and foreign currency transactions                   (79,250,284)

==========================================================
=======================================================
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                              $ (74,768,657)
                                                                                                  =============

See accompanying Notes to Financial Statements.


14  Oppenheimer Global Fund

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------


                                                                                SIX MONTHS ENDED        YEAR ENDED
                                                                                MARCH 31, 1995          SEPTEMBER 30,
                                                                                (UNAUDITED)             1994
==========================================================
==========================================================
==
OPERATIONS
Net investment income                                                           $    4,481,627          $    6,228,615
----------------------------------------------------------------------------------------------------------------------
Net realized gain on investments and foreign currency transactions                  31,553,433             222,933,956
----------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation on investments
and translation of assets and liabilities denominated in foreign currencies       (110,803,717)             44,664,808
                                                                                --------------          --------------
Net increase (decrease) in net assets resulting from operations                    (74,768,657)            273,827,379

==========================================================
==========================================================
==
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income:
Class A ($.251 per share)                                                                   --             (10,150,479)
Class B ($.178 per share)                                                                   --                 (81,844)
----------------------------------------------------------------------------------------------------------------------
Distributions from net realized gain on investments and foreign currency transactions:
Class A ($3.749 and $3.365 per share, respectively)                               (194,602,256)           (135,248,957)
Class B ($3.749 and $3.365 per share, respectively)                                (22,710,993)             (1,541,613)

==========================================================
==========================================================
==
BENEFICIAL INTEREST
TRANSACTIONS
Net increase in net assets resulting from Class A beneficial
interest transactions--Note 2                                                      262,234,750             407,788,581
----------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from Class B beneficial
interest transactions--Note 2                                                       90,218,066             177,716,315

==========================================================
==========================================================
==
NET ASSETS
Total increase                                                                      60,370,910             712,309,382
----------------------------------------------------------------------------------------------------------------------
Beginning of period                                                              2,107,111,027           1,394,801,645
                                                                                --------------          --------------
End of period (including overdistributed net investment income
of $56,207 and $4,537,834, respectively)                                        $2,167,481,937          $2,107,111,027
                                                                                ==============
==============

See accompanying Notes to Financial Statements.



15  Oppenheimer Global Fund

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                              CLASS A
                                              -----------------------------------------------------------------------
                                              SIX MONTHS
                                              ENDED
                                              MARCH 31, 1995  YEAR ENDED SEPTEMBER 30,
                                              (UNAUDITED)     1994        1993          1992       1991        1990
==========================================================
==========================================================
=
PER SHARE OPERATING DATA:
Net asset value, beginning of period          $37.69          $35.04      $30.03        $32.05     $27.63      $30.43
---------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                     .08             .17         .26           .17        .05         .02
Net realized and unrealized gain
(loss) on investments and foreign
currency transactions                          (1.47)           6.10        4.99         (1.50)      6.14         .29
                                              ------          ------      ------        ------     ------      ------
Total income (loss) from
investment operations                          (1.39)           6.27        5.25         (1.33)      6.19         .31

---------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income              --            (.25)       (.12)        (.11)       (.08)       (.11)
Distributions from net realized
gain on investments and foreign
currency transactions                          (3.75)          (3.37)       (.12)         (.58)     (1.69)      (3.00)
                                              ------          ------      ------        ------     ------      ------
Total dividends and distributions
to shareholders                                (3.75)          (3.62)       (.24)         (.69)     (1.77)      (3.11)
---------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                $32.55          $37.69      $35.04        $30.03     $32.05      $27.63
                                              ======          ======      ======        ======     ======
   ======

==========================================================
==========================================================
=
TOTAL RETURN, AT NET ASSET VALUE(2)            (3.46)%         19.19%      17.67%        (4.23)%    23.71%
 .79%

==========================================================
==========================================================
=
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
(in millions)                                 $1,921          $1,921      $1,389        $1,215     $1,076        $720
---------------------------------------------------------------------------------------------------------------------
Average net assets (in millions)              $1,868          $1,711      $1,213        $1,194       $899        $672
---------------------------------------------------------------------------------------------------------------------
Number of shares outstanding at
end of period (in thousands)                  59,006          50,955      39,632        40,441     33,585      26,056
---------------------------------------------------------------------------------------------------------------------
Amount of debt outstanding at
end of period (in thousands)                     N/A             N/A         $--       $60,000    $60,000     $60,000
---------------------------------------------------------------------------------------------------------------------
Average amount of debt
outstanding throughout each
period (in thousands)                            N/A             N/A     $18,247       $60,000    $60,000     $42,877
---------------------------------------------------------------------------------------------------------------------
Average number of shares
outstanding throughout
each period (in thousands)                       N/A             N/A      39,853        37,435     30,607      21,982
---------------------------------------------------------------------------------------------------------------------
Amount of debt per share
outstanding throughout each period               N/A             N/A        $.46         $1.60      $1.96       $1.95
---------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income (loss)                     .51%(3)         .38%        .84%          .55%       .22%        .16%
Expenses                                        1.17%(3)        1.15%       1.18%         1.36%      1.65%       1.68%
---------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(4)                      43.4%           78.3%       86.9%         18.0%      19.9%       27.2%

                                              CLASS B
                                              ------------------------------------
                                              SIX MONTHS
                                              ENDED
                                              MARCH 31, 1995  YEAR ENDED SEPT. 30,
                                              (UNAUDITED)     1994     1993(1)
==========================================================
========================
PER SHARE OPERATING DATA:
Net asset value, beginning of period          $37.36          $34.99   $33.33
----------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                    (.02)            .08      .03
Net realized and unrealized gain
(loss) on investments and foreign
currency transactions                          (1.50)           5.83     1.63
                                              ------          ------   ------
Total income (loss) from
investment operations                          (1.52)           5.91     1.66

----------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income              --            (.18)       --
Distributions from net realized
gain on investments and foreign
currency transactions                          (3.75)          (3.36)      --
                                              ------          ------   ------
Total dividends and distributions
to shareholders                                (3.75)          (3.54)      --
----------------------------------------------------------------------------------
Net asset value, end of period                $32.09          $37.36   $34.99
                                              ======          ======   ======

==========================================================
========================
TOTAL RETURN, AT NET ASSET VALUE(2)            (3.86)%         18.10%    3.64%

==========================================================
========================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
(in millions)                                   $247            $187       $6
----------------------------------------------------------------------------------
Average net assets (in millions)                $217             $88       $3
----------------------------------------------------------------------------------
Number of shares outstanding at
end of period (in thousands)                   7,682           4,993      172
----------------------------------------------------------------------------------
Amount of debt outstanding at
end of period (in thousands)                     N/A             N/A      N/A
----------------------------------------------------------------------------------
Average amount of debt
outstanding throughout each
period (in thousands)                            N/A             N/A      N/A
----------------------------------------------------------------------------------
Average number of shares
outstanding throughout
each period (in thousands)                       N/A             N/A      N/A
----------------------------------------------------------------------------------
Amount of debt per share
outstanding throughout each period               N/A             N/A      N/A
----------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income (loss)                    (.29)%(3)        (.3)%   1.52%(3)
Expenses                                        2.01%(3)        2.08%    2.40%(3)
----------------------------------------------------------------------------------
Portfolio turnover rate(4)                      43.4%           78.3%    86.9%


1. For the period from August 17, 1993 (inception of offering) to September 30, 1993.

2. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

3. Annualized.

4. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the six months ended March 31, 1995 were $946,610,899 and $816,913,633, respectively.

See accompanying Notes to Financial Statements.



16  Oppenheimer Global Fund

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS   (Unaudited)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer Global Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment advisor is Oppenheimer Management Corporation (the Manager). The Fund offers both Class A and Class B shares. Class A shares are sold with a front-end sales charge. Class B shares may be subject to a contingent deferred sales charge. Both classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution and/or service plan, expenses directly attributable to a particular class and exclusive voting rights with respect to matters affecting a single class. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
INVESTMENT VALUATION. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or asked price or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by the approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount. Forward contracts are valued based on the closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. Options are valued based upon the last sale price on the principal exchange on which the option is traded or, in the absence of any transactions that day, the value is based upon the last sale price on the prior trading date if it is within the spread between the closing bid and asked prices. If the last sale price is outside the spread, the closing bid or asked price closest to the last reported sale price is used.

--------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSLATION. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

            The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's results of operations.

--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

--------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES AND GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

--------------------------------------------------------------------------------
TRUSTEES' FEES AND EXPENSES. The Fund has adopted a nonfunded retirement plan for the Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the six months ended March 31, 1995, a payment of $3,122 was made to a retired trustee, resulting in an accumulated liability of $165,747 at March 31, 1995.


17  Oppenheimer Global Fund

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS   (Unaudited) (Continued)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on the ex-dividend date.

--------------------------------------------------------------------------------
CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gain (loss) was recorded by the Fund. Effective October 1, 1993, the Fund adopted Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. As a result, the Fund changed the classification of distributions to shareholders to better disclose the differences between financial statement amounts and distributions determined in accordance with income tax regulations.

--------------------------------------------------------------------------------
OTHER. Investment transactions are accounted for on the date the investments are purchased or sold (trade date) and dividend income is recorded on the ex-dividend date. Discount on securities purchased is amortized over the life of the respective securities, in accordance with federal income tax requirements. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

==========================================================
======================
2. SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                               SIX MONTHS ENDED MARCH 31, 1995      YEAR ENDED SEPTEMBER 30, 1994
                                               -------------------------------      -------------------------------
                                               SHARES           AMOUNT              SHARES            AMOUNT
-------------------------------------------------------------------------------------------------------------------
Class A:
Sold                                            8,515,729       $ 289,097,678        17,855,832       $ 660,092,556
Dividends and distributions reinvested          5,837,685         185,638,391         4,104,346         137,249,235
Redeemed                                       (6,302,241)       (212,501,319)      (10,636,826)       (389,553,210)
                                               ----------       -------------       -----------       -------------
Net increase                                    8,051,173       $ 262,234,750        11,323,352       $ 407,788,581
                                               ==========       =============       ===========
 =============

-------------------------------------------------------------------------------------------------------------------
Class B:
Sold                                            3,003,212       $ 101,705,620         5,282,343       $ 194,604,861
Dividends and distributions reinvested            687,781          21,610,069            46,691           1,559,020
Redeemed                                       (1,002,421)        (33,097,623)         (508,033)        (18,447,566)
                                               ----------       -------------       -----------       -------------
Net increase                                    2,688,572       $  90,218,066         4,821,001       $ 177,716,315
                                               ==========       =============       ===========
 =============

==========================================================
======================
3. UNREALIZED GAINS AND LOSSES ON INVESTMENTS

At March 31, 1995, net unrealized appreciation on investments of $203,075,476 was composed of gross appreciation of $254,562,783, and gross depreciation of $51,487,307.

==========================================================
======================
4. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for an annual fee of .80% on the first $250 million of average annual net assets, .77% on the next $250 million,
 .75% on the next $500 million, .69% on the next $1 billion, .67 % on the next $1.5 billion and .65% on net assets in excess of $3.5 billion. The Manager has voluntarily undertaken that the total expenses of the Fund (with specified exceptions) shall not exceed the most stringent state regulatory limit on Fund expenses.

            For the six months ended March 31, 1995, commissions (sales charges paid by investors) on sales of Class A shares totaled $3,707,993, of which $1,135,323 was retained by Oppenheimer Funds Distributor, Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by an affiliated broker/dealer. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class B shares totaled $3,210,979, of which $377,175 was paid to an affiliated broker/dealer. During the six months ended March 31, 1995, OFDI received contingent deferred sales charges of $197,066 upon redemption of Class B shares, as reimbursement for sales commissions advanced by OFDI at the time of sale of such shares.

            Oppenheimer Shareholder Services (OSS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund, and for other registered investment companies. OSS's total costs of providing such services are allocated ratably to these companies.


18  Oppenheimer Global Fund

==========================================================
======================
4. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES (CONTINUED)

Under separate approved plans, each class may expend up to .25% of its net assets annually to reimburse OFDI for costs incurred in connection with the personal service and maintenance of accounts that hold shares of the Fund, including amounts paid to brokers, dealers, banks and other institutions. In addition, Class B shares are subject to an asset-based sales charge of .75% of net assets annually, to reimburse OFDI for sales commissions paid from its own resources at the time of sale and associated financing costs. In the event of termination or discontinuance of the Class B plan, the Boar d of Trustees may allow the Fund to continue payment of the asset-based sales charge to OFDI for distribution expenses incurred on Class B shares sold prior to termination or discontinuance of the plan. During the six months ended March 31, 1995, OFDI paid $92,402 and $3,697, respectively, to an affiliated broker/dealer as reimbursement for Class A and Class B personal service and maintenance expenses and retained $1,032,788 as reimbursement for Class B sales commissions and service fee advances, as well as financing costs.

==========================================================
======================
5. SECURITIES LOANED

The Fund has entered into a securities lending arrangement with the custodian. Under the terms of the agreement, the Fund receives an annual fee of $500,000, plus 25% of the annual net income from lending transactions in excess of $1,500,000. In exchange for such fees, the custodian is authorized to loan securities on behalf of the Fund, against receipt of cash collateral at least equal in value to the value of the securities loaned. The collateral is invested by the custodian in money market instruments approved by the Manager. As of March 31, 1995, the Fund had on loan securities valued at $180,050,757. Cash of $178,268,000 was received as collateral for the loans, and has been invested in the approved instruments identified below. U.S. Treasury Notes valued at $1,798,000 were also received as collateral. The Fund bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment.

                                                                                                          VALUATION AS OF
SECURITY                                                                                                   MARCH 31, 1995
-------------------------------------------------------------------------------------------------------------------------
Repurchase agreement with Goldman, Sachs, & Co., 6.40%, dated 3/31/95 and maturing 4/3/95, collateralized by Federal Home Loan Mortgage Corp., 6%, 12/15/23, with a value of $21,219,559,
and by Federal National Mortgage Assn., 6%--7%, 11/1/07--11/1/23, with a value of $55,048,441                 $76,268,000
-------------------------------------------------------------------------------------------------------------------------

Repurchase agreement with Merrill Lynch, Pierce, Fenner & Smith, Inc., 6.25%, dated 3/31/95 and maturing
4/3/95, collateralized by Federal National Mortgage Assn., 8%, 11/15/23, with a value of $2,000,000             2,000,000
-------------------------------------------------------------------------------------------------------------------------

Repurchase agreement with Morgan Stanley & Co., 6.03%, dated 3/24/95 and maturing 4/7/95, collateralized
by Federal National Mortgage Assn., 5.85%--6.66%, 3/1/24--4/1/34, with a value of $100,000,000                100,000,000
-------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Bonds, 8.875%, 8/15/17                                                                            1,798,000
                                                                                                             ============
                                                                                                             $180,066,000
                                                                                                             ============

==========================================================
======================
6. ILLIQUID SECURITIES

At March 31, 1995, investments in securities included issues that are illiquid or restricted. The securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase) in illiquid or restricted securities. The aggregate value of these securities subject to this limitation at March 31, 1995 wa s $25,954,156, which represents 1.2% of the Fund's net assets. Information concerning these securities is as follows:

                                                                                             VALUATION PER UNIT AS
SECURITY                                         ACQUISITION DATE        COST PER UNIT           OF MARCH 31, 1995
------------------------------------------------------------------------------------------------------------------
Clinica y Maternidad Suizo Argentino             5/16/94                        $3,883                      $4,464
------------------------------------------------------------------------------------------------------------------
Plant Genetics Systems International NV          5/27/92                        $11.18                      $ 6.17
------------------------------------------------------------------------------------------------------------------
Plant Genetics Systems International NV           3/7/95                        $14.07                      $12.82
------------------------------------------------------------------------------------------------------------------
Plant Genetics, Inc. Wts., Exp. 6/99              3/7/95                        $   --                      $ 2.09
------------------------------------------------------------------------------------------------------------------
Quintiles Transnational Corp.                     8/2/93                        $17.27                      $32.63

Pursuant to guidelines adopted by the Board of Trustees, certain unregistered securities are determined to be liquid and are not included within the 10% limitation specified above.



19  Oppenheimer Global Fund

==========================================================
======================
7. FORWARD CONTRACTS

A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate.

            The Fund uses forward contracts to seek to manage foreign currency risks. They may also be used to tactically shift portfolio currency risk. The Fund generally enters into forward contracts as a hedge upon the purchase or sale of a security denominated in a foreign currency. In addition, the Fund may enter into such contracts as a hedge against changes in foreign currency exchange rates on portfolio positions.

            Forward contracts are valued based on the closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. The Fund will realize a gain or loss upon the closing or settlement of the forward transaction.

            In this report, securities held in segregated accounts to cover net exposure on outstanding forward contracts are noted in the Statement of Investments where applicable. Gains and losses on outstanding contracts (unrealized appreciation or depreciation on forward contracts) are reported in the Statement of Assets and Liabilities. Realized gains and losses are reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

            Risks include the potential inability of the counterparty to meet the terms of the contract and unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

At March 31, 1995, the Fund had outstanding forward contracts to purchase and sell foreign currencies as follows:

                                                  CONTRACT                         UNREALIZED
                                                  AMOUNT       VALUATION AS OF     APPRECIATION
CONTRACTS TO PURCHASE      EXPIRATION DATE        (000'S)      MARCH 31, 1995      (DEPRECIATION)
------------------------------------------------------------------------------------------------
German Deutsche Mark       4/4/95--4/28/95        1,509        $ 1,516,955             $   7,817
------------------------------------------------------------------------------------------------
French Franc               4/28/95                9,692          9,706,659                14,177
------------------------------------------------------------------------------------------------
Hong Kong Dollar           4/3/95--4/4/95           861            861,220                   (68)
------------------------------------------------------------------------------------------------
Japanese Yen               4/5/95                 5,917          5,918,080                 1,366
------------------------------------------------------------------------------------------------
Netherlands Guilder        4/6/95--4/7/95         2,118          2,136,831                19,247
                                                               -----------             ---------
                                                               $20,139,745             $  42,539
                                                               ===========             =========


                                                  CONTRACT                         UNREALIZED
                                                  AMOUNT       VALUATION AS OF     APPRECIATION
CONTRACTS TO SELL          EXPIRATION DATE        (000'S)      MARCH 31, 1995      (DEPRECIATION)
------------------------------------------------------------------------------------------------
Argentine Austral          4/3/95--4/4/95           370        $   370,336             $    (462)
------------------------------------------------------------------------------------------------
Austrian Schilling         4/3/95--4/10/95        8,804          9,047,558              (244,007)
------------------------------------------------------------------------------------------------
Indonesian Rupiah          4/3/95--4/5/95         3,067          3,070,091                (2,724)
------------------------------------------------------------------------------------------------
Swedish Krone              4/3/95--4/5/95         4,931          4,940,081                (9,476)
                                                               -----------             ---------
                                                               $17,428,066              (256,669)
                                                               -----------             ---------
                                                                                       $(214,130)
                                                                                       =========

Appendix

Industry Classifications


Aerospace/Defense
Air Transportation
Auto Parts Distribution
Automotive
Bank Holding Companies
Banks
Beverages
Broadcasting
Broker-Dealers
Building Materials
Cable Television
Chemicals
Commercial Finance
Computer Hardware
Computer Software
Conglomerates
Consumer Finance
Containers
Convenience Stores
Department Stores
Diversified Financial
Diversified Media
Drug Stores
Drug Wholesalers
Durable Household Goods
Education
Electric Utilities
Electrical Equipment
Electronics
Energy Services & Producers
Entertainment/Film
Environmental
Food
Gas Transmission*
Gas Utilities*
Gold
Health Care/Drugs
Health Care/Supplies & Services
Homebuilders/Real Estate
Hotel/Gaming
Industrial Services
Insurance
Leasing & Factoring
Leisure
Manufacturing
Metals/Mining
Nondurable Household Goods
Oil - Integrated
Paper
Publishing/Printing
Railroads
Restaurants
Savings & Loans
Shipping
Special Purpose Financial
Specialty Retailing
Steel
Supermarkets
Telecommunications - Technology
Telephone - Utility
Textile/Apparel
Tobacco
Toys
Trucking


    ____________________________
* For purposes of the Fund's policy not to concentrate in securities of issuers in the same industry, gas utilities and gas transmission utilities will each be considered a separate industry.

Investment Adviser
     Oppenheimer Management Corporation
     Two World Trade Center
     New York, New York 10048-0203

Distributor
     Oppenheimer Funds Distributor, Inc.
     Two World Trade Center
     New York, New York 10048-0203

Transfer and Shareholder Servicing Agent
     Oppenheimer Shareholder Services
     P.O. Box 5270
     Denver, Colorado 80217
     1-800-525-7048

Custodian of Portfolio Securities
     The Bank of New York
     One Wall Street
     New York, New York 10015

Independent Auditors
     KPMG Peat Marwick LLP
     707 Seventeenth Street
     Denver, Colorado 80202

Legal Counsel
     Gordon Altman Butowsky
       Weitzen Shalov & Wein
     114 West 47th Street
     New York, New York 10036

                                            OPPENHEIMER GLOBAL FUND

                                                    FORM N-1A

                                                     PART C

                                                OTHER INFORMATION


ITEM 24.   Financial Statements and Exhibits
           ---------------------------------
(a)        Financial Statements

           1.   Financial Highlights*

           2.   Independent Auditors' Report*

           3. Statement of Investments at 9/30/94 (audited) and 3/31/95 (unaudited)*

           4. Statement of Assets and Liabilities at 9/30/94 (audited) and 3/31/95 (unaudited)*

           5. Statement of Operations at 9/30/94 (audited) and 3/31/95 (unaudited)*

           6.   Statements of Changes in Net Assets*

           7.   Notes to Financial Statements*

           8.   Independent Auditors' Consent: Filed herewith.

_________________
* Filed herewith.

(b)        Exhibits
           --------

           Exhibit
           Number          Description
           -------         -----------
           1. Amended and Restated Declaration of Trust as of 8/1/95: Filed with Registrant's Post-Effective Amendment No. 65, 7/27/95, and incorporated herein by reference.

           2. By-Laws Amended as of 8/6/87: Filed with Registrant's Post-Effective Amendment No. 63, 12/1/94, and incorporated herein by reference.

           3.        Not applicable.

           4. (i)    Specimen Class A Share Certificate: Filed herewith.

              (ii)   Specimen Class B Share Certificate: Filed herewith.

              (iii)  Specimen Class C Share Certificate: Filed herewith.


           5. Investment Advisory Agreement between Registrant and Oppenheimer Management Corporation, made as of 6/27/94:
               Filed with Registrant's Post-Effective Amendment No. 63, 12/1/94, and incorporated herein by reference.

           6.  (i)   General Distributor's Agreement dated December 10,
                     1992: Filed with Registrant's Post-Effective
                     Amendment No. 59, 1/29/93, refiled with Registrant's
                     Post-Effective Amendment No. 63, 12/1/94, pursuant to Item 102 of Regulation S-T, and incorporated herein by reference.

               (ii)  Form of Oppenheimer Funds Distributor, Inc. Dealer
                     Agreement: Filed with Post-Effective Amendment No. 14 of Oppenheimer Main Street Funds, Inc. (Reg. No. 33-17850), 9/30/94, and incorporated herein by reference.

              (iii)  Form of Oppenheimer Funds Distributor, Inc. Broker
                     Agreement: Filed with Post-Effective Amendment No. 14 of Oppenheimer Main Street Funds, Inc. (Reg. No. 33-17850), 9/30/94, and incorporated herein by reference.

              (iv)   Form of Oppenheimer Funds Distributor, Inc. Agency
                     Agreement: Filed with Post-Effective Amendment No. 14 of Oppenheimer Main Street Funds, Inc. (Reg. No. 33-17850), 9/30/94, and incorporated herein by reference.

              (v) Broker Agreement between Oppenheimer Fund Management, Inc. and Newbridge Securities dated 10/1/86: Filed with Post-Effective Amendment No. 25 of Oppenheimer Growth Fund (Reg. No. 2-45272), 11/1/86, refiled with Post-Effective Amendment No. 45 of Oppenheimer Growth Fund (Reg. No. 2-45272), 8/22/94, pursuant to
                     Item 102 of Regulation S-T, and incorporated herein by reference.

          7. Retirement Plan for Non-Interested Trustees or Directors dated 6/7/90: Filed with Post-Effective Amendment No. 97 of Oppenheimer Fund (Reg. No. 2-14586), 8/30/90, refiled with Post-Effective Amendment No. 45 of Oppenheimer Growth Fund (Reg. No. 2-45272), 8/22/94, pursuant to Item 102 of
              Regulation S-T, and incorporated herein by reference.

          8. Amended and Restated Custody Agreement dated 11/12/92 between Registrant and The Bank of New York: Filed with Registrant's Post-Effective Amendment No. 59, 1/29/93, refiled with Registrant's Post-Effective Amendment No. 63, 12/1/94, pursuant to Item 102 of Regulation S-T, and incorporated herein by reference.

          9.  Not applicable.

         10. Opinion and Consent of Counsel dated 3/2/87: Filed with Registrant's Post-Effective Amendment No. 52, 1/27/89, refiled with Registrant's Post-Effective Amendment No. 63, 12/1/94, pursuant to Item 102 of Regulation S-T, and incorporated herein by reference.

         11.  Not applicable.

         12.  Not applicable.

         13.  Not applicable.

         14. (i)  Form of Individual Retirement Account (IRA) Trust
                  Agreement: Filed with Post-Effective Amendment No. 21 of Oppenheimer U.S. Government Trust (Reg. No. 2-76645), 8/25/93, and incorporated herein by reference.

             (ii) Form of Standardized and Non-Standardized Profit Sharing Plan and Money Purchase Pension Plan for self-employed persons and corporations: Filed with Post-Effective Amendment No. 7 of Oppenheimer Global Growth & Income Fund (Reg. No. 2-45272), 10/21/94, and
                   incorporated herein by reference.

            (iii) Form of Tax Sheltered Retirement Plan and Custody Agreement for employees of public schools and tax-exempt organizations: Filed with Post-Effective Amendment No. 47 of Oppenheimer Growth Fund (File No. 2-45272), 10/21/94, and incorporated herein by reference.

             (iv) Form of Simplified Employee Pension IRA: Filed with Post-Effective Amendment No. 42 of Oppenheimer Equity Income Fund (Reg. No. 2-33043), 10/28/94, and
                   incorporated herein by reference.

              (v) Form of SAR-SEP Simplified Employee Pension IRA: Filed with Post-Effective Amendment No. 15 of Oppenheimer Mortgage Income Fund (File No. 33-6614), 1/24/95, and incorporated herein by reference.

         15. (i) Service Plan and Agreement for Class A Shares dated as of 6/10/93 pursuant to Rule 12b-1 under the Investment Company Act of 1940: Filed with Registrant's Post-Effective Amendment No. 60, 11/24/93, and incorporated herein by reference.

            (ii) Distribution and Service Plan and Agreement for Class B Shares dated as of 2/10/94, pursuant to Rule 12b-1 under the Investment Company Act of 1940: Filed with Registrant's Post-Effective Amendment No. 63, 12/1/94, and incorporated herein by reference.

           (iii) Distribution and Service Plan and Agreement for Class C Shares dated as of 7/17/95, pursuant to Rule 12b-1 under the Investment Company Act: Filed herewith.

        16.  Performance Data Computation Schedule: Filed herewith.

        17. (i) Financial Data Schedule for Class A Shares as of 9/30/94: Filed herewith.

             (ii) Financial Data Schedule for Class B Shares as of
                  9/30/94: Filed herewith.

            (iii) Financial Data Schedule for Class A Shares as of
                  3/31/95: Filed herewith.

             (iv) Financial Data Schedule for Class B Shares as of
                  3/31/95: Filed herewith.

             (v) Financial Data Schedule for Class C Shares: Not applicable.

        18.  Not applicable.

        -- Powers of Attorney and Certified Board Resolutions: Filed with Registrant's Post-Effective Amendment No. 60, 11/24/93, and incorporated herein by reference.

ITEM 25.  Persons Controlled by or under Common Control with Registrant
          -------------------------------------------------------------
          None.

ITEM 26.  Number of Holders of Securities
          -------------------------------
                                                  Number of Record
                                                  Holders as of
          Title of Class                          September 25, 1995
          --------------                          -------------------

          Class A Shares of Beneficial Interest       180,588
          Class B Shares of Beneficial Interest        46,302
          Class C Shares of Beneficial Interest        None

ITEM 27.  Indemnification
          ---------------

     Reference is made to paragraphs (c) through (g) of Section 12 of Article SEVENTH of Registrant's Declaration of Trust, filed as an Exhibit 24(b)(1) to this Registration Statement.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

Item 28.  Business and Other Connections of Investment Adviser

             (a) Oppenheimer Management Corporation is the investment adviser of the Registrant; it and certain subsidiaries and affiliates act in the same capacity to other registered investment companies as described in Parts A and B hereof and listed in Item 28(b) below.

             (b) There is set forth below information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of Oppenheimer Management Corporation is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.


Name & Current Position
with Oppenheimer                              Other Business and Connections
Management Corporation                        During the Past Two Years
-----------------------                       ------------------------------
Lawrence Apolito,                             None.
Vice President

James C. Ayer, Jr.,                           Vice President and Portfolio Manager of
Assistant Vice President                      Oppenheimer Gold & Special Minerals Fund and
                                              Oppenheimer Global Emerging Growth Fund.

Victor Babin,                                 None.
Senior Vice President

Robert J. Bishop                              Assistant Treasurer of the OppenheimerFunds
Assistant Vice President                      (listed below); previously a Fund Controller
                                              for Oppenheimer Management Corporation (the
                                              "Manager").

Bruce Bartlett                                Vice President and Portfolio Manager of
Vice President                                Oppenheimer Total Return Fund, Inc. and
                                              Oppenheimer Variable Account Funds;
                                              formerly a Vice President and Senior
                                              Portfolio Manager at First of America
                                              Investment Corp.


George Bowen                                  Treasurer of the New York-based
Senior Vice President                         OppenheimerFunds; Vice President, Secretary
and Treasurer                                 and Treasurer of the Denver-based
                                              OppenheimerFunds. Vice President and
                                              Treasurer of Oppenheimer Funds Distributor,
                                              Inc. (the "Distributor") and HarbourView
                                              Asset Management Corporation
                                              ("HarbourView"), an investment adviser
                                              subsidiary of OMC; Senior Vice President,
                                              Treasurer, Assistant Secretary and a
                                              director of Centennial Asset Management
                                              Corporation ("Centennial"), an investment
                                              adviser subsidiary of the Manager; Vice
                                              President, Treasurer and Secretary of
                                              Shareholder Services, Inc. ("SSI") and
                                              Shareholder Financial Services, Inc.
                                              ("SFSI"), transfer agent subsidiaries of
                                              OMC; President, Treasurer and Director of
                                              Centennial Capital Corporation; Vice
                                              President and Treasurer of Main Street
                                              Advisers; formerly Senior Vice President/
                                              Comptroller and Secretary of Oppenheimer
                                              Asset Management Corporation ("OAMC"), an
                                              investment adviser which was a subsidiary of
                                              the OMC.

Michael A. Carbuto,                           Vice President and Portfolio Manager of
Vice President                                Oppenheimer Tax-Exempt Cash Reserves,
                                              Centennial California Tax Exempt Trust,
                                              Centennial New York Tax Exempt Trust and
                                              Centennial Tax Exempt Trust; Vice President
                                              of Centennial.

William Colbourne,                            Formerly, Director of Alternative Staffing
Assistant Vice President                      Resources, and Vice President of Human
                                              Resources, American Cancer Society.

Lynn Coluccy, Vice President                  Formerly Vice President\Director of Internal
                                              Audit of the Manager.

O. Leonard Darling,                           Formerly Co-Director of Fixed Income for
Executive Vice President                      State Street Research & Management Co.

Robert A. Densen,                             None.
SeniorVice President

Robert Doll, Jr.,                             Vice President and Portfolio Manager of
Executive Vice President                      Oppenheimer Growth Fund, Oppenheimer
                                              Variable Account Funds and Oppenheimer
                                              Target Fund; Senior Vice President and
                                              Portfolio Manager of Strategic Income &
                                              Growth Fund.

John Doney, Vice President                    Vice President and Portfolio Manager of
                                              Oppenheimer Equity Income Fund.

Andrew J. Donohue,                            Secretary of the New York-based
Executive Vice President                      OppenheimerFunds; Vice President of the
& General Counsel                             Denver-based OppenheimerFunds; Executive
                                              Vice President, Director and General Counsel
                                              of the Distributor; formerly Senior Vice
                                              President and Associate General Counsel of
                                              the Manager and the Distributor.

Kenneth C. Eich,                              Treasurer of Oppenheimer Acquisition
Executive Vice President/                     Corporation
Chief Financial Officer

George Evans, Vice President                  Vice President and Portfolio Manager of
                                              Oppenheimer Global Securities Fund.

Scott Farrar,                                 Assistant Treasurer of the OppenheimerFunds;
Assistant Vice President                      previously a Fund Controller for the
                                              Manager.

Katherine P.Feld                              Vice President and Secretary of Oppenheimer
Vice President and                            Funds Distributor, Inc.; Secretary of
Secretary                                     HarbourView, Main Street Advisers, Inc. and
                                              Centennial; Secretary, Vice President and
                                              Director of Centennial Capital Corp.

    Jon S. Fossel,                            President and director of Oppenheimer
Chairman of the Board                         Acquisition Corp. ("OAC"), the Manager's
and Director                                  parent holding company; President, CEO and
                                              a director of HarbourView; a director of SSI
                                              and SFSI; President, Director, Trustee, and
                                              Managing General Partner of the Denver-based
                                              OppenheimerFunds; formerly CEO and President
                                              of the Manager. President and Chairman of
                                              the Board of Main Street Advisers, Inc.

Robert G. Galli,                              Trustee of the New York-based
Vice Chairman                                 OppenheimerFunds; Vice President and Counsel
                                              of OAC; formerly he held the following
                                              positions: a director of the Distributor,
                                              Vice President and a director of HarbourView
                                              and Centennial, a director of SFSI and SSI,
                                              an officer of other OppenheimerFunds and
                                              Executive Vice  President & General Counsel
                                              of the Manager and the Distributor.

Linda Gardner,                                None.
Assistant Vice President

Ginger Gonzalez,                              Formerly 1st Vice President/Director of
Vice President                                Creative Services for Shearson Lehman
                                              Brothers.

Dorothy Grunwager,                            None.
Assistant Vice President

Caryn Halbrecht,                              Vice President and Portfolio Manager of
Vice President                                Oppenheimer Insured Tax-Exempt Bond Fund and
                                              Oppenheimer Intermediate Tax Exempt Bond
                                              Fund; an officer of other OppenheimerFunds;
                                              formerly Vice President of Fixed Income
                                              Portfolio Management at Bankers Trust.

Barbara Hennigar,                             President and Director of Shareholder
President and Chief                           Financial Service, Inc.
Executive Officer of
Oppenheimer Shareholder
Services, a division of OMC.

Alan Hoden, Vice President                    None.

Merryl Hoffman,                               None.
Vice President

Scott T. Huebl,                               None.
Assistant Vice President

Jane Ingalls,                                 Formerly a Senior Associate with Robinson,
Assistant Vice President                      Lake/Sawyer Miller.

Bennett Inkeles,                              Formerly employed by Doremus & Company, an
Assistant Vice President                      advertising agency.

Stephen Jobe,                                 None.
Vice President

Heidi Kagan,                                  None.
Assistant Vice President

Avram Kornberg,                               Formerly a Vice President with Bankers
Vice President                                Trust.

Paul LaRocco,                                 Portfolio Manager of Oppenheimer Capital
Assistant Vice President                      Appreciation Fund; Associate Portfolio
                                              Manager of Oppenheimer Discovery Fund and
                                              Oppenheimer Time Fund.  Formerly a
                                              Securities Analyst for Columbus Circle
                                              Investors.

Mitchell J. Lindauer,                         None.
Vice President

Loretta McCarthy,                             None.
Senior Vice President

Bridget Macaskill,                            Director of HarbourView; Director of Main
President and Director                        Street Advisers, Inc.; and Chairman of
                                              Shareholder Services, Inc.

Sally Marzouk,                                None.
Vice President

Marilyn Miller,                               Formerly a Director of marketing for
Vice President                                TransAmerica Fund Management Company.

Denis R. Molleur,                             None.
Vice President

Kenneth Nadler,                               None.
Vice President

David Negri,                                  Vice President and Portfolio Manager of
Vice President                                Oppenheimer Strategic Bond Fund, Oppenheimer
                                              Multiple Strategies Fund, Oppenheimer
                                              Strategic Investment Grade Bond Fund,
                                              Oppenheimer Asset Allocation Fund,
                                              Oppenheimer Strategic Diversified Income
                                              Fund, Oppenheimer Strategic Income Fund,
                                              Oppenheimer Strategic Income & Growth Fund,
                                              Oppenheimer Strategic Short-Term Income
                                              Fund, Oppenheimer High Income Fund and
                                              Oppenheimer Bond Fund; an officer of other
                                              OppenheimerFunds.

Barbara Niederbrach,                          None.
Assistant Vice President

Stuart Novek,                                 Formerly a Director Account Supervisor for
Vice President                                J. Walter Thompson.

Robert A. Nowaczyk,                           None.
Vice President

Robert E. Patterson,                          Vice President and Portfolio Manager of
Senior Vice President                         Oppenheimer Main Street California Tax-
                                              Exempt Fund, Oppenheimer Insured Tax-Exempt
                                              Bond Fund, Oppenheimer Intermediate Tax-
                                              Exempt Bond Fund, Oppenheimer Florida Tax-
                                              Exempt Fund, Oppenheimer New Jersey Tax-
                                              Exempt Fund, Oppenheimer Pennsylvania Tax-
                                              Exempt Fund, Oppenheimer California Tax-
                                              Exempt Fund, Oppenheimer New York Tax-Exempt
                                              Fund and Oppenheimer Tax-Free Bond Fund;
                                              Vice President of the New York Tax-Exempt
                                              Income Fund, Inc.; Vice President of
                                              Oppenheimer Multi-Sector Income Trust.

Tilghman G. Pitts III,                        Chairman and Director of the Distributor.
Executive Vice President
and Director

Jane Putnam,                                  Associate Portfolio Manager of Oppenheimer
Assistant Vice President                      Growth Fund and Oppenheimer Target Fund and
                                              Portfolio Manager for Oppenheimer Variable
                                              Account Funds-Growth Fund; Senior Investment
                                              Officer and Portfolio Manager with Chemical
                                              Bank.

Russell Read,                                 Formerly an International Finance Consultant
Vice President                                for Dow Chemical.

Thomas Reedy,                                 Vice President of Oppenheimer Multi-Sector
Vice President                                Income Trust and Oppenheimer Multi-
                                              Government Trust; an officer of other
                                              OppenheimerFunds; formerly a Securities
                                              Analyst for the Manager.

David Robertson,                              None.
Vice President

Adam Rochlin,                                 Formerly a Product Manager for Metropolitan
Assistant Vice President                      Life Insurance Company.

David Rosenberg,                              Vice President and Portfolio Manager of
Vice President                                Oppenheimer Limited-Term Government Fund and
                                              Oppenheimer U.S. Government Trust.  Formerly
                                              Vice President and Senior Portfolio Manager
                                              for Delaware Investment Advisors.

Richard H. Rubinstein,                        Vice President and Portfolio Manager of
Vice President                                Oppenheimer Asset Allocation Fund,
                                              Oppenheimer Fund and Oppenheimer Multiple
                                              Strategies Fund; an officer of other
                                              OppenheimerFunds; formerly Vice President
                                              and Portfolio Manager/Security Analyst for
                                              Oppenheimer Capital Corp., an investment
                                              adviser.

Lawrence Rudnick,                             Formerly Vice President of Dollar Dry Dock
Assistant Vice President                      Bank.

James Ruff,                                   None.
Executive Vice President

Ellen Schoenfeld,                             None.
Assistant Vice President

Diane Sobin,                                  Vice President and Portfolio Manager of
Vice President                                Oppenheimer Total Return Fund, Inc. and
                                              Oppenheimre Variable Account Funds;
                                              formerly a Vice President and Senior
                                              Portfolio Manager for Dean Witter
                                              InterCapital, Inc.

Nancy Sperte,                                 None.
Senior Vice President

Donald W. Spiro,                              President and Trustee of the New York-based
Chairman Emeritus                             OppenheimerFunds; formerly Chairman of the
and Director                                  Manager and the Distributor.

Arthur Steinmetz,                             Vice President and Portfolio Manager of
Senior Vice President                         Oppenheimer Strategic Diversified Income
                                              Fund, Oppenheimer Strategic Income Fund,
                                              Oppenheimer Strategic Income & Growth Fund,
                                              Oppenheimer Strategic Investment Grade Bond
                                              Fund, Oppenheimer Strategic Short-Term
                                              Income Fund; an officer of other
                                              OppenheimerFunds.

Ralph Stellmacher,                            Vice President and Portfolio Manager of
Senior Vice President                         Oppenheimer Champion High Yield Fund and
                                              Oppenheimer High Yield Fund; an officer of
                                              other OppenheimerFunds.

John Stoma, Vice President                    Formerly Vice President of Pension Marketing
                                              with Manulife Financial.

James C. Swain,                               Chairman, CEO and Trustee, Director or
Vice Chairman of the                          Managing Partner of the Denver-based
Board of Directors                            OppenheimerFunds; President and a Director
and Director                                  of Centennial; formerly President and
                                              Director of OAMC, and Chairman of the Board
                                              of SSI.

James Tobin, Vice President                   None.

Jay Tracey, Vice President                    Vice President of the Manager; Vice
                                              President and Portfolio Manager of
                                              Oppenheimer        Discovery Fund.  Formerly
                                              Managing Director
                                              of Buckingham Capital Management.

Gary Tyc, Vice President,                     Assistant Treasurer of the Distributor and
Assistant Secretary                           SFSI.
and Assistant Treasurer

Ashwin Vasan,                                 Vice President of Oppenheimer Multi-Sector
Vice President                                Income Trust and Oppenheimer Multi-
                                              Government Trust: an officer of other
                                              OppenheimerFunds.

Valerie Victorson,                            None.
Vice President

Dorothy Warmack,                              Vice President and Portfolio Manager of
Vice President                                Daily Cash Accumulation Fund, Inc.,
                                              Oppenheimer Cash Reserves, Centennial
                                              America Fund, L.P., Centennial Government
                                              Trust and Centennial Money Market Trust;
                                              Vice President of Centennial.

Christine Wells,                              None.
Vice President

William L. Wilby,                             Vice President and Portfolio Manager of
Senior Vice President                         Oppenheimer Global Fund and Oppenheimer
                                              Global Growth & Income Fund; Vice President
                                              of HarbourView; an officer of other
                                              OppenheimerFunds.

Susan Wilson-Perez,                           None.
Vice President

Carol Wolf,                                   Vice President and Portfolio Manager of
Vice President                                Oppenheimer Money Market Fund, Inc.,
                                              Centennial America Fund, L.P., Centennial
                                              Government Trust, Centennial Money Market
                                              Trust and Daily Cash Accumulation Fund,
                                              Inc.; Vice President of Oppenheimer Multi-
                                              Sector Income Trust; Vice President of
                                              Centennial.

Robert G. Zack,                               Associate General Counsel of the Manager;
Senior Vice President                         Assistant Secretary of the OppenheimerFunds;
and Assistant Secretary                       Assistant Secretary of SSI, SFSI; an officer
                                              of other OppenheimerFunds.

Eva A. Zeff,                                  Vice President and Portfolio Manager of
Assistant Vice President                      Oppenheimer Mortgage Income Fund; an officer
                                              of other OppenheimerFunds; formerly a
                                              Securities Analyst for the Manager.

Arthur J. Zimmer,                             Vice President and Portfolio Manager of
Vice President                                Centennial America Fund, L.P., Oppenheimer
                                              Money Fund, Centennial Government Trust,
                                              Centennial Money Market Trust and Daily Cash
                                              Accumulation Fund, Inc.; Vice President of
                                              Oppenheimer Multi-Sector Income Trust; Vice
                                              President of Centennial; an officer of other
                                              OppenheimerFunds.

                The OppenheimerFunds include the New York-based OppenheimerFunds and the Denver-based OppenheimerFunds set forth below:

                New York-based OppenheimerFunds
                Oppenheimer Asset Allocation Fund
                Oppenheimer California Tax-Exempt Fund
                Oppenheimer Discovery Fund
                Oppenheimer Global Emerging Growth Fund
                Oppenheimer Global Fund
                Oppenheimer Global Growth & Income Fund
                Oppenheimer Gold & Special Minerals Fund
                Oppenheimer Growth Fund
                Oppenheimer Money Market Fund, Inc.
                Oppenheimer Multi-Government Trust
                Oppenheimer Multi-Sector Income Trust
                Oppenheimer Multi-State Tax-Exempt Trust
                Oppenheimer New York Tax-Exempt Fund
                Oppenheimer Fund
                Oppenheimer Target Fund
                Oppenheimer Tax-Free Bond Fund
                Oppenheimer U.S. Government Trust

                Denver-based OppenheimerFunds
                Oppenheimer Cash Reserves
                Centennial America Fund, L.P.
                Centennial California Tax Exempt Trust
                Centennial Government Trust
                Centennial Money Market Trust
                Centennial New York Tax Exempt Trust
                Centennial Tax Exempt Trust
                Daily Cash Accumulation Fund, Inc.
                The New York Tax-Exempt Income Fund, Inc.
                Oppenheimer Champion Income Fund
                Oppenheimer Equity Income Fund
                Oppenheimer High Yield Fund
                Oppenheimer Integrity Funds
                Oppenheimer International Bond Fund
                Oppenheimer Limited-Term Government Fund
                Oppenheimer Main Street Funds, Inc.
                Oppenheimer Strategic Funds Trust
                Oppenheimer Strategic Income & Growth Fund
                Oppenheimer Tax-Exempt Fund
                Oppenheimer Total Return Fund, Inc.
                Oppenheimer Variable Account Funds

                The address of Oppenheimer Management Corporation, the New York-based OppenheimerFunds, Oppenheimer Funds Distributor, Inc., Harbourview
Asset Management Corp., Oppenheimer Partnership Holdings, Inc., and
Oppenheimer Acquisition Corp. is Two World Trade Center, New York, New
York 10048-0203.

                The address of the Denver-based OppenheimerFunds, Shareholder Financial Services, Inc., Shareholder Services, Inc., Oppenheimer
Shareholder Services, Centennial Asset Management Corporation, Centennial Capital Corp., and Main Street Advisers, Inc. is 3410 South Galena Street, Denver, Colorado 80231.

Item 29.        Principal Underwriter

        (a) Oppenheimer Funds Distributor, Inc. is the Distributor of Registrant's shares. It is also the Distributor of each of the other registered open-end investment companies for which Oppenheimer Management Corporation is the investment adviser, as described in Part A and B of this Registration Statement and listed in Item 28(b) above.

        (b) The directors and officers of the Registrant's principal underwriter are:



                                                                                             Positions and
Name & Principal                           Positions & Offices                               Offices with
Business Address                           with Underwriter                                  Registrant
----------------                           -------------------                               -------------
George Clarence Bowen+                     Vice President & Treasurer                        Treasurer

Christopher Blunt                          Vice President                                    None
6 Baker Avenue
Westport, CT  06880

Julie Bowers                               Vice President                                    None
21 Dreamwold Road
Scituate, MA 02066

Peter W. Brennan                           Vice President                                    None
1940 Cotswold Drive
Orlando, FL 32825

Mary Ann Bruce*                            Senior Vice President -                           None
                                           Financial Institution Div.

Robert Coli                                Vice President                                    None
12 Whitetail Lane
Bedminster, NJ 07921

Ronald T. Collins                          Vice President                                    None
710-3 E. Ponce DeLeon Ave.
Decatur, GA  30030

Mary Crooks+                               Vice President                                    None

Paul Della Bovi                            Vice President                                    None
750 West Broadway
Apt. 5M
Long Beach, NY  11561

Andrew John Donohue*                       Executive Vice                                    Secretary
                                           President & Director

Wendy H. Ehrlich                           Vice President                                    None
4 Craig Street
Jericho, NY 11753

Kent Elwell                                Vice President                                    None
41 Craig Place
Cranford, NJ  07016

John Ewalt                                 Vice President                                    None
2301 Overview Dr. NE
Tacoma, WA 98422

Gregory Farley                             Vice President -                                  None
1116 Westbury Circle                       Financial Institution Div.
Eagan, MN  55123

Katherine P. Feld*                         Vice President & Secretary                        None

Mark Ferro                                 Vice President                                    None
43 Market Street
Breezy Point, NY 11697

Wendy Fishler*                             Vice President -                                  None
                                           Financial Institution Div.

Wayne Flanagan                             Vice President -                                  None
36 West Hill Road                          Financial Institution Div.
Brookline, NH 03033

Ronald R. Foster                           Senior Vice President -                           None
11339 Avant Lane                           Eastern Division Manager
Cincinnati, OH 45249

Patricia Gadecki                           Vice President                                    None
6026 First Ave. South,
Apt. 10
St. Petersburg, FL 33707

Luiggino Galleto                           Vice President                                    None
10239 Rougemont Lane
Charlotte, NC 28277

Mark Giles                                 Vice President -                                  None
5506 Bryn Mawr                             Financial Institution Div.
Dallas, TX 75209

Ralph Grant*                               Vice President/National                           None
                                           Sales Manager - Financial
                                           Institution Div.

Sharon Hamilton                            Vice President                                    None
720 N. Juanita Ave. - #1
Redondo Beach, CA 90277

Carla Jiminez                              Vice President                                    None
609 Chimney Bluff Drive
Mt. Pleasant, SC 29464

Terry Lee Kelley                           Vice President -                                  None
1431 Woodview Lane                         Financial Institution Div.
Commerce Township, MI 48382

Michael Keogh*                             Vice President                                    None

Richard Klein                              Vice President                                    None
4011 Queen Avenue South
Minneapolis, MN 55410

Hans Klehmet II                            Vice President                                    None
26542 Love Lane
Ramona, CA 92065

Ilene Kutno*                               Assistant Vice President                          None

Wayne A. LeBlang                           Senior Vice President -                           None
23 Fox Trail                               Director Eastern Div.
Lincolnshire, IL 60069

Dawn Lind                                  Vice President -                                  None
7 Maize Court                              Financial Institution Div.
Melville, NY 11747

James Loehle                               Vice President                                    None
30 John Street
Cranford, NJ  07016

Laura Mulhall*                             Senior Vice President -                           None
                                           Director of Key Accounts

Charles Murray                             Vice President                                    None
50 Deerwood Drive
Littleton, CO 80127

Joseph Norton                              Vice President                                    None
1550 Bryant Street
San Francisco, CA  94103

Patrick Palmer                             Vice President                                    None
958 Blue Mountain Cr.
West Lake Village, CA 91362

Randall Payne                              Vice President -                                  None
1307 Wandering Way Dr.                     Financial Institution Div.
Charlotte, NC 28226

Gayle Pereira                              Vice President                                    None
2707 Via Arboleda
San Clemente, CA 92672

Charles K. Pettit                          Vice President                                    None
1900 Eight Avenue
San Francisco, CA 94116

Bill Presutti                              Vice President                                    None
664 Circuit Road
Portsmouth, NH  03801

Tilghman G. Pitts, III*                    Chairman & Director                               None

Elaine Puleo*                              Vice President -                                  None
                                           Financial Institution Div.

Minnie Ra                                  Vice President -                                  None
109 Peach Street                           Financial Institution Div.
Avenel, NJ 07001

Ian Robertson                              Vice President                                    None
4204 Summit Wa
Marietta, GA 30066

Robert Romano                              Vice President                                    None
1512 Fallingbrook Drive
Fishers, IN 46038

James Ruff*                                President                                         None

Timothy Schoeffler                         Vice President                                    None
3118 N. Military Road
Arlington, VA 22207

Mark Schon                                 Vice President                                    None
10483 E. Corrine Dr.
Scottsdale, AZ 85259

Michael Sciortino                          Vice President                                    None
785 Beau Chene Dr.
Mandeville, LA 70448

James A. Shaw                              Vice President -                                  None
5155 West Fair Place                       Financial Institution Div.
Littleton, CO 80123

Robert Shore                               Vice President -                                  None
26 Baroness Lane                           Financial Institution Div.
Laguna Niguel, CA 92677

Peggy Spilker                              Vice President -                                  None
2017 N. Cleveland, #2                      Financial Institution Div.
Chicago, IL  60614

Michael Stenger                            Vice President                                    None
C/O America Building
30 East Central Pkwy
Suite 1008
Cincinnati, OH 45202

Paul Stickney                              Vice President                                    None
1314 Log Cabin Lane
St. Louis, MO 63124

George Sweeney                             Vice President                                    None
1855 O'Hara Lane
Middletown, PA 17057

Scott McGregor Tatum                       Vice President                                    None
7123 Cornelia Lane
Dallas, TX  75214

Philip St. John Trimble                    Vice President                                    None
2213 West Homer
Chicago, IL 60647

Gary Paul Tyc+                             Assistant Treasurer                               None

Mark Stephen Vandehey+                     Vice President                                    None

Gregory K. Wilson                          Vice President                                    None
2 Side Hill Road
Westport, CT 06880

Bernard J. Wolocko                         Vice President                                    None
33915 Grand River
Farmington, MI 48335

William Harvey Young+                      Vice President                                    None

* Two World Trade Center, New York, NY 10048-0203
+ 3410 South Galena St., Denver, CO 80231

        (c)     Not applicable.

ITEM 30.  Location of Accounts and Records
          --------------------------------
     The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act and rules promulgated thereunder are in possession of Oppenheimer Management Corporation at its offices at 3410 South Galena Street, Denver, Colorado 80231.

ITEM 31.  Management Services
          -------------------

          Not applicable.

ITEM 32.  Undertakings
          ------------

          (a)  Not applicable.

          (b)  Not applicable.

                                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933 and/or the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 28th day of September, 1995.

                                       OPPENHEIMER GLOBAL FUND

                                       By: /s/ Donald W. Spiro*
                                       ----------------------------------------
                                       Donald W. Spiro, President


Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities on the dates indicated:

Signatures                                      Title                          Date
----------                                      -----                          ----
/s/ Leon Levy*                                  Chairman of the
--------------                                  Board of Trustees              September 28, 1995
Leon Levy

/s/ Donald W. Spiro*                            Chief Executive
--------------------                            Officer and
Donald W. Spiro                                 Trustee                        September 28, 1995

/s/ George Bowen*                               Chief Financial
-----------------                               and Accounting
George Bowen                                    Officer                        September 28, 1995

/s/ Leo Cherne*                                 Trustee                        September 28, 1995
---------------
Leo Cherne

/s/ Robert G. Galli*                            Trustee                        September 28, 1995
-------------------
Robert G. Galli

/s/ Benjamin Lipstein*                          Trustee                        September 28, 1995
----------------------
Benjamin Lipstein

/s/ Elizabeth B. Moynihan*                      Trustee                        September 28, 1995
--------------------------
Elizabeth B. Moynihan

/s/ Kenneth A. Randall*                         Trustee                        September 28, 1995
-----------------------
Kenneth A. Randall

/s/ Edward V. Regan*                            Trustee                        September 28, 1995
--------------------
Edward V. Regan

/s/ Russell S. Reynolds, Jr.*                   Trustee                        September 28, 1995
-----------------------------
Russell S. Reynolds, Jr.

/s/ Sidney M. Robbins*                          Trustee                        September 28, 1995
----------------------
Sidney M. Robbins

/s/ Pauline Trigere*                            Trustee                        September 28, 1995
--------------------
Pauline Trigere


/s/ Clayton K. Yeutter*                         Trustee                        September 28, 1995
-----------------------
Clayton K. Yeutter


*By: /s/ Robert G. Zack
--------------------------------
Robert G. Zack, Attorney-in-Fact

                                             OPPENHEIMER GLOBAL FUND

                                                  EXHIBIT INDEX


Exhibit No.           Description
-----------           -----------

    24(a)(8)          Independent Auditors' Consent

24(b)(4)(i)           Specimen Class A Share Certificate

24(b)(4)(ii)          Specimen Class B Share Certificate

24(b)(4)(iii)         Specimen Class C Share Certificate

24(b)(15)(iii)        12b-1 Distribution and Service Plan and Agreement
                      for Class C Shares

24(b)(16)             Performance Data Computation Schedule

24(b)(17)(i)          Financial Data Schedule for Class A Shares as of
                      9/30/94

24(b)(17)(ii)         Financial Data Schedule for Class B Shares as of
                      9/30/94

24(b)(17)(iii)        Financial Data Schedule for Class A Shares as of
                      3/31/95

24(b)(17)(iv)         Financial Data Schedule for Class B Shares as of
                      3/31/95